UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices)(Zip code)

Jeremy DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1:	Report to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

LITMAN GREGORY FUNDS TRUST

Annual Report

Litman Gregory Masters Equity Fund

Litman Gregory Masters International Fund

Litman Gregory Masters Smaller Companies Fund

Litman Gregory Masters Alternative Strategies Fund

December 31, 2017

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The five managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run between 18% to 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

¡	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

¡	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories. The Litman Gregory Masters Alternative Strategies Fund’s Sharpe ratio ranked 1 out of 121 in its Peer Group, US OE Multialternative Morningstar Category from 10/1/2011 to 12/31/2017. Past performance is no guarantee of future results.

See pages 9, 16, and 28 for each fund’s top contributors. See pages 10, 19 and 29 for each fund’s portfolio composition. See pages 38 for the Alternative Strategies Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Litman Gregory Fund Advisors LLC has ultimate responsibility for the performance of the Masters Funds due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 129 for index definitions. You cannot invest directly in an index.

Please see page 131 for industry definitions.

Fund Summary	3

Litman Gregory Masters Funds’ Performance

	Average Annual Total Returns
Institutional Class Performance as of 12/31/2017	1-Year	3-Year	5-Year	10-Year	15-Year	Since Inception
Litman Gregory Masters Equity Fund (12/31/96)	21.15%	10.01%	14.85%	7.15%	8.89%	8.43%
Russell 3000 Index	21.13%	11.12%	15.58%	8.60%	10.25%	8.45%
Morningstar Large Blend Category Average	20.47%	9.32%	13.69%	6.93%	8.71%	6.95%
Gross Expense Ratio: 1.29% Net Expense Ratio* as of 4/30/17: 1.20%

Litman Gregory Masters International Fund (12/1/97)	23.61%	3.67%	5.65%	1.47%	8.49%	7.63%
MSCI ACWI ex-U.S. Index	27.19%	7.83%	6.80%	1.84%	8.75%	5.76%
MSCI EAFE Index	25.03%	7.80%	7.90%	1.94%	8.11%	5.27%
Morningstar Foreign Large Blend Category Average	25.42%	7.49%	7.05%	1.46%	7.42%	4.71%
Gross Expense Ratio: 1.29% Net Expense Ratio* as of 4/30/17: 1.06%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	14.44%	5.66%	9.15%	6.48%	n/a	8.29%
Russell 2000 Index	14.65%	9.96%	14.12%	8.71%	n/a	10.31%
Morningstar Small Blend Category Average	12.39%	8.67%	12.88%	7.80%	n/a	9.65%
Gross Expense Ratio: 1.68% Net Expense Ratio* as of 4/30/17: 1.26%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	4.51%	3.49%	4.07%	n/a	n/a	5.30%
Bloomberg Barclays Aggregate Bond Index	3.54%	2.24%	2.10%	n/a	n/a	2.53%
3-Month LIBOR	1.21%	0.72%	0.54%	n/a	n/a	0.52%
Morningstar Multialternative Category Average	5.58%	1.15%	1.69%	n/a	n/a	2.13%
HFRX Global Hedge Fund Index	5.98%	1.54%	2.13%	n/a	n/a	2.18%
Russell 1000 Index	21.69%	11.23%	15.71%	n/a	n/a	17.23%
Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest &
Borrowing Costs on Leverage Line of Credit[1] as of 4/30/17: 1.47%
Total Net Operating Expenses[2] as of 4/30/17: 1.75%
Gross Expense Ratio as of 4/30/17: 1.83%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

*Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2017. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through 4/30/2018.

1.  Does not include dividend expense on short sales of 0.19% and interest expense of 0.09%

2.  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2018. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

4	Litman Gregory Funds Trust

Dear Fellow Shareholder,

The second half of 2017 capped yet another stellar year for U.S. stocks and global financial markets in general. For the full year, the S&P 500 Index gained 21.83%. Smaller-cap U.S. stocks, represented by the Russell 2000 Index, rose 14.65%. Foreign stock markets were even stronger, with the MSCI EAFE Index of developed international markets rising 25.03% (in U.S. dollar terms) and the MSCI Emerging Markets Index up 37.28%.

Core investment-grade bonds delivered positive returns as the benchmark 10-year Treasury yield ended the year little changed from where it began. The Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% for the year. However, shorter-term Treasury yields rose during the period (as the Federal Reserve raised rates three times), causing the yield curve to flatten considerably—the difference between the 10-year and 3-month Treasury yields ended the year near a 10-year low.

For the second half of the year, the Litman Gregory Masters Equity Fund and the Litman Gregory Masters Smaller Companies Fund both outperformed their index benchmarks, while the Litman Gregory Masters International Fund trailed its benchmarks. For the full year, the Equity Fund and Smaller Companies Fund performed in line with their respective larger-cap and smaller-cap index benchmarks, while the International Fund lagged. The Litman Gregory Masters Alternative Strategies Fund performed in line with its absolute risk and return objectives. The fund continues to have the highest risk-adjusted return (as measured by both the Sharpe and Sortino ratios) in its Morningstar Multialternative category, since inception. Please see the individual fund annual reports for additional details and commentary.

Thoughts on the Bigger Picture

We’re running out of superlatives to describe the U.S. stock market. This was the ninth consecutive year of positive returns for the S&P 500, tying the historic 1990s bull market and capping a truly remarkable run from the depths of the 2008–2009 financial crisis. Beyond that, 2017 stood out for its lack of market volatility or downside. It was the first year ever that the S&P 500 rose in every single month. The VIX index of expected volatility fell to an all-time low in the fourth quarter. By year-end, the market had rallied for more than 400 days without registering as little as a 3% decline—the longest such streak in 90 years of market history, according to Ned Davis Research.

The broad driver of the market’s rise for the year was rebounding corporate earnings growth, supported by solid economic data, synchronized global economic growth, still-quiescent inflation, and accommodative global monetary policies. U.S. stocks got an additional catalyst in the fourth quarter with the passage of the Republican tax plan, reflecting investors’ optimism about its potential to further boost corporate after-tax profits, at least over the shorter term. Looking ahead, the consensus outlook is for continued U.S. and global economic growth and little risk of a recession in 2018. Without a recession, an equity bear market is unlikely—although a 10% market “correction” can happen at any time, and a severe macro/geopolitical shock could cause a larger drop.

While the near-term fundamentals appear solid enough, and market price momentum is a powerful force, we remain concerned from our top-down and longer-term perspective about market valuations. History is clear that high valuations imply low future returns, when analyzed over five- to 10-year-plus time periods. Related to this, when an outlook becomes the strong consensus view, one should assume it is already discounted to a meaningful degree in current market prices. Along with many valuation indicators flashing red, investor sentiment indicators are now also hitting all-time highs.

None of this is to say the U.S. stock market can’t or won’t post another strong positive year in 2018. But our analysis suggests very low expected returns for the market index over the next five years, with a high likelihood of a bear market at some point during that period. Given this outlook, we think it is critical for investors to honestly assess their own risk tolerance and investment temperament, and to be invested in a portfolio consistent with and run by managers aligned with these personal attributes. This will enable them to remain disciplined and patient—during the good times as well as the inevitable challenging periods—meaningfully improving their odds of achieving their long-term investment goals.

Thoughts on the Funds

We want to reiterate that Litman Gregory’s top-down market and asset class views have no bearing on the Litman Gregory Masters equity funds. The funds’ positioning and exposures are entirely the result of the stock selection and investment decisions of the funds’ sub-advisors. A core principle of our funds is to select managers representing a diversity of investment approaches or “styles,” creating a well-diversified overall fund, while still getting only the managers’ highest-conviction holdings. We believe our sub-advisors are skilled stock pickers, with the ability to add value running a highly concentrated portfolio sleeve. But each manager has a distinctive investment process, and their bottom-up assessment of the reward-versus-risk within their investment universes will differ over time.

We see this currently in the Equity Fund and Smaller Companies Fund, where some of our managers are not finding many compelling investment opportunities and their cash position has built up as result, while others are fully invested

Fund Summary	5

and still finding stocks that meet their hurdle for inclusion in their Masters portfolio. With each manager sticking to their investment discipline and being highly selective, we believe their potential to outperform the index over the remainder of this market cycle and over the longer term is high, but their paths to doing so will certainly look different from each other. For example, with growth stocks experiencing an extended multiyear period of outperformance versus value, we wouldn’t be surprised to see that relative performance cycle turn in favor of our more value-oriented managers. But as always, the timing of such shifts is uncertain.

Moving to international stocks, our outlook is currently more positive than for U.S. stocks. Our top-down analysis suggests non-U.S. companies in aggregate, especially in Europe where the International Fund is significantly overweight, are under-earning relative to their long-term potential or normalized level. Unlike the United States, since the 2008 financial crisis, Europe has gone through a debt crisis, and a relatively slow banking-sector deleveraging that has crimped lending and demand. Our analysis suggests Europe’s recovery has lagged that of the United States and there is a strong case for international stocks outperforming their U.S. counterparts looking forward. Anecdotally, we see that European countries are implementing labor-market reforms and European companies are restructuring and becoming leaner—both should bode well for profits if the synchronized global economic recovery continues.

Finally, turning to the Alternative Strategies Fund, the year saw two changes to our sub-advisor lineup, with the addition of DCI in early July and the removal of Passport in late December. Founded in 2004, DCI is a corporate credit–focused investment firm that manages systematic, fundamental, quantitatively driven strategies. We are very enthusiastic about the long-short credit portfolio they are running for our fund. We believe their strategy can generate attractive risk-adjusted returns across a variety of market environments, with low volatility, low risk of significant drawdowns, and low or no correlation to the equity, high-yield, and Treasury bond markets, as well as the other strategies on the fund.

We believe there is a long-term strategic role in most balanced investor portfolios for a well-managed, all-weather, multialternative strategies fund. We think the potential benefits of such a position are particularly compelling in the current environment, given the poor expected returns implied by stretched stock market valuations and very low bond yields, not to mention a panoply of macro uncertainties, such as central bank policy unwinding (“quantitative tightening”). Over the past nine-year bull market, there has been little need for portfolio diversification beyond owning a mix of U.S. stocks and core bonds. But financial market history is a history of cycles: bull markets sow the seeds of bear markets, and vice versa; the valuation pendulum swings from one extreme to the other, driven by human herd behavior; asset classes that were once loved become hated, and vice versa.

Our Alternative Strategies Fund is not intended to track any market index. Based on each of the underlying sub-advisors’ portfolios, its current overall positioning is on the conservative side of the spectrum. But once volatility returns to the markets, we know there will be better opportunities for our managers to commit capital, and we believe they are well positioned to do so. We can’t predict exactly when, but with U.S. stock market valuations and market sentiment at or near all-time highs, we are confident our patience will be rewarded.

As always, we thank you for your confidence in the Litman Gregory Masters Funds. Our commitment and confidence is reflected in the collective personal investments in the funds by Litman Gregory principals, employees, and the funds’ trustees of over $21 million, as of December 31, 2017.

Sincerely,

Jeremy DeGroot, President and Portfolio Manager

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

6	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Review

The Litman Gregory Masters Equity Fund returned 21.15% for 2017, in line with the 21.13% return for the Russell 3000 Index benchmark and above the 20.47% gain for the Morningstar Large Blend category. Since the fund’s inception on December 31, 1996, the fund’s 8.43% annualized return is in line with the benchmark but is well ahead of its peer group’s 6.95% return.

The Equity Fund established a strong track record during its first decade, gaining 10.12% annualized as of December 31, 2006 compared to an 8.64% annualized return for the Russell 3000 Index. However, the fund meaningfully lagged in 2006 and again in the second half of 2008 during the financial crisis. At various points in 2008, Litman Gregory made changes to the fund, including hiring three new sub-advisors and removing two managers from the fund’s lineup. In the post-2008 financial crisis period, the fund’s performance has been competitive in an environment in which indexes have been particularly difficult to beat. Since January 1st 2009, the Equity Fund has gained 15.81%, which compares favorably to the 15.44% gain for the Russell 3000 Index and very favorably against the 13.59% return of the Morningstar Large Blend category, placing the fund in the top decile of returns for the category.

Performance as of 12/31/2017
	Average Annual Total Returns
	Three Month	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters Equity Fund Institutional (12/31/96)	5.74%	21.15%	10.01%	14.85%	7.15%	8.89%	8.43%
Russell 3000 Index	6.34%	21.13%	11.12%	15.58%	8.60%	10.25%	8.45%
Morningstar Large Blend Category*	6.42%	20.47%	9.32%	13.69%	6.93%	8.71%	6.95%
Litman Gregory Masters Equity Fund Investor (4/30/2009)	5.72%	20.87%	9.76%	14.64%	n/a	n/a	14.94%
Russell 3000 Index	6.34%	21.13%	11.12%	15.58%	n/a	n/a	16.27%
Morningstar Large Blend Category*	6.42%	20.47%	9.32%	13.69%	n/a	n/a	14.25%
* Although Morningstar categorizes the Equity Fund as Large Growth, we believe it is better categorized as Large Blend.
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2017, the gross and net expense ratios for the Institutional Class were 1.29% and 1.20%, respectively; and for the Investor Class were 1.54% and 1.45%, respectively. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2018. All performance discussions in this report refer to the performance of the Institutional share class.

Performance of Managers

The performance of the fund’s seven sub-advisors was mixed for the year. Four managers outperformed their respective benchmarks, one manager performed in line, and two managers underperformed. The performance of the sub-advisors ranged from 4.82% to 39.16% (returns are net of the management fee each sub-advisor charges the fund), with Sands Capital, the fund’s growth-oriented manager, generating the highest return in an environment conducive for their style of investing (the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by over 16 percentage points).

Key Performance Drivers

In 2017, neither stock selection nor sector allocation had a material impact on performance relative to the benchmark; they netted out close to zero. It is important to understand that the portfolio is built stock by stock, and that sector weightings are a residual of the bottom-up fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

From a sector perspective, the fund’s information technology average overweight (28% vs. 22%) was a leading contributor to relative performance in 2017 as the fund’s information technology names gained over 35%, reflecting the broad-based outperformance of the tech stocks held in the portfolio. These include out-of-benchmark foreign names Alibaba Group Holding and Baidu (both owned by co-managers Frank Sands, Jr. and Mike Sramek of Sands Capital), which gained 94.54% and 43.1% in 2017, respectively. Visa was another winner in the sector, gaining 47.47%. Visa was owned by both Sands and Harris Associates’ Clyde McGregor, and was the third-largest holding at year-end at over three percent of assets, resulting in a meaningful contribution to overall performance. Visa operates the world’s largest retail electronic payment network, processing more than 50% of all credit and debit transactions globally. Regarding the strong 2017 performance from the company, Sands says Visa’s business continues to benefit from the long-term secular shift from paper-based payments to electronic forms as 80% of worldwide transactions are still done in cash. In addition, over the next couple of years the Sands team anticipates a few additional percentage points of growth to come from synergies resulting

Fund Summary	7

from the company’s acquisition of Visa Europe. (Visa’s European operations had been mutually owned by European banks until Visa acquired them in 2016.) McGregor also notes the positive effects of the integration of the European business, which is progressing at a healthier pace than management anticipated. Overall, McGregor believes Visa is a well-managed company with significant competitive advantages through its deep payments network, and he remains optimistic about Visa’s expansion prospects as it capitalizes on the accelerating transition to cashless transactions. We should note that both managers have owned the stock since 2010/2011 and have an average cost of approximately $19.50. At year-end, the stock traded at $114, reflecting more than a 500% return.

Stock selection was strong in the consumer discretionary sector, with Amazon.com the leading individual contributor to performance in the period. This position gained over 55% in 2017 and is owned by Sands as well as co-managers Chris Davis and Danton Goei of Davis Advisors. The Davis team refers to Amazon as an e-commerce giant that has profoundly reshaped the retail industry over the years. They add that in addition to its retail business, Amazon has a state-of-the-art, rapidly growing web services business—Amazon Web Services (AWS)—that enables companies and other organizations to outsource their computer systems to Amazon’s digital cloud. Sands says they expect e-commerce growth to continue to outpace overall retail spending for the foreseeable future and believe Amazon should be a primary beneficiary of this global secular trend. In addition, AWS is expected to be a key player in the paradigm shift toward shared infrastructure services. Sands adds that Amazon’s recently enhanced level of financial disclosures provides increased transparency that helps strengthen the team’s conviction in the overall health and growth prospects of Amazon’s retail business and significantly raises their expectations for the long-term potential of AWS. Sands anticipates robust top-line growth, scale-based expense leverage, and a higher-margin sales mix to drive above-average revenue and earnings growth over the next five years. Sands expects that over their investment horizon, Amazon could deliver very attractive annualized earnings growth.

Another consumer discretionary position that contributed significantly to performance was Fiat Chrysler Automobiles. This name is owned by Bill Nygren of Harris Associates, and it gained over 92% in the period. Nygren says Fiat’s share price soared during the reporting period on speculation that the company was going to be sold. Headlines abounded in the third quarter regarding Fiat as an acquisition target for a Chinese original equipment manufacturer, and on rumors that Great Wall Motors was interested in buying Jeep. Nygren is unaware of any formal acquisition offers thus far and believes the company remains committed to executing its 2018 operating plan. Furthermore, Nygren says the company is showing continued strong operating performance and impressive profitability improvement. In his view, Fiat has one of the best management teams in the business with a strong track record of allocating capital efficiently. CEO Sergio Marchionne is focused on maximizing per-share value for the benefit of shareholders.

Two sectors where stock picking detracted in the period were energy and industrials, though energy was the larger detractor. The fund’s 10 energy holdings held during the year, in aggregate, underperformed the Russell 3000’s energy holdings by over 16%. The worst offenders in the portfolio included Chesapeake Energy (owned by Nygren, down over 46%), Noble Energy (owned by Dick Weiss of Wells Capital Management, down 37.6% before being sold in August), and Frank’s International (owned by Nuance’s Scott Moore, down 41.6% before being sold in September).

Despite headwinds from a challenging commodity environment and specific negative events like the devastation caused by Hurricane Harvey, Nygren’s investment thesis for Chesapeake remains intact. He is impressed by how well Chesapeake’s management team and board of directors have navigated this challenging environment. Other positives include the company’s efforts to eliminate wasteful spending by limiting capital expenditures and operating costs, as well as the management team’s shift in focus from acreage growth to returns and capital efficiency. Overall, Nygren believes the underlying company assets are high quality with significant private market value, and he remains positive about the long-term prospects for Chesapeake.

Noble Energy, an independent oil and natural gas exploration and production company, has core operations onshore in the United States (primarily in the Denver-Julesburg, or DJ, Basin and the Marcellus Shale), in the Gulf of Mexico, offshore in the eastern Mediterranean, and offshore West Africa. Weiss says the outlook for Noble is anchored on growth from its top-tier assets in the DJ Basin, Marcellus, and future offshore developments in the Mediterranean. Ultimately, the company’s growth requires a recovery in oil prices, which did not come to fruition before the stock was eliminated from the portfolio in the third quarter. Weiss saw more attractive opportunities elsewhere as the stock underperformed alongside a falling commodity price.

Moore exited Frank’s International in the third quarter after changing his longer-term view of the energy sector. He acknowledges that Frank’s was a disappointing stock and believes crude oil exploration and production companies, equipment and service companies, and refiners are all likely facing a multiyear period of competitive transition. With the combination of government-mandated bans on internal combustion engines and the potential for consumer-driven shifts to electric vehicles, Moore believes the future looks far from certain for crude oil demand growth. While Frank’s still has many of the traits Moore likes, namely a leading competitive position in a highly engineered sub-industry with net cash on the balance sheet, the potential for a competitive transition trumps the company’s current positive attributes.

In the industrials sector, General Electric (GE) was a main detractor from performance. The stock, owned by Nygren, fell by over 42% in the year. GE installed John Flannery as its new CEO in August, a move Nygren and his team applauded since they have met with him several times and respect the operational skill he has applied in other roles at the firm. In addition, Flannery is a key architect of

8	Litman Gregory Funds Trust

the capital allocation changes that GE is implementing, which Nygren says are important components of his investment thesis. Nygren adds that GE has recently worked to reinvent itself and possesses a renewed focus on achieving appropriate capital returns. For example, the company revamped its variable compensation plan for thousands of employees who are now paid on factors that emphasize improving return on invested capital. Nygren says GE has been a very frustrating holding as business fundamentals have lagged expectations. However, he continues to hold the stock because he believes its price has declined more than warranted by the fundamentals.

Top 10 Individual Contributors as of the Year Ended December 31, 2017
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Amazon.com Inc.	3.17	1.50	55.03	1.51	Consumer Discretionary
Visa Inc. Class A	3.25	0.72	47.47	1.37	Information Technology
Alphabet Inc. A	3.38	1.09	32.60	1.04	Information Technology
TE Connectivity Ltd.	2.62	0.00	39.55	0.97	Information Technology
Alibaba Group Holding SP	1.40	0.00	94.54	0.97	Information Technology
Fiat Chrysler Automobiles	1.11	0.00	92.55	0.82	Consumer Discretionary
Alphabet Inc. C	2.12	1.09	35.05	0.70	Information Technology
Facebook Inc. A	1.39	1.41	53.34	0.65	Information Technology
Lear Corp.	1.77	0.04	36.58	0.63	Consumer Discretionary
Oracle Corp.	2.31	0.53	22.78	0.62	Information Technology

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Year Ended December 31, 2017
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Chesapeake Energy Corp.	0.67	0.01	-46.24	-0.52	Energy
General Electric Co.	0.82	0.92	-42.73	-0.48	Industrials
Noble Energy Inc.	0.46	0.05	-37.55	-0.31	Energy
Apache Corp.	0.74	0.07	-31.27	-0.30	Energy
Frank’s International NV	0.39	0.00	-41.56	-0.30	Energy
Global Eagle Entertainment Inc.	0.17	0.00	-66.68	-0.27	Consumer Discretionary
Schlumberger Ltd.	0.54	0.39	-20.83	-0.23	Energy
Chico’s FAS Inc.	0.51	0.01	-36.50	-0.22	Consumer Discretionary
Diebold Nixdorf Inc.	0.51	0.01	-18.48	-0.16	Information Technology
Newfield Exploration Co.	0.33	0.03	-27.19	-0.15	Energy

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

The Equity Fund portfolio is the result of seven bottom-up stock-pickers with varying investment approaches building concentrated portfolios. Therefore, the portfolio often looks quite different from its benchmark. For example, it is common for the fund to have meaningful sector over- and underweights. At year-end, the fund was more than eight percentage points overweight to the financial sector (23.7% vs. 15.2%) and was meaningfully underweight to the health care sector (5.2% vs. 13.3%).

As for portfolio shifts during the year, there was nothing dramatic. The largest change was a 3.3 percentage point decrease to energy, while there was a 2.3 percentage point increase to industrials. Cash increased by 2.5 percentage points to 8.3% as of the end of 2017.

Over 2017, the Equity Fund’s market-cap dispersion shifted toward larger companies. Large-cap stocks (defined by Russell as companies with market caps above $29 billion) make up roughly 58% of the portfolio as of year-end (versus 49% at year-end 2016),

Fund Summary	9

while mid- and smaller-sized companies collectively account for approximately 33% of assets. The fund’s weighted-average market cap increased from $110.0 billion to $146.9 billion over the year. Foreign holdings account for approximately 16% of the portfolio, which is virtually unchanged from the start of the year.

Allocation By Sector

	Fund as of 12/31/17	Fund as of 12/31/16	Russell 3000 as of 12/31/17
Consumer Discretionary	17.5%	17.7%	12.5%
Consumer Staples	2.8%	2.2%	7.3%
Energy	3.9%	7.3%	5.8%
Finance	23.7%	21.6%	15.2%
Health Care & Pharmaceuticals	5.2%	5.5%	13.3%
Industrials	11.3%	9.1%	10.9%
Information Technology	25.4%	27.4%	22.8%
Materials	1.9%	2.6%	3.4%
Real Estate	0.0%	0.0%	3.8%
Telecom	0.0%	0.0%	1.9%
Utilities	0.0%	0.8%	3.0%
Cash Equivalents & Other	8.3%	5.8%	0.0%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $981 million

Small-Cap $981 million - $4.4 billion

Small/Mid-Cap $4.4 billion - $10.6 billion

Mid-Cap $10.6 billion - $29.4 billion

Large-Cap > $29.4 billion

Totals may not add up to 100% due to rounding

10	Litman Gregory Funds Trust

Closing Thoughts

The Litman Gregory Masters Equity Fund now has a 21-year track record. Over that span, there have been periods of strong absolute and relative performance, as well as periods of underperformance. Over trailing time periods, the fund’s annualized performance is mostly in line with or slightly behind its Russell 3000 benchmark.

Looking forward, we believe the markets may be heading into an environment where stock picking will matter more to investment returns. Since the 2008 financial crisis, owning a broad index of stocks has been sufficient. The Russell 3000 has had nine consecutive calendar years of gains, with an annualized return of 17.5%. This is well above the 11.95% average return since its January 1979 inception. In addition to strong returns, we have recently seen unusually low market volatility. We don’t believe this combination of high returns and low volatility is sustainable. The case for stock picking further improves if we consider that correlations across stocks have been declining recently, while the dispersion of individual stock returns has increased. This provides a more fertile environment for stock pickers to add value over the index. A less uniform market means that sectors and stocks move more independently, leading to idiosyncratic stock-picking opportunities, and opportunities for outperformance.

Our goal, as has always been the case, is to identify a small number of highly skilled stock-pickers who we believe can add value through a concentrated portfolio of only their best ideas. Ongoing due diligence of our managers is critical to our process, and our goal is to continually retest our thesis for each sub-advisor. This re-testing involves frequent contact with managers—either at their office, via conference calls, or by spending several hours with them in our office. The primary goal is to assess whether the teams are executing their investment process, upon which our confidence is based. This involves having detailed stock discussions where we want to understand why a stock qualifies as a best idea, as well as the risks to that business. We also walk through mistakes to understand lessons learned. During periods of underperformance, our contact will intensify, and the longer that underperformance persists, the more frequent the contact. Other reasons for contact can include changes to the investment team, unusual portfolio activity, and the introduction of new strategies, which can dilute the team’s focus. A goal of our work is to avoid emotional or knee-jerk reactions to changes, such as a personnel departure or small changes to the process, or an unsatisfying stretch of underperformance. Our objective is to allow sufficient time for performance to improve in the case of managers in whom we retain high confidence and to replace managers when we believe there is a process breakdown or when negative organizational changes occur that erode our confidence in a manager’s ability to outperform.

Sticking to this process—remaining disciplined in our execution of it—we believe that the fund can outperform its benchmark over a full market cycle. We continue to work hard to ensure that the fund is well positioned for success over the medium and longer term.

Thank you for your continued trust and confidence.

Fund Summary	11

Litman Gregory Masters Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis Danton Goei	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Andrew Ramer	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore	Nuance Investments, LLC	10%	All sizes	Value	Russell 3000 Value Index
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend	Russell 2000 Index

Equity Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Equity Fund from December 31, 1996 to December 31, 2017 compared with the Russell 3000 Index and Morningstar Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

12	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017

Shares		Value
COMMON STOCKS: 91.7%

Consumer Discretionary: 17.5%
10,075	Amazon.com, Inc.*	$11,782,410
28,000	Cheesecake Factory, Inc. (The)	1,349,040
227,000	Chico’s FAS, Inc.	2,002,140
55,000	Comcast Corp. - Class A	2,202,750
29,500	Dollar General Corp.	2,743,795
18,112	Expedia,Inc.	2,169,274
219,308	Fiat Chrysler Automobiles N.V.*	3,912,455
124,600	General Motors Co.	5,107,354
152,500	Global Eagle Entertainment, Inc.*	349,225
37,300	Lear Corp.	6,589,418
124,000	Liberty Interactive Corp. QVC Group - Class A*	3,028,080
111,800	MGM Resorts International	3,733,002
15,025	Netflix, Inc.*	2,884,199
2,050	Priceline Group, Inc. (The)*	3,562,367
39,200	Starbucks Corp.	2,251,256
29,000	TJX Cos., Inc. (The)	2,217,340
104,000	Twenty-First Century Fox, Inc. - Class A	3,591,120

		59,475,225

Consumer Staples: 2.8%
10,730	Colgate-Palmolive Co.	809,579
15,267	Diageo Plc - ADR	2,229,440
23,000	Henkel AG & Co. KGaA	2,765,174
10,905	Kimberly-Clark Corp.	1,315,797
25,382	Procter & Gamble Co. (The)	2,332,098

		9,452,088

Energy: 3.9%
39,260	Apache Corp.	1,657,558
490,000	Chesapeake Energy Corp.*	1,940,400
7,300	Concho Resources, Inc.*	1,096,606
283,870	Encana Corp.	3,783,987
13,800	Pioneer Natural Resources Co.	2,385,330
61,400	RSP Permian, Inc.*	2,497,752

		13,361,633

Financials: 23.7%
145,000	Ally Financial, Inc.	4,228,200
28,665	American Express Co.	2,846,721
47,500	American International Group, Inc.	2,830,050
117,000	Bank of America Corp.	3,453,840
134,445	Bank of New York Mellon Corp. (The)	7,241,208
28	Berkshire Hathaway, Inc. - Class A*	8,332,800
24,000	Berkshire Hathaway, Inc. - Class B*	4,757,280
63,500	Blackstone Group L.P. (The)	2,033,270
90,040	Capital One Financial Corp.	8,966,183
55,300	Citigroup, Inc.	4,114,873
3,584	Everest Re Group Ltd.	792,996
6,700	Fairfax Financial Holdings Ltd.	3,553,278
31,500	FirstCash, Inc.	2,124,675
26,400	HDFC Bank Ltd. - ADR	2,684,088
22,030	JPMorgan Chase & Co.	2,355,888
3,454	Markel Corp.*	3,934,555
21,022	MetLife, Inc.	1,062,873
14,025	Northern Trust Corp.	1,400,957
42,500	PacWest Bancorp	2,142,000
86,000	Sterling Bancorp	2,115,600

Shares		Value
Financials (continued)
11,828	Travelers Cos., Inc. (The)	$1,604,350
14,837	UMB Financial Corp.	1,067,077
109,480	Wells Fargo & Co.	6,642,152

		80,284,914

Health Care: 5.2%
22,483	Abbott Laboratories	1,283,105
22,000	Alexion Pharmaceuticals, Inc.*	2,630,980
4,499	Becton Dickinson & Co.	963,062
19,000	Celgene Corp.*	1,982,840
53,500	Cerner Corp.*	3,605,365
11,850	Illumina, Inc.*	2,589,106
7,650	Regeneron Pharmaceuticals, Inc.*	2,876,094
46,056	Smith & Nephew Plc - ADR	1,612,421

		17,542,973

Industrials: 11.3%
41,500	Adecco Group AG	3,175,923
204,800	Arconic, Inc.	5,580,800
65,500	CH Robinson Worldwide, Inc.	5,835,395
115,000	General Electric Co.	2,006,750
21,500	Honeywell International, Inc.	3,297,240
20,697	Hub Group, Inc. - Class A*	991,386
130,600	Johnson Controls International Plc	4,977,166
55,900	Oshkosh Corp.	5,080,751
36,000	PACCAR, Inc.	2,558,880
9,395	Rockwell Collins, Inc.	1,274,150
29,320	United Technologies Corp.	3,740,352

		38,518,793

Information Technology: 25.4%
28,500	Accenture Plc - Class A	4,363,065
24,000	Akamai Technologies, Inc.*	1,560,960
28,375	Alibaba Group Holding Ltd. - ADR*	4,892,701
10,795	Alphabet, Inc. - Class A*	11,371,453
6,476	Alphabet, Inc. - Class C*	6,776,486
12,425	Baidu, Inc. - ADR*	2,910,059
140,900	CommScope Holding Co., Inc.*	5,330,247
69,353	CSRA, Inc.	2,075,042
26,350	Facebook, Inc. - Class A*	4,649,721
22,900	MasterCard, Inc. - Class A	3,466,144
68,000	NCR Corp.*	2,311,320
67,000	Oracle Corp.	3,167,760
15,300	Red Hat, Inc.*	1,837,530
39,125	salesforce.com, Inc.*	3,999,749
23,600	ServiceNow, Inc.*	3,077,204
96,000	TE Connectivity Ltd.	9,123,840
90,005	Visa, Inc. - Class A	10,262,370
25,575	Workday, Inc. - Class A*	2,602,001
71,500	Zendesk, Inc.*	2,419,560

		86,197,212

Materials: 1.9%
40,000	Agnico Eagle Mines Ltd.	1,847,200
173,500	Potash Corp. of Saskatchewan, Inc.	3,582,775
6,368	Praxair, Inc.	985,002

		6,414,977

TOTAL COMMON STOCKS (Cost $198,814,704)		311,247,815

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	13

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 8.2%

REPURCHASE AGREEMENTS: 8.2%
$27,911,000	FICC, 0.20%, 12/29/2017, due 01/02/2018 [collateral: par value $24,195,000, U.S. Treasury Bond, 3.625%, due 08/15/2043, value $28,496,418] (proceeds $27,911,620)	$27,911,000

TOTAL SHORT-TERM INVESTMENTS (Cost $27,911,000)		27,911,000

TOTAL INVESTMENTS (Cost: $226,725,704): 99.9%		339,158,815

Other Assets in Excess of Liabilities: 0.1%		377,477

Net Assets: 100.0%		$339,536,292

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
L.P.	Limited Partnership.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

14	Litman Gregory Funds Trust

Litman Gregory Masters International Fund Review

The Litman Gregory Masters International Fund gained 23.61% in 2017, while its benchmarks, the MSCI ACWI ex USA Index and the MSCI EAFE Index rose 27.19% and 25.03%, respectively. The fund also trailed its average peer (up 25.42%) in the Morningstar Foreign Large Blend Category.

December 2017 marked the 20th anniversary of the Litman Gregory Masters International Fund. We are pleased that the fund has returned 7.63% since its inception on December 1, 1997. This return is nicely ahead of the MSCI ACWI ex USA Index return of 5.76%, the MSCI EAFE Index return of 5.27%, and the Morningstar Foreign Large Blend Category return of 4.71%. This long-term record, in our opinion, is a validation of the Masters Funds concept and our belief that concentration in the right hands can add significant value.

Performance as of 12/31/2017
	Average Annual Total Returns
	Three Month Return	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters International Fund Institutional Class (12/1/1997)	2.69%	23.61%	3.67%	5.65%	1.47%	8.49%	7.63%
MSCI ACWI (ex- U.S.) Index	5.00%	27.19%	7.83%	6.80%	1.84%	8.75%	5.76%
MSCI EAFE Index	4.23%	25.03%	7.80%	7.90%	1.94%	8.11%	5.27%
Morningstar Foreign Large Blend Category Average	3.95%	25.42%	7.49%	7.05%	1.46%	7.42%	4.71%
Litman Gregory Masters International Fund Investor Class (4/30/2009)	2.66%	23.36%	3.42%	5.38%	n/a	n/a	8.30%
MSCI ACWI (ex- U.S.) Index	5.00%	27.19%	7.83%	6.80%	n/a	n/a	9.36%
MSCI EAFE Index	4.23%	25.03%	7.80%	7.90%	n/a	n/a	9.55%
Morningstar Foreign Large Blend Category Average	3.95%	25.42%	7.49%	7.05%	n/a	n/a	9.22%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2017, the gross and net expense ratios for the Institutional Class were 1.29% and 1.06%, respectively; and for the Investor Class were 1.54% and 1.31%, respectively. The Advisor is contractually obligated to waive management fees through April 30, 2018. All performance discussions in this report refer to the performance of the Institutional share class.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Performance of Managers

In 2017, of the five sub-advisors who were on the fund for the full year, one sub-advisor outperformed their benchmark, one sub-advisor matched the return of their benchmark, and the three other sub-advisors trailed their respective benchmarks (one lagged by only 30 basis points). The year-to-date performance of these five sub-advisors ranged from 15.79% to 28.63% (returns are net of the management fee each sub-advisor charges the fund). A sixth manager, David Marcus of Evermore Global Advisors, joined the fund in March 2017 and is outperforming his benchmark.

While we have certainly been disappointed with performance in the past few years, our focus remains on generating better-than-average long-term performance. There are three sub-advisors that have been on the fund for at least five years, and each of them has outperformed their respective benchmarks since they joined the fund. Net of their sub-advisor fee, outperformance ranges from 1.59% to 2.73% annualized.

Key Performance Drivers

Below we discuss some of the key drivers of both absolute and relative performance. It is important to understand that the portfolio’s sector and country weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions from stock selection, as well as sector and country weightings, to help shareholders better understand drivers of performance.

Fund Summary	15

In 2017, sector allocation and region allocation both hurt returns relative to the benchmark. In such a strong up market, even a below-average cash position of about 3.5% detracted from returns. From a sector standpoint, being underweight to the information technology sector (4.94% vs. 11.44% for the index at year-end) was the largest detractor as the sector rose nearly 50%.

The fund’s relative underweight to emerging-market countries also hurt returns (the fund’s primary benchmark has emerging-market exposure). The top-performing region in 2017 was developing Asian countries. Some of the fund’s positions in this region performed well, such as JD.com, which was up over 60% in 2017. However, the relative underweight to the region was a headwind for returns.

The strong performance of the fund’s financial holdings led to a positive selection effect last year. Lloyds Banking Group was among the top contributors in 2017. Additionally, non-benchmark positions also contributed positively to returns, such as B2 Holding and Israel Discount Bank.

Top 10 Contributors as of the Year Ended December 31, 2017
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Vivendi SA	4.53	0.14	40.16	1.93	France	Consumer Discretionary
ASML Holding NV	2.53	0.29	59.20	1.48	Netherlands	Information Technology
Wynn Macau Ltd.	1.44	0.02	94.79	1.18	Hong Kong	Consumer Discretionary
Aena SA	1.27	0.05	45.87	1.05	Spain	Industrials
Lloyds Banking Group PLC	3.31	0.29	25.68	0.97	United Kingdom	Financials
Las Vegas Sands Corp.	2.54	0.00	34.85	0.89	United States	Consumer Discretionary
Carlsberg A/S B	2.29	0.06	41.97	0.88	Denmark	Consumer Staples
Don Quijote Holdings Co.	2.15	0.00	38.91	0.87	Japan	Consumer Discretionary
Barratt Developments PLC	1.14	0.04	60.59	0.80	United Kingdom	Consumer Discretionary
CNH Industrial NV	1.42	0.07	55.75	0.79	Netherlands	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Detractors as of the Year Ended December 31, 2017
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Altice NV A	2.26	0.04	-52.58	-1.80	Netherlands	Consumer Discretionary
Teva Pharmaceutical Industries Ltd.	0.42	0.13	-46.14	-0.46	Israel	Health Care
Frontline Ltd.	0.75	0.00	-33.32	-0.45	Bermuda	Energy
Shire PLC	3.17	0.25	-9.91	-0.35	United Kingdom	Health Care
Schlumberger Ltd.	1.29	0.00	-18.67	-0.31	United States	Energy
Inmarsat PLC	1.49	0.01	-17.06	-0.27	United Kingdom	Telecommunications
Scorpio Bulkers Inc.	0.63	0.00	-20.44	-0.24	Monaco	Industrials
Fibra Uno Administracion SA de CV Series 11	0.13	0.02	-12.21	-0.09	Mexico	Real Estate
Telecom Italia SPA	1.07	0.05	-5.51	-0.09	Italy	Telecommunications
Grupo Televisa SAB	0.97	0.06	-10.10	-0.05	Mexico	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

As has been the case the last couple of years, the consumer discretionary sector is the fund’s largest sector overweight at year-end. This sector performed a couple of percentage points better than the broader index, and the fund’s consumer discretionary holdings performed slightly better than those in the index. This resulted in positive attribution from both a sector allocation and stock selection standpoint. The fund’s largest holding, Vivendi, resides in this sector and is currently owned by three sub-advisors (Lazard Asset Management, Evermore, and Northern Cross). Vivendi stock was up over 40% last year and was the top contributor to performance.

Vivendi is a French-headquartered media and telecom conglomerate. David Marcus says under Vivendi chairman Vincent Bolloré’s continued strong leadership, the company has been transformed into a leaner, more focused media and telecom company. A combination of asset sales and strong cash flows in recent years have transformed the company’s balance sheet from a massive net

16	Litman Gregory Funds Trust

debt position to a net cash position. Marcus believes that Vivendi is still in the midst of its transformation. The company understands that both telecom and media-related businesses are going through radical and rapid shifts whose outcomes remain uncertain. In this environment, Mr. Bolloré is pushing to leverage the deep content Vivendi owns through as many different channels as possible.

Marcus views Vivendi as a holding company with a collection of core and non-core assets that will continue to be opportunistic in acquiring undervalued assets, some of which will be restructured and sold, and others that will be restructured and retained. While many investors are unhappy that Mr. Bolloré is not extremely communicative or transparent regarding Vivendi’s goals and strategy, Marcus believes that his history of value creation and old school approach of “doing and not talking much” will continue to accrete real value for shareholders.

The largest detractor last year also came from the consumer discretionary sector. Altice, owned by Vinson Walden of Thornburg Investment Management, is a Netherlands-domiciled holding company that operates as a multinational cable, fiber, telecommunications, and content provider and media company. The position was the largest positive contributor in 2016 but was a significant detractor to performance during the second half of 2017. Because this stock had an outsized impact on performance, we will spend more time than typical discussing this name, including bringing to light Walden’s original investment thesis, thought process as the stock corrected, and viewing of the investment case looking forward.

Walden says they reviewed Altice during its 2013 IPO, and although they did not participate, they continued to watch the company. Then from Altice’s share price peak in mid-2015, the shares declined approximately 60% into December 2015, when Walden initiated a position in Altice. He says the decline had three main causes: (1) a scare in the U.S. and European corporate debt markets; (2) Altice’s failed bid to acquire Bouygues, a French telecom company; and (3) several short-sale reports questioning Altice’s operational practices and accounting.

Walden saw the shares’ late 2015 decline as an opportunity to invest because the valuation adequately compensated for the risks in the debt markets and the questions about competition to their business in France. And based on their analyses, Walden and team were able to discount the negative conclusions in the short-sale reports. Beyond valuation, his assessment of Altice’s durable competitive position and its path to success were also positive. The investment thesis was predicated on the following:

1.	Solid potential for organic growth in the business and attractive cost restructuring opportunities from recent acquisitions in France and the United States
2.	Commitment by the company to use cash flow to pay down debt, which would allow value to accrue to equity investors
3.	Opportunity to compound investor capital, as over time, Altice could potentially resume its pursuit of attractive and accretive acquisitions

During 2016 and the first half of 2017, Altice’s operational performance was in line with Walden’s expectations. It continued to deliver cost restructuring and service improvements across Europe, enhanced its debt service capabilities and maintained a balanced debt maturity profile, and completed acquisitions (and restructuring) in the United States, which created valuable scale. In mid-2017, Altice IPO’d a minority stake in its U.S. operations to create a currency for additional mergers and acquisitions. The share price rebounded with all these positive developments.

However, in November 2017, Altice reported third quarter 2017 results that raised market concerns regarding its ability to improve performance in its home market of France, market its services effectively in Portugal, and deploy capital productively in the United States. This drove a substantial decline in the shares, where a moderate reduction in fundamental metrics was exacerbated by the company’s perceived high debt load.

Since Walden’s original purchase, he says the business is larger and more profitable, but he acknowledges the recent rate of growth and, importantly, poor management execution was disappointing. To drive improvement, the company pushed out Group CEO Michel Combes on November 10, 2017. Founder Patrick Drahi returned as president, and Dexter Goei returned as Group CEO (he’d shifted to driving acquisition integration efforts at Altice USA).

Walden says he and his team have thoroughly reviewed the causes of the disappointments and have spoken with management several times since the selloff began. Because of this mis-step, management now needs to focus more on reducing debt and less on expansion (i.e., their degrees of freedom are reduced somewhat). This in turn has caused Walden to lower his target price for Altice in his base-case scenario, although, depending upon how well management executes, his previous target price expectations may still be met. As is often the case, Walden believes the markets over-reacted to this short-term disappointment, and when we met him in December he saw nearly 100% upside to his lowered price target estimate.

Addressing leverage concerns other investors have with respect to Altice, Walden says there is an ample coverage cushion for earnings before interest, taxes, depreciation, and amortization (EBITDA) to pay interest expense, so he does not see a material risk of default. Altice and its subsidiaries have no large debt maturities until 2021 and have the capacity to pay down debt by €1 billion (or more) each year until then. In addition, the company is likely to dispose of one to three smaller operating assets and use the proceeds to accelerate debt payment.

Fund Summary	17

Walden adds they know and respect Altice’s “new” management (which is really the old management team that built the company) and believe the management team is strong and capable enough to improve operational execution, which is what precipitated the sharp correction in Altice’s stock.

Also within the consumer discretionary sector, two casino operators, Las Vegas Sands and Wynn Macau, were among the top contributors in 2017. Las Vegas Sands, owned by Northern Cross, returned nearly 35% last year. Wynn Macau, which is owned by Walden, increased by nearly 95% in 2017. Both companies control and operate casino properties in Macau. Gaming growth in Macau drove strong performance last year. According to Northern Cross, following a bottom in 2016, gross gaming revenue expanded 19% in 2017, driven by both the high-end and mass markets. Northern Cross says they owned Las Vegas Sands because the company has a dominant position in Macau (in terms of hotel rooms, tables, and convention space) and is thus best positioned to benefit from its transition to a more sustainable model, away from high-end VIP customers playing on credit and toward more mass-market and upper-end cash-based players. On the other hand, Walden says Wynn Macau maintains particularly strong brand equity with VIP gamblers in China. This also makes the properties aspirational destinations for mass-market gamblers visiting Macau. In late 2016, Wynn Macau opened its newest property, the Wynn Palace on the Cotai Strip, and consequently the company had the opportunity to grow market share in addition to benefiting from a healthier overall market.

Energy holdings detracted from performance last year. David Marcus of Evermore Global owns a position in Frontline, a tanker vessel owner and operator with a fleet of more than 60 vessels on the water and an aggregate capacity of approximately 11 million deadweight tons. Shares fell sharply in the fourth quarter, as Marcus says the company reported weaker than expected third quarter earnings. The weak quarter was attributed to the company keeping a disciplined commercial approach during a seasonally weak quarter by not accepting unreasonably low fixtures from charterers resulting in extended waiting times. Management implicitly believes (as does Marcus) that the inflection point is near and therefore the company has decided to have a higher exposure to crude spot rates. Marcus believes the market is currently too pessimistic about the prolonged OPEC (Organization of the Petroleum Exporting Countries) production cuts and the implications for demand growth. Importantly, they believe the dynamics on the supply side are now favorably underpinned by the substantial drop in new orders, slippage in deliveries, and the overall aging fleet and new regulations, which is leading to increased scrapping and decreased supply.

Schlumberger, owned by Northern Cross, was another energy holding that was a headwind to performance. The company remains a best-in-class franchise, according to the team, but the recovery in oil and gas capital expenditures has been pushed back, driven by the resilience of supply in both North America and from large mega projects funded at much higher oil prices but just now coming into production. As oil companies remain resolute that they will not increase capital expenditures, analysts have pushed out the earnings recovery for Schlumberger and the stock has suffered. Northern Cross thinks that over time the oil and gas industry will be even more reliant on Schlumberger technology and that this will drive growth in earnings power even if overall industry capital expenditure does not return to prior peak levels. They remain highly confident that Schlumberger’s long-term earnings power is much higher than what is currently priced in by the market.

Portfolio Mix

Please see below for sector, regional, and market-cap allocations as of year-end.

The International Fund is built bottom-up and can at times look very different from its benchmark. As we have stated in earlier reports, we believe this is key to generating excess long-term returns. If we aren’t willing to look much different than the benchmark, we shouldn’t expect to achieve returns much different from the benchmark.

Over the last 12 months, the overall portfolio mix changed modestly. Noteworthy items include the following:

•	The fund remains heavily overweight to the consumer discretionary sector. This is the largest active weight versus the benchmark (30.1% versus 11.3%, respectively). Vivendi is the largest position within this sector as of the end of 2017. As previously mentioned, three sub-advisors currently have a position in this stock.

•	Energy exposure crept up last year and is now at 5% (compared to 6.7% in the benchmark). This is up from having no direct exposure at the end of 2015 and just one name in 2016. As of the end of 2017, three energy holdings were purchased in the last 12 months.

•	Exposure to European companies remains the largest regional overweight for the fund. However, exposure to European-domiciled companies did fall year over year. At the end of 2016, the fund’s allocation to this region was 75.3%, whereas it is now down to 68.8%.

•	Small-cap and mid-cap exposure within the fund increased over the year. A major reason for this was the addition of David Marcus to the fund last year. Marcus is an all-cap deep-value manager, but he has an emphasis on small- and mid-cap stocks.

•	As of the end of 2017, 3.7% of the fund’s foreign currency exposure was being hedged, primarily against the Euro currency. At the end of 2016, 4.1% of the fund’s currency exposure was hedged, consisting mostly of hedges protecting against British pound depreciation.

18	Litman Gregory Funds Trust

By Sector

	Sector Allocation
	Fund as of 12/31/17	Fund as of 12/31/16	iShares MSCI ACWI ex- U.S. as of 12/31/17
Consumer Discretionary	30.1%	32.0%	11.3%
Consumer Staples	9.0%	10.0%	9.6%
Energy	5.0%	2.1%	6.7%
Finance	18.9%	19.2%	22.9%
Health Care & Pharmaceuticals	8.6%	11.4%	7.7%
Industrials	12.8%	10.7%	11.7%
Information Technology	4.9%	6.4%	11.4%
Materials	2.8%	3.2%	8.0%
Real Estate	1.4%	0.0%	3.1%
Telecom	3.6%	3.7%	4.1%
Utilities	0.0%	0.0%	2.8%
Cash Equivalents & Other	2.8%	1.3%	0.5%

	100.0%	100.0%	100.0%

By Region

	Regional Allocation
	Fund as of 12/31/17	Fund as of 12/31/16	iShares MSCI ACWI ex- U.S. as of 12/31/17
Africa	0.0%	0.0%	1.7%
Australia/New Zealand	1.0%	1.7%	4.8%
Asia (ex Japan)	11.6%	7.3%	21.4%
Japan	8.2%	6.8%	16.5%
Western Europe & UK	68.8%	75.3%	44.2%
Latin America	1.6%	1.0%	2.9%
North America	4.2%	5.2%	7.3%
Middle East	1.8%	1.4%	0.6%
Cash Equivalents & Other	2.8%	1.3%	0.5%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

By Asset Class	By Market Capitalization

Market Capitalization: Developed Markets Small-Cap < $5.5 billion Developed Markets Large and Mid-Cap > $5.5 billion * Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $5.5 billion Mid-Cap $5.5 billion - $15 billion Large-Cap > $15 billion

Fund Summary	19

Taxes

Masters’ International realized taxable gains in 2017. However, the fund has a sizable tax-loss carry-forward that more than offset these gains so there was no capital gain distribution in 2017. At the end of the year, the tax-loss carry-forward remained sizable at over 11% of net assets and will be used to offset future realized capital gains. We view this as a significant benefit for taxable shareholders over the next year and possibly beyond.

Closing Thoughts

The Litman Gregory Masters International Fund was launched 20 years ago with a simple premise: identify the best stock pickers we can find and provide them with an environment where their primary focus is to generate great long-term performance and managing short-term underperformance or tracking error versus benchmarks is not at all a consideration. While recent performance has been disappointing, the fund’s long-term track record and batting average over rolling periods remains strong, as the chart below shows.

Data as of 12/31/17

Past performance is no guarantee of future results, which may vary.

Source: Litman Gregory

The fund’s superior batting average over longer periods is first and foremost a function of picking skilled stock pickers based on extremely thorough due diligence. Of the 14 managers ever hired for the fund, 11 have outperformed their benchmarks, while one currently in the fund is matching its benchmark (behind by 21 basis points to be precise). Of the two that have underperformed, one is no longer with the fund while another has been on the fund less than two years—too short a period to evaluate performance, especially for a portfolio of 15 or fewer stocks. Second, over the past 20 years, managers have added significant value by focusing on only their highest-conviction ideas. Finally, our ongoing due diligence on managers to retain confidence in their ability to generate superior performance has also been key. This monitoring process intensifies when we go through a stretch of underperformance, as we have recently.

To cite a few examples, in 2017 we had lengthy discussions with each senior member of Harris Associates’ international team that supports David Herro in running his International Fund portfolio and came away extremely impressed with the overall quality of the

20	Litman Gregory Funds Trust

team and consistency with which they are executing their investment discipline. We also met with the three portfolio managers at Northern Cross and the analyst team in their Boston offices and came away with renewed confidence in how decisions are made in our portfolio, the team dynamics, and their investment edge.

As such, we have extremely high confidence in all six sub-advisors in the fund. When our confidence in a sub-advisor is reaffirmed, we stick with them. There are a number of studies that show top-performing managers go through inevitable periods of underperformance, and it’s normal for managers to underperform for as long as three years before going on to outperform.

We will end with some thoughts on the investment opportunity set we see outside the United States. Our top-down analysis suggests non-U.S. companies in aggregate, especially in Europe where the fund is significantly overweight, are underearning relative to their long-term potential or normalized level. Unlike the United States, since the financial crisis, Europe has gone through a debt crisis and a relatively slow banking-sector deleveraging that has crimped lending and demand. Our analysis suggests Europe’s recovery has lagged that of the United States and there is a strong case for international stocks outperforming their U.S. counterparts looking forward. (Of course, there are no guarantees that this will indeed happen.) Anecdotally, we see that European countries are implementing labor-market reforms and European companies are restructuring and becoming leaner—both should bode well for profits if the synchronized global economic recovery we are seeing continues.

On company-level restructuring, David Marcus of Evermore best articulates the opportunity when he says, “I started investing in Europe about 25 years ago when I worked for renowned value investor Michael Price. Many parts of Europe, namely the Nordic region, endured panic and crisis during the 1990s, but it turned out to be an excellent time to invest in the region for the discerning investor. While Europe’s crisis may have passed a few years ago, I continue to see the same variety of opportunities in Europe today that I saw back then, as European-domiciled companies are transforming their businesses by engaging in an unprecedented level of operational and financial restructurings, including asset sales, spinoffs, and mergers. These are some of the catalysts we look for in our search for misunderstood, under-researched, and undervalued special situation investment opportunities. Throughout 2017, we had over 300 touches with corporate management teams of predominantly European companies; there is a level of confidence and excitement by corporate management teams that I have not seen in many years. We remain optimistic that this exuberance will translate into the creation of significant value for shareholders.”

We remain committed to executing the Masters Funds concept with exceptional discipline and rigor and generating strong absolute and relative performance over the next 10 years and beyond. We thank shareholders for their trust and confidence and will continue to work hard to earn it.

Fund Summary	21

Litman Gregory Masters International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
David Marcus	Evermore Global Advisors	16.67%	All Sizes	Value	MSCI World ex U.S. Value Index
David Herro	Harris Associates L.P.	16.67%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Mark Little	Lazard Asset Management, LLC	16.67%	All sizes	Blend/Relative Value	MSCI All Countries World Free ex U.S. Index
Howard Appleby Jean-Francois Ducrest Jim LaTorre	Northern Cross, LLC	16.67%	Mostly large- and mid-sized companies	Blend	MSCI All Countries World Free ex U.S. Index
Fabio Paolini Benjamin Beneche	Pictet Asset Management, Ltd.	16.67%	All sizes	Blend	MSCI EAFE Index
Vinson Walden	Thornburg Investment Management, Inc.	16.67%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks	MSCI All Countries World Free ex U.S. Index

International Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters International Fund from December 1, 1997 to December 31, 2017 compared with the MSCI ACWI ex-U.S. Index and Morningstar Foreign Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

22	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017

Shares		Value

COMMON STOCKS: 97.2%

Australia: 1.0%
2,200,375	Incitec Pivot Ltd.	$6,700,238

Belgium: 3.7%
184,847	Anheuser-Busch InBev S.A.	20,659,607
351,247	Fagron*	4,819,746

		25,479,353

Bermuda: 3.4%
1,294,663	Frontline Ltd.(a)	5,942,503
860,818	Teekay LNG Partners L.P.	17,345,483

		23,287,986

Canada: 0.5%
1,344,300	Bombardier, Inc. - Class B*	3,253,898

China: 3.0%
36,538	Baidu, Inc. - ADR*	8,557,565
280,812	JD.com, Inc. - ADR*	11,631,233

		20,188,798

Denmark: 2.9%
99,884	Carlsberg A/S - Class B	11,985,374
51,799	Nilfisk Holding A/S*	3,039,325
88,315	Novo Nordisk A/S - Class B	4,755,090

		19,779,789

Finland: 1.9%
234,185	Sampo Oyj - Class A	12,890,784

France: 12.3%
193,562	AXA S.A.	5,748,353
145,400	BNP Paribas S.A.	10,864,734
9,953	Bollore S.A.*	54,444
1,978,100	Bollore S.A.	10,766,963
43,101	Essilor International Cie Generale d’Optique S.A.	5,955,312
54,823	Orpea	6,478,164
77,104	Safran S.A.	7,944,419
1,353,920	Vivendi S.A.	36,479,808

		84,292,197

Germany: 6.7%
37,485	Allianz SE	8,601,748
131,972	AURELIUS Equity Opportunities SE & Co. KGaA	9,038,735
77,815	Bayer AG	9,697,605
128,200	Daimler AG	10,907,566
68,901	SAP SE	7,741,314

		45,986,968

Greece: 1.1%
599,607	OPAP S.A.	7,560,129

Hong Kong: 6.4%
1,424,000	CK Hutchison Holdings Ltd.	17,877,951
3,377,840	MGM China Holdings Ltd.	10,217,299
3,736,000	New World Development Co. Ltd.	5,613,123
3,193,100	Wynn Macau Ltd.	10,060,037

		43,768,410

Israel: 1.8%
4,196,364	Israel Discount Bank Ltd. - Class A*	12,224,572

Shares		Value

Italy: 1.3%
10,536,793	Telecom Italia SpA*	$9,114,218

Japan: 8.2%
152,100	CyberAgent, Inc.	5,939,982
319,892	Don Quijote Holdings Co. Ltd.	16,720,855
401,500	Japan Tobacco, Inc.	12,929,840
75,800	SoftBank Group Corp.	5,987,640
109,100	Toyota Motor Corp.	6,985,371
206,961	Universal Entertainment Corp.	7,581,553

		56,145,241

Mexico: 1.6%
2,470,700	Fibra Uno Administracion S.A. de C.V.	3,659,271
398,946	Grupo Televisa SAB - ADR	7,448,322

		11,107,593

Monaco: 0.9%
818,588	Scorpio Bulkers, Inc.	6,057,551

Netherlands: 9.8%
660,283	Altice NV - Class A*	6,921,063
100,868	ASML Holding N.V.	17,534,392
618,400	CNH Industrial N.V.	8,283,878
175,499	EXOR N.V.	10,778,485
255,517	NN Group N.V.	11,070,415
499,836	OCI N.V.*	12,633,843

		67,222,076

Norway: 1.5%
3,040,299	B2Holding ASA(a)	7,759,983
545,987	Borr Drilling Ltd.*	2,304,723

		10,064,706

South Korea: 1.6%
44,674	Hyundai Mobis Co. Ltd.*	10,981,859

Spain: 3.7%
79,142	Aena SME S.A.(b)	16,053,780
1,023,255	Codere S.A.*(a)	9,257,315

		25,311,095

Switzerland: 3.9%
43,400	Cie Financiere Richemont S.A.	3,930,772
451,960	Credit Suisse Group AG*	8,047,501
3,699,800	IWG Plc	12,880,300
9,330	Kuehne & Nagel International AG	1,649,341

		26,507,914

Taiwan: 0.6%
988,000	Merida Industry Co. Ltd.	4,140,808

United Kingdom: 15.7%
135,078	Coca-Cola European Partners Plc	5,391,234
285,612	Diageo Plc	10,473,047
496,962	GlaxoSmithKline Plc	8,807,108
1,436,365	Informa Plc	13,999,516
1,473,265	Inmarsat Plc	9,780,894
251,897	Liberty Global Plc - Series C*	8,524,195
20,847,938	Lloyds Banking Group Plc	19,127,106
351,459	Shire Plc	18,264,693
753,200	Standard Chartered Plc*	7,941,470
35,200	Willis Towers Watson Plc	5,304,288

		107,613,551

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	23

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)
United States: 3.7%
242,770	Las Vegas Sands Corp.	$16,870,087
128,621	Schlumberger Ltd.	8,667,769

		25,537,856

TOTAL COMMON STOCKS (Cost $549,604,163)		665,217,590

Principal Amount
SHORT-TERM INVESTMENTS: 2.6%

REPURCHASE AGREEMENTS: 2.6%
$17,771,000	FICC, 0.20%, 12/29/2017, due 01/02/2018 [collateral: par value $645,000, U.S. Treasury Note, 2.375%, due 08/15/2024, value $651,927, par value $14,855,000, U.S. Treasury Bond, 3.625%, due 08/15/2043, value $17,495,941] (proceeds $17,771,395)	17,771,000

TOTAL SHORT-TERM INVESTMENTS (Cost $17,771,000)		17,771,000

TOTAL INVESTMENTS (Cost: $567,375,163): 99.8%		682,988,590

Other Assets in Excess of Liabilities: 0.2%		1,451,348

Net Assets: 100.0%		$684,439,938

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
L.P.	Limited Partnership.
*	Non-Income Producing Security.
(a)	Illiquid securities at December 31, 2017, at which time the aggregate value of these illiquid securities is $22,959,801 or 3.4% of net assets.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

CURRENCY ABBREVIATIONS:

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
USD	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

24	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2017

At December 31, 2017, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2017	Fund Delivering	U.S. $ Value at December 31, 2017	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	1/23/2018	USD	$5,100,837	GBP	$5,222,109	$—	$(121,272)
	1/24/2018	EUR	4,413,156	USD	4,326,865	86,291	—
	1/24/2018	USD	21,483,239	EUR	21,809,026	—	(325,787)
	3/21/2018	USD	2,428,082	CHF	2,379,155	48,927	—

			$33,425,314		$33,737,155	$135,218	$(447,059)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	25

Litman Gregory Masters Smaller Companies Fund Review

The Litman Gregory Masters Smaller Companies Fund returned 14.44% in 2017, roughly in line with the 14.65% return for the fund’s Russell 2000 Index benchmark but ahead of the 12.39% return for the Morningstar Small Blend category.

Near the end of the second quarter, long-time sub-advisor FPA was replaced with Segall Bryant & Hamill (SBH), also a value-oriented manager. The sub-advisor change closely coincided with the fund suffering its worst three-year trailing performance relative to the benchmark since its 2003 inception. This three-year period has weighed heavily on longer-term trailing performance numbers, which is disappointing. Prior to this three-year period, the fund was in line with, or ahead of the benchmark over trailing periods. But since the mid-year manager change, performance has been encouraging, with the fund outperforming both its benchmark and peer group by 139 basis points (bps) and 175 bps, respectively. We remain diligent in setting the fund up for success.

As for SBH, their sleeve is co-managed by Mark Dickherber and Shaun Nicholson. Dickherber and Nicholson seek to identify companies that have the potential for significant improvement in return on invested capital (ROIC). We have been impressed with the co-managers for several years. We believe their edge lies in their focus on identifying the potential for significant improvement in a company’s return on invested capital, and more specifically, positive change with respect to company management’s capital allocation decisions, which is often a precursor to sustainably higher levels of profitability. We are particularly excited to have the team manage a very focused portfolio of only their highest-conviction stocks for the fund. For more details on their investment process, we direct you to our website www.mastersfunds.com.

Performance as of 12/31/2017
	Average Annual Total Returns
	Three Month	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
Litman Gregory Masters Smaller Companies Fund (6/30/03)	6.95%	14.44%	5.66%	9.15%	6.48%	8.29%
Russell 2000 Index	3.34%	14.65%	9.96%	14.12%	8.71%	10.31%
Morningstar Small Blend Category	3.52%	12.39%	8.67%	12.88%	7.80%	9.65%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2017, the gross and net expense ratios for the Smaller Companies Fund were 1.68% and 1.26%, respectively. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2018.

Performance of Managers

Each of the fund’s three current sub-advisors outperformed their respective benchmarks in 2017. Dick Weiss of Wells Capital gained 24.22% (net of advisory fees), strongly outperforming the 14.65% return for his Russell 2000 benchmark. Jeff Bronchick of Cove Street gained 11.34% (net of fees), meaningfully outperforming the 7.84% return for the small-cap value index. During SBH’s six months on the fund (late June through December), they posted a return of 15.65% (net of fees) versus the 7.26% return for Russell 2000 Value Index). Longer term, Weiss, who has been on this fund since its June 2003 inception, is outperforming by a comfortable margin over this period. Bronchick is performing roughly in line during his 10.5 years on the fund. We are confident that SBH will outperform over a market cycle.

Key Performance Drivers

In most time periods, stock selection is the primary driver of the fund’s relative performance, with sector allocation playing a secondary role. In 2017, stock selection contributed strongly to relative performance but was offset by negative sector allocation effects. At the stock level, one of the biggest contributions was the fund’s sole telecom holding, Millicom International Cellular, which is owned by Bronchick and gained 67.04% during the year. (The stock is discussed in detail below.) Health care and financial holdings were also meaningful contributors. Within health care, Haemonetics was the biggest winner, gaining 44.48% in 2017. The stock was owned by Weiss the whole year, while SBH added the stock when they were hired; the stock gained roughly 24% during their six-month holding period. Allocation-wise, the fund’s average overweight to the struggling energy sector proved most costly. Virtually all of this negative sector effect came in the first half of the year when FPA had 24% of their portfolio sleeve in energy stocks. (Energy stocks were down roughly 29% in the first half of the year.) All of FPA’s energy holdings were sold when they were removed from the fund in late June, and the fund’s overall energy weight dropped from 10% to less than 2%. An average cash position of over 13% in a strong-performing small-cap market also weighed on relative performance.

26	Litman Gregory Funds Trust

As is always the case, at the stock level there were noteworthy contributors and detractors in the period. Immediately below are manager commentaries on why these stocks were purchased and remain in a high-conviction portfolio. We should remind investors that in the short term, the performance of a stock does not determine whether a position will be successful or not; that is only known when the stock is sold.

Millicom International Cellular was the top individual contributor to fund performance in the period, gaining 67.0%. This telecom company, owned by Cove Street Capital’s Jeffrey Bronchick, is the leading cable and wireless provider in Colombia and Central America, and is not in the Russell 2000 Index. Bronchick says the company is refocusing on its leadership position in the quickly growing cable triple play market in Colombia—while shedding valuable but disparate African media assets, as well as other assets such as cell phone towers—under the direction of a CEO who hails from Liberty Global. Over the year, results were mostly in line with Bronchick’s expectations, but shares increased due to another divestment announcement. Focusing on the long term, Bronchick still sees a severely undervalued stock that is continuing to develop into a premier Latin American cable/telecom player and is approaching a crossover point where its legacy voice revenues will be eclipsed by new cable and 4G customers. At the end of the period, Millicom was the fund’s third-largest holding and one of two foreign holdings.

Within health care the standout performer was Haemonetics, which was up 44.5% for the year. This name is owned by both Weiss and the SBH team, and was a top-10 fund holding (2.71% of assets) at year-end. Haemonetics designs, manufactures, markets, and services blood processing systems. Its products are divided into four categories: Plasma, Blood Center, Hospital, and Software Solutions. Weiss says optimism around new products and potential earnings power have led the stock to perform well over the past quarter and much of the year. Currently, Weiss places a private market value of around $80 on Haemonetics, and at year-end, the stock traded around $58. Dickherber and Nicholson of SBH say their thesis is centered around the company’s new management continuing to employ its ROIC-focused turnaround, which has been showing solid results such as an improving ROIC profile and a new product strategy that could prove to be a significant revenue and ROIC driver over the next several years. The new product strategy focuses on more efficient plasma methods and data-rich software that can better manage demands as well as provide information for customers to improve their own ROIC.

Within industrials, SBH-owned Spartan Motors gained 90.4% in the six months since the stock was purchased in the portfolio. SBH’s original thesis for owning Spartan was a new management team’s rapid change of focus on ROIC and working capital improvements—factors Dickherber and Nicholson believe were entirely underappreciated by the market. The company’s execution of ROIC and working capital improvements has potentially allowed them to take further advantage of the tremendous tailwinds in their end markets, which is anchored by the e-commerce boom. At this point, SBH still believes Spartan is in the early innings of creating value, and they view operational improvements as being only about half realized. They continue to believe the stock has significant upside from current levels.

Among detractors, Wesco Aircraft Holdings, another industrials name, fell nearly 23% since being added to the fund by Bronchick in the second quarter. The company distributes aerospace bearing products and provides supply chain management services to the aerospace industry in North America and internationally. Bronchick says Wesco’s new CEO has had to unwind the previous CEO’s operational mistakes, while attempting to solve poor execution issues on one of their smaller business segments. While already suffering from low expectations, the company’s margins surprised further to the downside, with the turnaround taking a heavy toll on what were previously respectable margins in Bronchick’s view. In addition, the company experienced negative growth in their core distribution business with apparent share loss to their major competitor. However, Bronchick says his team’s research indicates that Wesco’s core business is intact and customers are still beholden to the services the company provides. Bronchick continues to see significant potential upside in the stock with very unassuming growth and margin targets.

By far the most significant individual detractor was Cherokee, a fashion and lifestyle company owned by Bronchick. The stock fell nearly 82% in the period. Besides needing to navigate a difficult retail environment, Cherokee has also struggled to manage an acquisition by not successfully scaling up the financial and back office operations required. Bronchick notes that subsequently, these internal issues led to the company being late on reporting to the SEC and being unable to stay current with its lending covenants. Cherokee has addressed these issues, but Bronchick says concerns persist. He believes Cherokee is focused intently on improving financial controls and making other requisite changes. Bronchick expects clarity and profits in 2018, or he says he will likely exit the position.

Cimarex Energy, the fund’s only remaining energy name was also a significant detractor. This position, held by Weiss since 2013, fell almost 10% in 2017. Cimarex is an independent oil and gas exploration and production company. Its activities include drilling, completing, and operating wells. Its projects cover the Permian Basin and the Cana-Woodford in Oklahoma, Texas, and New Mexico. Weiss says the company has been impacted by falling oil prices but is well positioned longer term due to improving drill techniques and one of the lower breakeven points within the industry. Weiss’s original thesis revolved around the company’s improving technology for drilling wells, which he believes should lead to higher returns in a flat oil market. More recently, the stock started to rebound as the oil price moved higher due to global growth and increased demand. Currently, Weiss assigns a private market value for the company near $180, a significant premium to its $122 share price at year-end.

Fund Summary	27

Top 10 Individual Contributors as of the Year Ended December 31, 2017
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Millicom International Cellular SA	4.78	0.00	67.04	2.29	Telecommunications
Haemonetics Corp.	2.80	0.12	44.48	1.65	Health Care
Spartan Motors Inc.	1.20	0.02	90.40	1.50	Industrials
Heritage-Crystal Clean Inc.	3.27	0.01	38.54	1.20	Industrials
Etsy Inc.	1.59	0.08	73.60	1.17	Information Technology
Integer Holdings Corp.	2.31	0.07	53.82	1.16	Health Care
Western Digital Corp.	1.84	0.00	29.28	1.05	Information Technology
GTT Communications Inc.	0.97	0.05	72.93	1.05	Information Technology
Avid Technology Inc.	2.77	0.01	22.50	0.78	Information Technology
Viasat Inc.	4.93	0.18	13.03	0.76	Information Technology

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Year Ended December 31, 2017
Company Name	Fund Weight (%)	Benchmark Weight (%)	12-Month Return (%)	Contribution to Return (%)	Economic Sector
Cherokee Inc.	2.07	0.00	-81.90	-3.11	Consumer Discretionary
Cimarex Energy Co.	2.89	0.00	-9.97	-0.79	Energy
Avnet Inc.	1.11	0.00	-18.91	-0.53	Information Technology
Wesco Aircraft Holdings Inc.	2.49	0.03	-22.92	-0.50	Industrials
The E W Scripps Co. Class A	1.09	0.06	-13.50	-0.47	Consumer Discretionary
Range Resources Corp.	0.57	0.00	-37.53	-0.46	Energy
Patterson-UTI Energy Inc.	0.66	0.00	-25.69	-0.44	Energy
Rowan Companies PLC	0.44	0.04	-35.84	-0.43	Energy
Babcock & Wilcox Enterprises Inc.	0.96	0.02	-31.04	-0.42	Industrials
Noble Energy Inc.	0.78	0.00	-21.46	-0.41	Energy

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

As is typically the case, with its high active share (over 98%) the Litman Gregory Masters Smaller Companies Fund portfolio’s exposures are quite different from its Russell 2000 Index benchmark. There were some noteworthy changes in portfolio composition since the start of the year, most of which are attributable to replacing FPA with SBH. These include a reduction in the energy, consumer discretionary, and information technology sectors, which declined 8.0%, 6.2%, and 6.0%, respectively.

At the end of the period, industrials was the most significant sector overweight at 23.9% versus 15.5% for the benchmark. The fund’s largest sector underweights are health care and financials. The fund’s weighting to financials was 10.4% versus 18.0% for the benchmark. At the end of the period the fund had no exposure to real estate (REITs), while the benchmark had a 6.7% allocation. The fund’s cash allocation decreased slightly from 13.4% at the start of the year to 10.2% on December 31, 2017.

The fund’s weighted-average market capitalization decreased from $5.4 billion at the beginning of the year to $3.4 billion at the end of the period. This decline in market cap can be traced to the manager change; SBH’s portfolio holdings, on average, are much smaller than those previously held by FPA. For example, five of SBH’s 12 holdings are less than $1 billion in market cap, whereas FPA had only one holding below this level.

The fund remains sufficiently diversified by investment style across the three managers. With 41 stocks, we believe the portfolio is well-diversified in terms of holdings and sector exposures.

28	Litman Gregory Funds Trust

By Sector

	Sector Allocation
	Fund as of 12/31/17	Fund as of 12/31/16	Russell 2000 Index as of 12/31/17
Consumer Discretionary	14.0%	23.4%	12.6%
Consumer Staples	0.0%	0.0%	2.8%
Energy	2.2%	10.2%	3.9%
Finance	10.4%	10.4%	18.0%
Health Care & Pharmaceuticals	6.9%	4.0%	15.1%
Industrials	25.7%	12.9%	15.5%
Information Technology	16.3%	21.0%	16.6%
Materials	9.5%	1.3%	4.5%
Real Estate	0.0%	0.0%	6.7%
Telecom	4.8%	3.4%	0.8%
Utilities	0.0%	0.0%	3.5%
Cash Equivalents & Other	10.2%	13.4%	0.0%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $981 million

Small-Cap $981 million - $4.4 billion

Small/Mid-Cap $4.4 billion - $10.6 billion

Mid-Cap $10.6 billion - $29.4 billion

Large-Cap > $29.4 billion

Totals may not add up to 100% due to rounding

Closing Thoughts

As we mentioned in the opening of this report, we remain focused on positioning the fund for success. To that end, we are excited about the inclusion of SBH. Our confidence is rooted in nearly four years of ongoing due diligence with the team, and includes closely monitoring the performance and portfolio construction of a more concentrated separate account that they have managed for over three years. We think a concentrated portfolio of companies that they believe will benefit most from significant improvement in return on invested capital will be successful over time.

Fund Summary	29

Given the replacement of FPA with SBH, we thought it was worth reiterating our approach to selecting sub-advisors. Ongoing due diligence is a critical part of our process, and our goal is to continually retest our thesis for each sub-advisor. This re-testing involves frequent contact with managers—either at their office, via conference calls, or by spending several hours with them in our office. The primary goal is to assess whether the teams are executing their investment process, upon which our confidence is based. This involves having detailed stock discussions where we want to understand why a stock qualifies as a best idea, as well as the risks to that business. We also walk through mistakes to understand lessons learned. During periods of underperformance, our contact will intensify, and the longer that underperformance persists, the more frequent the contact. Other reasons for contact can include changes to the investment team, unusual portfolio activity, and the introduction of new strategies, which can dilute the team’s focus. A goal of our work is to avoid emotional or knee-jerk reactions to changes, such as a personnel departure or small changes to the process, or an unsatisfying stretch of underperformance. Our objective is to allow sufficient time for performance to improve in the case of managers in whom we retain high confidence, and to replace managers when we believe there is a breakdown of process or when negative organizational changes occur that erode our confidence in a manager’s ability to outperform.

Sticking to this process—remaining disciplined in our execution of it—we believe that the fund’s performance can improve when compared to the benchmark, and we are encouraged by the recent outperformance since the mid-year sub-advisor change. We continue to work hard to ensure that the fund is well positioned for success over the medium and longer term.

Thank you for your continued trust and confidence.

30	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Jeff Bronchick	Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Mark Dickherber & Shaun Nicholson	Segall Bryant & Hamill	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Richard Weiss	Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend	Russell 2000 Index

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Smaller Companies Fund from June 30, 2003 to December 31, 2017 compared with the Russell 2000 Index and Morningstar Small Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	31

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017

Shares		Value
COMMON STOCKS: 89.8%

Consumer Discretionary: 14.0%
3,731	Buffalo Wild Wings, Inc.*	$583,342
115,768	Cherokee, Inc.*	219,959
69,600	EW Scripps Co. (The) - Class A*	1,087,848
13,250	Foot Locker, Inc.	621,160
51,476	MDC Partners, Inc. - Class A*	501,891
52,984	Playa Hotels & Resorts N.V.*	571,697
11,500	Shutterfly, Inc.*	572,125
37,000	TEGNA, Inc.	520,960

		4,678,982

Energy: 2.2%
6,150	Cimarex Energy Co.	750,362

Financials: 10.4%
24,300	AllianceBernstein Holding L.P.	608,715
16,287	Bank of NT Butterfield & Son Ltd. (The)	591,055
12,728	Lakeland Financial Corp.	617,181
40,500	Leucadia National Corp.	1,072,845
23,469	Seacoast Banking Corp. of Florida*	591,653

		3,481,449

Health Care: 6.9%
15,576	Haemonetics Corp.*	904,654
14,150	Integer Holdings Corp.*	640,995
13,851	Orthofix International N.V.*	757,650

		2,303,299

Industrials: 25.7%
13,000	Avis Budget Group, Inc.*	570,440
28,522	Axon Enterprise, Inc.*	755,833
13,250	Delta Air Lines, Inc.	742,000
10,114	ESCO Technologies, Inc.	609,368
13,850	Gardner Denver Holdings, Inc.*	469,931
70,352	Great Lakes Dredge & Dock Corp.*	379,901
44,000	Heritage-Crystal Clean, Inc.*	957,000
17,000	HNI Corp.	655,690
26,936	Quanex Building Products Corp.	630,302
56,677	Spartan Motors, Inc.	892,663
33,031	SPX Corp.*	1,036,843
120,000	Wesco Aircraft Holdings, Inc.*	888,000

		8,587,971

Information Technology: 16.3%
163,985	Avid Technology, Inc.*	883,879
11,256	CommVault Systems, Inc.*	590,940
21,250	Etsy, Inc.*	434,563
18,100	GTT Communications, Inc.*	849,795
39,000	MAM Software Group, Inc.*	296,010
25,800	Sabre Corp.	528,900
25,000	ViaSat, Inc.*	1,871,250

		5,455,337

Materials: 9.5%
16,467	Bemis Co., Inc.	786,958
39,975	Innophos Holdings, Inc.	1,868,032
5,850	Reliance Steel & Aluminum Co.	501,871

		3,156,861

Telecommunication Services: 4.8%
23,600	Millicom International Cellular S.A.	1,590,876

TOTAL COMMON STOCKS (Cost $28,807,878)		30,005,137

Principal Amount		Value
SHORT-TERM INVESTMENTS: 10.3%

REPURCHASE AGREEMENTS: 10.3%
$3,427,000	FICC, 0.20%, 12/29/2017, due 01/02/2018 [collateral: par value $2,980,000, U.S. Treasury Bond, 3.625%, due 08/15/2043, value $3,509,788] (proceeds $3,427,076)	$3,427,000

TOTAL SHORT-TERM INVESTMENTS (Cost $3,427,000)		3,427,000

TOTAL INVESTMENTS (Cost: $32,234,878): 100.1%		33,432,137

Liabilities in Excess of Other Assets: (0.1)%		(37,111)

Net Assets: 100.0%		$33,395,026

Percentages are stated as a percent of net assets.

L.P.	Limited Partnership.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

32	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund (Institutional Share Class) gained 4.51% in 2017. During the same period, 3-month LIBOR gained 1.21%, the Morningstar Multialternative Category gained 5.58%, and the Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54%.

Performance as of 12/31/2017
	Average Annual Total Returns
	Three Month Return	One Year	Three- Year	Five-Year	Since Inception 9/30/2011
Litman Gregory Masters Alternative Strategies Fund Institutional Class	0.67%	4.51%	3.49%	4.07%	5.30%
Litman Gregory Masters Alternative Strategies Fund Investor Class	0.52%	4.14%	3.24%	3.82%	5.05%
Bloomberg Barclays U.S. Aggregate Bond Index	0.39%	3.54%	2.24%	2.10%	2.53%
3-Month LIBOR	0.34%	1.21%	0.72%	0.54%	0.52%
Morningstar Multialternative Category	1.73%	5.58%	1.15%	1.69%	2.13%
HFRX Global Hedge Fund Index	1.50%	5.98%	1.54%	2.13%	2.18%
Russell 1000 Index	6.59%	21.69%	11.23%	15.71%	17.23%
SEC 30-Day Yield[1] as of 12/31/17: Institutional: 1.60% Investor: 1.35%
Unsubsidized SEC 30-Day Yield[2] as of 12/31/17: Institutional: 1.51% Investor: 1.26%

1.  The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2.  The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

EXPENSE RATIOS as of 4/30/2017	MASFX	MASNX
Net Expense Ratio (%) Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[3]	1.47	1.72
Total Operating Expenses (%)[4]	1.75	2.00
Gross Expense Ratio (%)	1.83	2.08
3. Does not include dividend expense on short sales of 0.19% and Interest, Commitment Fees and other Borrowing Costs of 0.09%

4.  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2018. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense limitation.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. All performance discussions in this report refer to the performance of the Institutional share class.

Since its inception on September 30, 2011, the fund’s annualized return is 5.30% with a volatility (standard deviation) of 3.10% and a beta to the stock market of 0.25. This return is toward the lower end of what we think is a reasonable expected-return range for the fund over the long term (full market cycles). Meanwhile, the fund’s volatility has been well below our expected range of 4% to 8%. On a risk-adjusted-return basis, we are particularly pleased with the fund’s results. It has the highest Sharpe and Sortino ratios within its Morningstar Multialternative peer group category. And it has more than doubled the total return of both its Morningstar category and the HFRX Global Hedge Fund Index, with comparable volatility and beta, since inception.

Fund Summary	33

The “Risk/Return Statistics” table below provides some of the key performance metrics we track for the fund and its benchmarks.

Litman Gregory Masters Alternative Strategies Fund Risk/Return Statistics 12/31/17
	MASFX	Bloomberg Barclays Agg Bond	Russell 1000	Morningstar Multi-Alternatives Category
Annualized Return	5.30	2.53	17.23	2.13
Total Cumulative Return	38.09	16.92	170.08	14.06
Annualized Std. Deviation	3.10	2.69	10.32	3.09
Sharpe Ratio (Annualized)	1.60	0.85	1.58	0.62
Beta (to Russell 1000)	0.25	-0.03	1.00	0.26
Correlation of MASFX to…	1.00	-0.12	0.79	0.81
Worst Drawdown	-6.94	-4.52	-12.41	-8.21
Worst 12-Month Return	-4.49	-2.47	-7.21	-6.08
% Positive 12-Month Periods	88.06%	82.09%	95.52%	77.61%
Upside Capture (vs. Russell 1000)	30.64	8.27	100.00	21.69
Downside Capture (vs. Russell 1000)	27.64	-8.30	100.00	41.67
Since inception (9/30/11)
Worst Drawdown based on weekly returns
Past performance is no guarantee of future results

Portfolio Commentary

Performance of Managers

For the year, all the managers produced positive returns. FPA’s Contrarian Opportunity strategy gained 10.61%. The DoubleLine Opportunistic Income strategy gained 4.94%. Water Island’s Arbitrage and Event-Driven strategy gained 4.89%. The Loomis Sayles Absolute-Return Fixed-Income strategy rose 3.50%. Passport Capital’s Long-Short Equity strategy gained 1.96%. In late December, we removed Passport from the fund. DCI’s Long-Short Credit strategy, which we added to the fund in July, produced a 1.04% return for the partial year. (All returns are net of the management fee each sub-advisor charges the fund.)

Key performance drivers and positioning by strategy

DCI: As a reminder, DCI’s Long-Short Credit strategy uses systematic, quantitative, fundamental credit selection models to construct a long-short portfolio focused on idiosyncratic credit risk. The strategy incorporates both a credit default swap (CDS) long-short sleeve and a corporate bond sleeve with interest rate and credit beta hedges. For the period since DCI’s inception on the fund in early July 2017, performance was modestly positive in both the CDS and bond sleeves. As expected, the various strategy components have low cross-correlations and are not overly driven by market beta or other macro themes.

For the period, the CDS sleeve generated modest gains as profits in the consumer, telecom, utilities, and banking sectors were somewhat offset by losses in insurance, hospital, energy, and equipment names. Short positions in highly levered telecom companies Windstream and Frontier Communications were the biggest gainers. Long positions in MBIA (which was hit by the U.S. hurricane damage) and Community Health were the biggest losers. The bond sleeve gained on long positions in high-quality names in the energy, materials, technology, and consumer sectors, which were somewhat offset by losses in telecoms. Valeant Pharmaceuticals International and Calumet Specialty Products Partners were the biggest gainers, while Intelsat and Netflix were the biggest losers.

The strategy hedges were a net drag for the period. The interest rate hedge paid off as yields rose. However, credit spreads steadily tightened and the credit hedge performed worse than expected as investors especially bid up synthetic credit exposure into the year-end (on the margin hurting the strategy’s CDX hedge, compared to its cash bond longs).

Overall, strategy performance has been acceptable but somewhat below long-term expectations. Positioning continues to seek out the best credit-selection opportunities and has been relatively stable, although with a bit less conviction of late. Longs in consumer goods (such as housing and autos) against shorts in telecom are the most notable sector view, while the strategy has taken profits on its retail shorts, with offsetting reductions in hospital and equipment names. Looking forward, the opportunity set for performance gains in the new year looks promising, with the potential to generate better absolute returns when volatility increases from its historic lows. Please see DCI’s commentary on page 39 for more details on their outlook and positioning.

DoubleLine: The DoubleLine Opportunistic Income strategy produced a solid absolute return and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return for the year. In aggregate, both agency and non-agency residential mortgage-backed securities (RMBS) sectors contributed positively to performance. Within agency RMBS, fixed-rate collateralized mortgage obligations (CMOs) were the best performers as prices increased. Longer-duration assets such as inverse interest-only securities underperformed due to the selloff in rates. Returns were positive across the credit spectrum within non-agency RMBS. Alt-A securities were the best performing within the sector. Jumbo 2.0 securities had the smallest positive return as this sector is less credit

34	Litman Gregory Funds Trust

sensitive and therefore did not benefit from the same magnitude of spread tightening. Other structured credit sectors including collateralized loan obligations (CLOs), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) were also accretive to performance as valuations increased during the year. Non-structured credit sectors such as municipals and high-yield, which remain a smaller portion of the overall portfolio, detracted from performance primarily due to weakening valuations on Puerto Rico municipals after Hurricane Maria in September, as the ultimate resolution of the debt restructuring amid a humanitarian disaster became less clear, both in terms of timing and recovery value for creditors.

The strategy remains balanced in terms of its return drivers, with credit-sensitive sectors (primarily non-agency RMBS) accounting for nearly 70% of the portfolio, balanced by mostly longer-duration, interest rate–sensitive agency securities (approximately 18%) and cash. The cash position at year-end was about 13%, but we view that as artificially high due to the year-end reallocation of capital between sub-advisors that had yet to be fully deployed; without the reallocation, cash levels remained in the low single digits as a percentage of assets. The portfolio ended the year with a calculated duration of 4.2 years and a yield to maturity of 3.8%. DoubleLine notes that the flattening of the Treasury yield curve and spread tightening in credit sectors during the year create a challenging environment for identifying attractive new risk-adjusted investment opportunities. For additional details on DoubleLine’s portfolio positioning and outlook, please read their commentary on page 39.

FPA: The top five contributors to the FPA Contrarian Opportunity strategy’s performance for the year were Oracle, Bank of America, Microsoft, Arconic, and Citigroup. These stocks accounted for roughly one-third of the strategy’s total return. The largest detractors from performance were the Naspers/Tencent pair trade, General Electric, American International Group, Esterline Technologies, and WPP. FPA’s stock selection added value relative to the index, but their large cash position (averaging around 37% during the year) was obviously a huge drag on performance in a year when the market was up over 20%. As portfolio manager Steven Romick writes in FPA’s commentary on page 40, “An investor has two choices: wait for opportunity, then invest, or invest regardless of opportunity. We select the former, as we always have. … The cash we carry is hopefully a down payment on higher future returns, both relative (in a market selloff) and absolute (as sidelined capital gets put into play).”

At year-end, the portfolio’s gross long exposure to equities had increased to 68% (from 54% at the end of the first half), with 23% in foreign stocks. Net equity exposure increased as well, to 59%. Credit holdings are 6% of assets. Corporate bonds were reduced, while FPA added a small position in Puerto Rico municipal bonds at deeply distressed prices. Financials remains the largest sector concentration at approximately 21%, with no material changes to the large- and mega-cap banking and insurance names comprising the largest positions. Technology maintains its place as the second-biggest sector exposure, climbing to 13% as FPA added to some top holdings (most notably Alphabet) late in the fourth quarter, following the passage of the tax cut, and established a new position in Expedia. The managers also added to a number of energy positions on the long side and increased short positions in a small number of companies whose businesses are being disrupted by technology. The portfolio’s cash position was reduced to 34% due to the additions to the portfolio noted above. While it is encouraging to see the managers find new opportunities worthy of committing capital, the portfolio is still quite conservatively positioned, given the large cash balance, high-quality nature of many holdings, and stub/pair trades, which are less directional in nature.

Loomis Sayles: The positive performance of the Loomis Sayles Absolute-Return Fixed-Income strategy was mostly generated from exposures to securitized credit, as well as high-yield and investment-grade corporate bonds. Beyond that, emerging markets, bank loans, and global rates also contributed to absolute return. Gains from these holdings more than offset losses from their currency positions, risk management tools, and equity holdings.

Securitized assets, particularly CMBS and non-agency RMBS holdings, contributed to performance during the year, as fundamentals remained stable across all sectors. As spreads tightened during the period, all asset classes posted positive returns as sentiment remained positive. High-yield corporate bonds aided return as spreads tightened during the year, despite brief periods of volatility. Individual energy, consumer non-cyclical, and capital goods names benefited performance the most. On the investment-grade side, performance was boosted as spreads tightened during the year and ended the period at multiyear tights. Most of the positive performance came from energy, electrical, and communications names. Emerging-market exposure also bolstered return, as the sector benefited from the weakening dollar, a rebound in corporate profits, and improving gross domestic product (GDP) growth.

Currency positioning weighed on performance as the dollar weakened versus most developed market currencies, prior to a rebound in the fourth quarter on the back of tax reform and the prospect of future Federal Reserve (Fed) rate hikes. Many of Loomis’s positions were offset against long pairs, which mitigated the downside impact. Nonetheless, exposure to some currencies, namely short positions in the euro, Canadian dollar, and Taiwanese dollar detracted. The portfolio’s risk management tools, primarily through the usage of equity index futures and options and interest rate futures, detracted from return. Loomis continues to use these tools seeking to limit the strategy’s downside.

At year-end, the portfolio’s empirical key rate duration (sensitivity to changes in Treasury yields) remained very low, at roughly one year. During the year, as yields declined and spreads tightened, net exposure to high-yield and investment-grade corporate bonds declined meaningfully, ending the period at 7.5% and 8.7%, respectively. The largest net exposures remained in securitized credit at 24.7%, followed by bank loans at 10.0%. Please see Loomis Sayles’s commentary on page 43 for more details on their outlook and positioning.

Fund Summary	35

Water Island: The performance of the Water Island Arbitrage and Event-Driven strategy was driven by gains in all three of its sub-strategies (merger arbitrage, credit opportunities, and equity special situations), with merger arb accounting for nearly half the total return, followed by equity special situations. The top contributor for the year was the merger-arbitrage investment in Qualcomm’s pending acquisition of NXP Semiconductors. NXP has traded through the current deal price in anticipation of an improved offer from Qualcomm. Shareholder pressure from activists has held the stock well above the $110 price. Water Island continues to expect shares of NXP to trade through the offer price as we move closer to the expected first quarter 2018 close. The largest detractor was AT&T’s planned acquisition of Time Warner Cable. During the fourth quarter, the deal’s path to completion hit a roadblock as the U.S. Department of Justice (DOJ) sued to block the merger, citing concerns that it would harm consumers and competition. The DOJ’s lawsuit is an unprecedented departure from past treatment of vertical mergers and acquisitions (M&A), where the businesses being combined don’t compete. The news caused the deal spread to widen significantly, generating losses in the portfolio. A resolution to the ongoing legal battle will likely take four to six months. Water Island continues to maintain exposure to the position as they believe AT&T has a strong case, though they have implemented hedges in an attempt to mitigate any potential further losses should the DOJ prevail.

The past year proved interesting for merger arbitrage. Many assumed the Trump administration would be pro-business and anti-regulation, but such tendencies were not evenly applied, with the DOJ’s action on the AT&T/Time Warner Cable deal a particular surprise. Water Island believes there are several companies planning large vertical mergers waiting on the sidelines until they see which side prevails in the DOJ/AT&T saga. Another notable trend was longer regulatory timelines positively impacting certain deals in sectors that rallied significantly. With extended timelines and target companies’ peer universes trading up, the risk/reward profile of arbitrage spreads improved due to stronger downside mitigation, allowing arbitrage investors to be more aggressive when warranted. The terms at which deals were originally struck also may no longer have made sense, leading to expectations of topping bids or shareholder activism. Such situations provided opportunity to generate incremental returns with low risk, a trend that will likely continue as long as the stock market rally persists.

The current spread environment has remained largely unchanged from 2016 and 2017. Given the Fed raised interest rates a full 100 basis points from December 2016 to December 2017, one might have expected a subsequent widening in merger-arbitrage spreads. That said, the extremely low levels of volatility in 2017 have conspired to keep spreads largely unchanged. Unless volatility increases, continued Fed rate hikes may not have a material impact on merger-arbitrage spreads. In equity special situations, re-ratings and transformational M&A situations drove returns for much of the year in the portfolio. Yet in the fourth quarter—following an underwhelming first nine months—speculative M&A situations were the key contributor, likely due to greater clarity on tax reform. Now that business-friendly tax reform has passed, Water Island anticipates improved offers for M&A targets and a healthy volume of speculative situations in the year ahead. They are equally optimistic about M&A-related opportunities in credit going forward but do not anticipate a meaningful allocation to deep-value situations near term given the extremely low default rates. The credit portfolio remains conservative in positioning, with a short-duration profile to be able to take advantage of the inevitable correction in credit markets.

At year-end, the portfolio’s gross exposures to each sub-strategy were as follows: merger arbitrage at 63% (49% long and 14% short), equity special situations at 36% (20% long and 16% short), and credit opportunities at 13% (12% long and 1% short). Please see Water Island’s commentary on page 44 for more details on their outlook and positioning.

Strategy Allocations

The fund remains weighted according to our strategic target allocation: 25% to DoubleLine; 19% each to DCI, Loomis Sayles, and Water Island; and 18% to FPA. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

36	Litman Gregory Funds Trust

Current Target Strategy Allocations

As of December 31, 2017

Source: Litman Gregory

Closing Thoughts

At the end of the fourth quarter, we removed Passport from the fund. The decision was fairly straightforward, as the firm was changing materially and closing their flagship hedge fund to concentrate on what we considered more niche strategies. The Alternative Strategies Fund’s new target weightings are 25% to DoubleLine; 19% each to DCI, Loomis Sayles, and Water Island; and 18% to FPA. Our decision on the new allocations reflects our high conviction in each manager/strategy and our desire to maintain a relatively balanced allocation that we believe should provide good results over time and across a range of macro and market scenarios, rather than being optimized or continuously tweaked for what may appear to be the most likely scenario at any point in time (at the potential cost of significantly worse results if markets follow a different path). As we have conveyed previously, we believe it is quite difficult to consistently predict macroeconomic outcomes, and even then, financial markets may react in surprising ways even if one’s macro prediction is correct. On rare occasions, if we see an extremely compelling investment return opportunity, we may tactically overweight a manager/strategy to further benefit from it. (We have done this once so far in the fund’s life.) Our managers also have significant flexibility within their mandates to vary their portfolio and risk exposures, driven by their assessment of the reward-versus-risk within their investment universes.

However, we do make distinctions in strategic target weightings based on the differing return profiles and other characteristics of the sub-advisor strategies. As such, we have given DoubleLine the largest allocation based on the strategy’s strong returns and low historical and expected correlation with other sub-advisors and equity markets. The other sub-advisors have performed within our range of expectations and we are very satisfied with the overall portfolio. FPA’s contribution to the fund’s volatility is somewhat higher than other managers’ individual contributions, which is expected given their equity-oriented strategy. This volatility contribution (and higher correlation with equity markets) is what leads us to essentially equal-weight FPA with the other three sub-advisors, despite our expectation for FPA to produce among the highest long-term absolute returns.

We continue to evaluate new strategies and managers, but as we have always said, we don’t feel the need to “check a box” in every alternative category, so we are not devoting all our energy searching for a long/short equity manager as an explicit replacement for Passport. Our goal is always to find high-conviction strategies that complement each other and aggregate to a portfolio that can meet the fund’s objectives. If and when we find a long/short equity manager we think is distinctive and also fits well in the portfolio, we will add it, but it’s definitely far from our exclusive focus.

Fund performance was fine in 2017 but nothing to write home about compared to exuberant equity markets. This is to be expected, as the fund is not designed, nor are our managers inclined, to try to keep up with levitating markets at the expense of discipline and risk management. The fund is not intended to track any market index, and given its relatively conservative positioning, we are satisfied with the performance on the year, although we always hope to do better. Once volatility returns to the markets, we know better opportunities for our managers to commit capital will come, and we believe they are well positioned to do so. We can’t predict exactly when, but with U.S. stock valuations and market sentiment at or near all-time highs, we are confident our patience will be rewarded.

As always, we thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jason Steuerwalt, Senior Research Analyst

Fund Summary	37

Sub-Advisor Portfolio Composition as of December 31, 2017

(Exposures may not add up to total due to rounding)

DCI Long-Short Credit Strategy

Bond Portfolio Top Ten Sector Long Exposures as of 12/31/17

Consumer Discretionary	15.2%
Energy	9.8%
Technology	8.1%
Materials	7.3%
Consumer Non-Discretionary	6.6%
Investment Vehicles / REITs	4.9%
General	4.3%
Media	4.3%
Transportation	3.6%
Pharmaceuticals	3.4%

DCI combined CDS + cash bond portfolio gross exposures:

Long	237%
Short	-168%

DoubleLine Opportunistic Income Strategy

Sector Exposures as of 12/31/17

Cash	13.6%
Government	1.2%
Agency Inverse Floaters	3.3%
Agency Inverse Interest-Only	3.6%
Agency CMO	7.6%
Agency PO	2.3%
Collateralized Loan Obligations	1.3%
Commercial MBS	1.3%
ABS	5.1%
High-Yield	0.1%
Municipals	1.5%
Non-Agency Residential MBS	59.2%

TOTAL	100.0%

FPA Contrarian Opportunity Strategy

Asset Class Exposures as of 12/31/17

U.S. Stocks	44.5%
Foreign Stocks	25.3%
Bonds	5.9%
Options	-0.2%
Other Asset-Backed	0.5%
Limited Partnerships	0.4%
Exchange Traded Funds	-0.8%
Short Sales	-9.4%
Cash	33.8%

TOTAL	100.0%

Sector Exposures	FPA Strategy	Russell 3000 Index
Consumer Discretionary	8.7%	12.6%
Consumer Staples	0.6%	7.3%
Energy	1.3%	5.8%
Finance	20.8%	15.2%
Health Care	2.9%	13.3%
Industrials	10.4%	10.9%
Materials	2.4%	3.4%
Real Estate	0.0%	3.8%
Technology	13.1%	22.8%
Telecom	0.0%	1.9%
Utilities	0.0%	3.0%
ETFs	-0.8%	0.0%
Cash	33.8%	0.0%
Other	6.8%	0.0%

TOTAL	100.0%	100.0%

Loomis Sayles Absolute Return Fixed-Income Strategy

Strategy Exposures as of 12/31/17

	Long Total	Short Total	Net Exposure
Securitized	25.4%	-0.7%	24.7%
High-Yield Corporate	10.2%	-2.8%	7.5%
Bank Loans	10.0%	0.0%	10.0%
Investment-Grade Corp.	8.7%	0.0%	8.7%
Dividend Equity	9.7%	-4.5%	5.2%
Convertibles	3.5%	0.0%	3.5%
Emerging Market	7.9%	-3.5%	4.5%
Global Credit	1.4%	0.0%	1.4%
Currency	9.8%	-10.2%	-0.4%
Risk Management	0.5%	-3.3%	-2.8%
Global Rates	44.5%	-19.4%	25.1%
Subtotal	131.6%	-44.3%	87.3%
Cash & Equivalents	16.3%	0.0%	16.3%

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Exposures as of 12/31/17

	Long	Short	Net
Equity Merger Arbitrage	48.9%	-14.4%	34.6%
Equity Special Situations	19.8%	-15.6%	4.2%
Credit Opps/Special Sits	11.9%	-0.7%	11.2%

Total	80.6%	-30.7%	49.9%

38	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

Subadvisor Commentaries

DCI, Long-Short Credit Commentary

The DCI Long-Short Credit strategy was up 1.04% (net) in 2017, having gone live in July. The strategy uses systematic bottom-up credit selection models to construct long-short portfolios focused on idiosyncratic credit risk. The strategy runs a CDS sleeve based on the universe of liquid 5-year credit derivatives and a Bond sleeve based on the liquid universe of U.S. corporate bonds. Both portfolios are driven by credit fundamentals and seek outperformance from exposure (long or short) to credits that are mispriced by the market. The mispricing measures are derived from rigorous proprietary models of individual name-level corporate profitability and default probability. Risk controls are instituted as part of the systematic portfolio construction process and residual risks to credit beta and interest rates are reduced via programmatic hedging.

Account performance in the second half of 2017 was modestly positive in both the CDS and Bond sleeves. The various strategy components, as expected, have shown themselves to be nicely diversified from each other and not overly sensitive to moves in the market’s risk appetite or other macro themes.

Credit markets in 2017 were marked by a relentless tightening of spreads as the strong global economy and healthy corporate profits kept default risk low and risk appetite well bid. Capping off a year marked by sustained economic improvement in the Eurozone and ongoing positivity in the key U.S. production and labor markets, investors received a further boost at year-end as the U.S. significantly reduced the corporate tax rate. Cross-sectional credit returns were reasonably dispersed, even as credit spreads and index volatility were low, as the market consistently discriminated harshly between winners and losers. High yield credits out-performed on the rally, which was led by the transports, financials, and materials sectors, while technology, consumer facing, and leveraged telecom were market laggards. Fundamental news dominated as the market rewarded earnings beats and punished misses. The strengthening of oil prices, on the Organization of the Petroleum Exporting Countries (OPEC) supply discipline and a stronger demand side, helped support energy credits.

Against this backdrop, however, DCI’s proprietary credit-selection models struggled for traction in the second half, with the portfolios registering a greater number than usual of both big winners and big losers. The CDS sleeve generated steady, but modest, gains as profits in the consumer goods, telecom, utilities, and banking sectors were somewhat offset by losses in insurance, hospital, energy, and equipment names. Short positions in Windstream and Frontier were the biggest gainers, followed by longs in Hertz and Freeport, while long positions in MBIA (which was hit by the U.S. hurricane damage) and Community Health were the biggest losers. The portfolio had been profitably short the most highly levered telecom names for most of 2017 as those firms came under cash-flow pressure with disappointing subscriber results. We took partial profits on this position at the end of the year and have moved into more-mainstream telecom shorts, such as Sprint. The other big 2017 portfolio view from the short side—short retailers—has likewise come in as that sector has turned around its recent performance. The portfolio has consistently been long consumer durables—such as housing and autos—and so now favors the consumer outright. Hence, entering 2018, the sleeve’s well-matched long-short portfolio continues to be tilted into higher quality firms (as reflected by DCI’s default risk measures) with a modest overweight in attractively priced consumer discretionary exposures offset by net short exposure to telecom firms.

The Bond sleeve gained on long positions in high-quality names in the energy, materials, technology, and consumer sectors, which were somewhat offset by losses in telecoms. Valeant, NRG, and Calumet Specialty were the biggest gainers, while Intelsat and Netflix were the biggest losers. Entering 2018, the sleeve’s positioning remains focused on high-quality firms in the consumer, equipment, technology, materials, and pharma sectors.

The strategy hedges were a net drag for the year. Our rates protection paid off as yields climbed higher into the year end on the improving labor market and steady pace of Fed normalization. Credit protection, however, was unusually costly as credit spreads steadily tightened. The credit hedge performed worse than expected as investors especially bid up synthetic credit exposure into the year end.

Looking forward, the opportunity set for performance gains in 2018 looks promising. Credit differentiation is elevated, suggesting that the strategy can deliver performance regardless of the benign market environment. The decline in December hedge performance was somewhat technical, indicating some opportunity for positive mean reversion in early 2018. And our experience running the proprietary credit selection models continues to point to robust all-weather performance.

DoubleLine, Opportunistic Income Commentary

2017 Sector Commentary and Attribution

For the 12-month trailing period ending December 31, 2017, the Litman Gregory Opportunistic Income portfolio outperformed the Barclays U.S. Aggregate return of 3.54%. In aggregate, both Agency and Non-Agency RMBS sectors contributed positively to performance. Within Agency RMBS, Fixed-Rate CMOs were the best performers as prices increased. Longer duration assets such as inverse interest-only securities underperformed due to the sell-off in rates. Returns were positive across the credit spectrum within non-Agency RMBS. Alt-A securities were the best performing within the sector. Jumbo 2.0 securities had the smallest positive return as this sector is less credit sensitive and therefore did not benefit from the same magnitude of spread tightening. Other structured credit sectors including CLOs, CMBS and ABS were also accretive to performance as valuations increased during the year. Non-structured credit sectors such as Municipals and High Yield, which remain a

Fund Summary	39

smaller portion of the overall portfolio, detracted from performance primarily due to weakening valuations on Puerto Rico Municipals after Hurricane Maria in September.

Current Portfolio Positioning and Outlook

The two major themes over the past year affecting the DoubleLine-Litman Gregory portfolio in particular—and fixed income markets in general—was the flattening of the U.S. Treasury yield curve, and spread tightening in risk products. So-called “bear flattening” occurred, with the 2-year portion of the U.S. Treasury curve up 69 basis points (bps) and the 10-year portion down 4 bps. Spreads tightened significantly across securitized credit, with lesser credits the biggest beneficiaries of the risk-on move in everything with a risk premium.

This was not confined to fixed income, as the broader rally in global equities reflected similar sentiment. While these two conditions presented a challenging investment environment for identifying new opportunities, we continued to position the portfolio defensively from a duration standpoint, while maintaining our overall strategy to buy the cheapest risk-adjusted cashflows across the securitized space.

Composition changes within Agency and non-Agency RMBS sector allocations lengthened the portfolio’s duration by about half a year to 4.2, compared to the benchmark’s duration of 6 years. Agency RMBS makes up 17% of the portfolio, and the sub-allocation to Z tranches increased due to new purchases. Inverse interest-only security exposure decreased after some sales. Non-Agency RMBS comprises 59% of the portfolio, and proceeds of legacy fixed-rate securities that paid off throughout the year were reinvested to other legacy non-Agency RMBS bonds. The net result of trading within this space was an increase of 12% to the sector.

Other securitized credit sectors make up 8% of the portfolio compared with 6% last year. ABS had an increased presence in the portfolio due to new purchases in renewables, student loans, and franchise leases. We’ve added to equity CLO positions as we find this trade attractive due to favorable structural developments within this asset class, as debt spreads continue to re-price. CMBS continued to grow within the portfolio with additions coming from tranches of newer issue conduit deals. The allocation to Puerto Rico Municipals decreased from 4% to 1.5% (due to price declines and portfolio asset growth).

Cash and government securities increased 3% to make up the remaining 15%. The higher cash position at the beginning of 2018 should allow us to deploy capital at a more opportune time in the market. We will likely continue expanding our securitized credit investments outside of single-family residential MBS, while using our Agency exposure as barbell to risk-off events in the market.

FPA, Contrarian Opportunity Commentary

Introduction

December capped a banner year for the S&P 500. For the first time ever, it delivered a positive return in every month, setting more than four dozen new records along the way.

The FPA Contrarian Opportunity strategy returned 5.11% in the second half of 2017, net of fees. This compares to the S&P 500’s 11.42% return and the MSCI ACWI’s 11.21% return in the same period. For the full year, the portfolio returned 10.61% compared to 21.83% for the S&P 500 and 23.97% for the MSCI ACWI.

Portfolio Commentary

The top five performing positions added 3.91% to our full year return while the bottom five detracted 1.88%.1 General Electric (GE) cost the portfolio 0.58% last year and warrants a longer discussion that we include in the Investing section below.

Winners	Losers
Oracle	Naspers/Tencent paired trade
Bank of America	General Electric
Microsoft	American International Group
Arconic	Esterline Technologies
Citigroup	WPP

Not much in the way of news influenced the returns of the other investments amongst the winners and losers.

Our bread and butter—value stocks—continue to lag the overall market. Value stocks trailed the S&P 500 by 6.47% and the S&P 500 Growth index by 12.08%, their worst calendar year performance since 1999.

What has proven more important than our security selection over this market cycle is that the exposure to long equities and other risk assets has been too low in retrospect. There is no hiding from the fact that this underweighting has reduced the benefits of the excellent performance of our long book. In our efforts to deliver equity rates of return while avoiding a permanent impairment of capital, we generally err on the side of caution. That said, when opportunities once again reveal themselves, please know we are ready to take advantage of them.

Markets and Economy

We are bottom-up investors who work to build a strong understanding of businesses and industries. We decide what companies we would like to own and the market decides if it would like to offer them to us at a price that provides an attractive risk/reward. Once we identify a business we would like to see in our portfolio, we await a time it might reasonably be delivered to us.

[1]	Reflects the top contributors and top detractors to the portfolio’s performance based on contribution to return for the year.

40	Litman Gregory Funds Trust

The macro picture is only an afterthought. The larger environment might help explain why we buy more or less of something but it certainly does not drive the portfolio’s overall exposure. Understanding where the world is and the prices markets are offering us for the assets we’d like to own helps to explain the portfolio’s positioning.

We lack any ability to prognosticate, but here’s what we know...

Global stock markets have not been inexpensive enough for a number of years to offer the potential for high single-digit rates of return and are now trading at new highs. We continue to believe there isn’t enough of a margin of safety2 to warrant a fully-invested portfolio. Stocks that were not inexpensive before are even less so now with U.S. large cap valuations valued in the 97th percentile and global stocks in the somewhat more attractive 77th percentile. Government bond prices are close to all-time highs despite yields being off the bottom. Corporate bond yields are also near their all-time lows. High-yield corporate bonds hardly offer much more return and carry more risk. If history is any guide and defaults and recoveries reach past levels, then the expected return of U.S. junk bonds would be less than one percent better than U.S. Treasuries while European junk yields would be negative. There are more levered companies now than there have ever been. The levered companies are, on average, carrying more debt than in the past and with reduced investor protection (e.g., weaker covenants).

Even though stocks can rerate faster and give back the gains more quickly than they were made, we have no idea when a downturn might come. It could be tomorrow, next month or sometime in the coming years. When we think about what could change, we appreciate that more things might happen than will happen. We also appreciate that we cannot identify all that could go wrong.

After Bull Market Year 8 ended in 2016, we talked about how complacency leads investors to believe they have a greater risk tolerance. Now, after Bull Market Year 9, we’re beginning to see a level of excitement that reflects something more akin to risk ignorance, which has led us to a lower-than-average exposure to risk assets.

Investing In A WTF World

My mother recently asked me what WTF means. I told her, “Wow, that’s fantastic!” Now she uses it all the time. For the purpose of the following discussion, we will go with her definition although fantastic might mean something dramatically different to each of us.

Man invented the wheel about 6,000 years ago. People could begin to move themselves and their belongings around more easily. Once you had a wheel, your life was better, more productive and you couldn’t imagine life without it. The first time someone saw it, he or she probably had one of my mother’s WTF moments. Fantastic in one generation becomes ordinary in the next and may even foment further innovation.

My slow appreciation that accelerating change could challenge some of the less dynamic businesses of our more traditional value investments was an error of omission. I say “my” rather than “our” because on our team, I was probably the most entrenched philosophically. Fortunately, co-portfolio manager Mark Landecker exhibited greater flexibility and, over the last number of years, has helped move our portfolio more in the direction of reasonably priced, higher quality, growing companies.

Traditional value investing—buying a business or asset at a discount that offers the potential for upside appreciation while providing downside protection—isn’t what it used to be. First, good historic returns for value investors attracted a lot of capital that arbitraged inefficiencies from the market. Then the world began to change ever more quickly. New and rapidly improving technology has created new businesses, harming old ones in the process. Life-altering inventions have allowed us to connect digitally professionally and personally, farm more, live longer and better, drive cleaner and not get lost along the way.

[2]	Buying with a “margin of safety,” a phrase popularized by Benjamin Graham and Warren Buffett, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

[3]	Vijay Govindarajan, Anup Srivastava. “Strategy When Creative Destruction Accelerates”, September 7, 2016

Fund Summary	41

Accelerating change swirls around us, placing us in a middle of a vortex that is not without investment implications. The existential risk to corporations is greater than it has ever been. Businesses are disappearing and corporate lifespans are getting shorter, as can be seen in the following mortality chart3.

Likelihood of Surviving the First 5 Years of Exchange Listing

In the late 1970s and early 1980s, the average company had been in the S&P 500 for almost 40 years. Now, however, many relatively young businesses have disrupted the economics of their older brethren. Innosight, a management consulting firm, published a study that suggests that the average lifespan of a company in the S&P 500 index is expected to hit a new low of 12-13 years.4

Investing

A case in point is GE. It is the only company currently listed in the Dow Jones Industrial Index that was included in the original 1896 index. One can only wonder if its Dow days are numbered.

Our investment in GE was a disappointment. We sold our last shares of GE earlier this month.

We expected that GE’s pivot away from financial services and towards industrial businesses would result in a stronger and more valuable enterprise. The company did materially shrink its exposure to the finance business but what emerged was a company with too much dependence on its legacy power generation business (and questionable accounting). We reduced our position at a nice gain but were slow to recognize the magnitude of these issues, which GE amplified by its generally poor corporate governance and an entitled corporate culture. Subsequent losses on our remaining stake wiped out our initial profit.

When we model a company’s potential outcomes, we do not try to predict earnings this year or next, let alone this quarter. We build a low, base and high case. We make investments in those businesses that should offer a reasonable rate of return in our base case, have upside to the high case and the low case should not be too bad. Furthermore, we expect the base or high cases to be more likely than the low case.

In our low case for GE, we did not expect the massive losses from an insurance business that the company exited in the mid-2000s. Nor did we account for what is tantamount to accounting fraud: the mismarked book of power projects.

Despite GE’s horrific results, the portfolio did not lose much money in this investment.

A small comfort but minimizing the downside is indeed the point of being a value investor. However, the S&P 500 has appreciated more than 45% since our original 2015 GE purchase. We certainly could (and should) have had that money invested in something else that could have participated along with it.

A good investor must always understand the competitive pressures from existing and new businesses and technologies but we would argue that it holds even greater importance today. We have evolved to recognize that many of the better investment opportunities have seen the margin of safety shift from the balance sheet to the business. A business that can increase its free cash flow over time and appropriately reinvest or distribute that cash flow might afford greater downside protection than another business that could be liquidated at a premium to its current market price but whose cash flow is not growing and, worse, could shrink if it finds itself faced with new, more innovative competition. We face the daily choice of change or decay. We opt for the former. Whereas we once might have been more willing to buy mediocre businesses at unbelievable prices, we are committed to buying good businesses at great prices and great businesses at good prices.

Current portfolio examples of such are Analog Devices, Alphabet (Google’s parent), Microsoft, TE Connectivity, Thermo Fisher Scientific, and Baidu. We purchased these companies at inexpensive multiples and held them despite higher multiples due to their long runways for growth, unlike other companies that we have been quicker to sell.

As we pointed out earlier and as has been the case for far too long, such assets and businesses are not inexpensive. This has not, of course, stopped the inexorable march to new market highs.

[4]	Scott D. Anthony, S. Patrick Viguerie and Andrew Waldeck. “Corporate Longevity: Turbulence Ahead for Large Organizations” Innosight, Spring 2016

42	Litman Gregory Funds Trust

We still find time to allocate resources and capital to more commercial opportunities. We find disillusion not far from our shores in Puerto Rico. During the quarter, we began to establish a position in debt issued in and by the Commonwealth through Puerto Rico General Obligation (GOs) bonds and the territory’s sewer and water systems. In our view, the deeply discounted prices more than compensate for over-encumbered balance sheets and all too real challenges following Hurricane Maria. While highly uncertain, we are optimistic that recoveries can meaningfully exceed our cost under either consensual or court-directed resolution.

Closing

The market is a pendulum that swings back and forth. It will come back our way as it always does. An investor has two choices: wait for opportunity, then invest, or invest regardless of opportunity. We select the former, as we always have. There can be a cost to waiting. It might mean underperformance for a spell. It might mean losing assets under management. Although uncomfortable at times, we have experienced and expect to continue to experience both.

The cash we carry is hopefully a down payment on higher future returns, both relative (in a market sell-off) and absolute (as sidelined capital gets put into play).

Success will come to those with a compass. We know our true north and move in that direction each day.

Respectfully submitted,

Steven Romick

Portfolio Manager

January 22, 2018

Loomis Sayles, Absolute-Return Fixed Income Commentary

Market Conditions

Risk assets rallied during the period, fueled by improving fundamentals across the globe. Performance was broadly positive across many asset classes, led by U.S. and global equities. Local-currency emerging market debt was a pocket of weakness as the U.S. dollar bounced back, but year-to-date performance remained strong.

High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

After trending lower for much of the year, the U.S. dollar staged a small rally towards the end of the period. As a result, many developed and emerging markets saw some weakness after generating strong year-to-date gains. Emerging market countries continued to benefit from improving corporate health and economic growth.

Portfolio Review

With an annual gross return of 3.91%, the portfolio outperformed its benchmark, the three-month LIBOR Index, which returned 1.21%. The portfolio’s positive performance was mostly generated from our exposures to securitized and both high yield and investment grade corporate bonds. Beyond that, emerging markets, bank loans and global rates all contributed to absolute return. These gains more than offset losses from our currency positions, risk management tools and equity ideas.

Securitized assets, particularly our CMBS and Non-Agency RMBS holdings, contributed to performance during the period as fundamentals remained stable, across all sectors. As spreads tightened during the period, all asset classes posted positive returns as sentiment remained positive.

High yield corporate bonds aided return as spreads tightened during the year mixed in brief periods of volatility. While risk appetite remained strong for most of the period, concerns surrounding the impact of the tax reform on high yield companies, the age of the credit cycle and Fed policy led to increased volatility. While a decent carry environment persists given the likelihood of tax and economic reforms in the U.S., weak year-to-date fund flows may be indicating investor uneasiness. Individual energy, consumer non-cyclical and capital goods benefitted performance the most.

Investment grade corporate bonds boosted performance as spreads tightened during the year and ended the period near multi-year tights. The risk-on tone remained in place for most of the period as solid economic numbers, stronger oil prices and further clarity that the tax plan provided support. Most of the positive contribution came from energy, electric and communications names.

Emerging market exposure also bolstered return as the space produced strong results during the period. While on-going geopolitical uncertainty continued to add volatility in certain pockets, leading investors to trim risk positions and lock in profits ahead of the year ahead, the sector benefitted from the weakening dollar, a rebound in corporate profits and improving GDP growth. Exposure to the energy, capital goods and consumer non-cyclical space led the contribution to performance.

Currency positioning weighed on performance as the dollar weakened versus most currencies of developed countries. Prior to the rebound in the dollar during the fourth quarter on the backs of tax reform and the prospect of future Fed rate hikes, the currency exhibited weakness for much of the year as investors focused on accelerating non-U.S. growth, notably in the euro area and emerging markets and a string of weak U.S. inflation readings. Many of our positions were offset against long pairs, which mitigated the downside impact.

Nonetheless, exposure to some currencies, namely short positions in the euro, Canadian dollar and Taiwan dollar diminished return.

The portfolio’s risk management tools, primarily through the usage of equity index futures and options and interest rate

Fund Summary	43

futures, detracted from return. Most of the decline can be attributed to our short hedges in the S&P 500, Russell 2000 and Financial SPDR as equity markets rallied during the period. Furthermore, various positions in U.S. interest rate futures weighed on performance as we looked to hedge the impact of movements in the yield curve. We continue to use these tools seeking to limit our downside.

Outlook

Given the great deal of uncertainty around the neutral rate, the Fed ought to be wary of hiking the Fed Funds rate too quickly into a low and flattening yield curve. We still see two rate hikes in 2018, which is below market consensus. The recent curve flattening probably has much to do with the recent “supply shock” from Treasury’s refunding announcement, however price action has also been consistent with the notion that the Fed Funds rate is presently not far from a neutral setting.

Our bottom-up view points to increased stability in 2018 as the average time on the credit cycle has been extended and commodity centric industries are now in recovery or on the brink of recovery phase. Outlook for synchronized global growth and rising global profits are key themes that should support spreads over the next year. U.S. tax reform, while largely priced in, should also provide support.

Growth in emerging markets has picked up and is expected to continue improving. While inflation trends are mixed, external balance and fiscal positions are improving. The improvement in global trade has had positive implications on open economies. Additionally, the tail wind from commodities is expected to carry over into 2018. Meanwhile, European fundamentals improved throughout 2017 and remain notably better positioned than in the U.S. with improving balance sheets with declining leverage. We remain cautious on potential releveraging but are not overly concerned at this point due to improving growth outlooks.

Water Island Capital, Arbitrage and Event Driven Commentary

A backdrop of steady economic growth, the prospect (and ultimate passage) of a massive tax bill, and the continued perception of a business-friendly administration led gains across multiple asset classes in 2017. The U.S. interest rate term structure flattened during the year as the Federal Reserve raised short-term rates while inflation stayed benign, leading to minimal movement in the 10-Year U.S. Treasury bond. The high yield credit market exhibited strong performance, and equities notched their ninth straight year of gains in one of the least volatile years for equity markets in decades. Within this environment, our event-driven strategy—which is designed to generate returns from the outcomes of specific idiosyncratic corporate events, rather than the direction of overall credit or equity markets—performed as expected, with each of our three sub-strategies (merger arbitrage, equity special situations, and credit opportunities) contributing positive performance.

The top contributor in the portfolio over the course of the year was our merger arbitrage investment in Qualcomm’s pending acquisition of NXP Semiconductors. In October 2016, Qualcomm (QCOM)—a U.S. telecommunications equipment provider—entered into a definitive agreement to acquire NXP Semiconductors (NXPI)—a Netherlands-based provider of mixed-signal semiconductor solutions—for $47 billion. NXPI shareholders and the investment community more broadly viewed Qualcomm’s offer as underwhelming at the time the deal was announced, and the semiconductor index has appreciated significantly since then. Given the fact that shareholders believe NXPI could trade above Qualcomm’s offer on its own, NXPI has traded through the current deal price in anticipation of an improved offer from QCOM. Shareholder pressure from activists (such as Elliott, who believes the true value of NXPI is $135 on a standalone basis) has held the stock well above the $110 price. We continue to expect shares of NXPI to trade through the offer price as we move closer to the expected Q1 2018 close.

Conversely, the largest detractor in the portfolio was AT&T’s planned acquisition of Time Warner. In October 2016, AT&T—a U.S. telecommunications company—entered into a definitive agreement to acquire Time Warner—a U.S. diversified media and entertainment communications company—for $108 billion. This transaction exemplifies the shifts occurring across the media and telecommunications industries, and marks AT&T’s desire to add valuable content properties to its already-formidable distribution network. During the quarter, the deal’s path to completion hit a roadblock as the U.S. Department of Justice (DOJ) sued to block the merger, citing concerns that it would harm consumers and competition. The DOJ’s lawsuit is an unprecedented departure from past treatment of vertical mergers and acquisitions (M&A), where the businesses being combined don’t compete. The news caused the deal spread to widen significantly, generating losses in the portfolio. A resolution to the ongoing legal battle will likely take four to six months. We continue to maintain exposure to the position as we believe AT&T has a strong case, though we have implemented hedges in an attempt to mitigate any potential further losses should the DOJ prevail.

2017 proved an interesting year for merger arbitrage. While we entered the year with a new political administration that many expected to be pro-business and anti-regulation, any such tendencies were certainly not extended to all comers. The Committee on Foreign Investment in the United States (CFIUS), which is responsible for reviewing foreign investments in U.S. companies from a national security perspective, provided a fair amount of regulatory interference in U.S.-targeted cross-border transactions. Perhaps most surprising—given decades of precedent in vertical mergers—was the DOJ’s aforementioned attempt to block AT&T’s acquisition of Time Warner in court. Such capricious behavior only serves to emphasize the importance of understanding not only the fundamental value of the companies involved in a transaction, but also their businesses, the competitive universe, and the regulatory environment. In the months to come, we do not expect CFIUS intervention to subside. As for the DOJ and AT&T, we believe a number of companies planning large, vertical mergers are waiting on the sidelines until they see which side is victorious.

44	Litman Gregory Funds Trust

We witnessed another notable trend thanks to the strong performance of equity markets over the course of the year. Longer regulatory timelines impacted certain deals in sectors that experienced significant rallies. With the durations of these deals extended and their peer universes trading up, some developments emerged. First, the risk/reward profile of arbitrage spreads improved due to better downside, allowing us to be more aggressive in our positioning when warranted. Second, the terms at which deals were originally struck may no longer have made sense, leading to expectations of topping bids or shareholder activism, which can provide opportunities to generate incremental returns.

In our credit opportunities sleeve, returns for the year were balanced amongst idiosyncratic situations in merger-related bonds, long/short relative value plays, and other catalyst-driven investments. For our equity special situations team, re-ratings and transformational M&A situations drove returns for much of the year, while in Q4 (following an underwhelming first nine months) speculative M&A situations were the key contributor. We believe this shift was largely due to greater clarity on tax reform.

These changes to corporate tax rates are a key reason we are particularly constructive on the environment for M&A activity in 2018. Lower tax rates and the deployment of repatriated cash should benefit multi-national companies in technology, biotech, pharma, and industrials. With respect to leverage buyouts (LBO) and new limitations on interest deductibility, we may see a decline in pure financial buyout transactions characterized by extreme leverage; however, as private equity (PE) firms increase their reach into various industries, many PE-led deals could become more strategic by combining the newly-acquired asset with a similar company already in the PE firm’s portfolio. Such strategies create synergies and a lower leverage profile compared to traditional LBOs. In all, we believe tax reform can be a significant driver of both speculative and definitive M&A opportunities that may benefit all three of our sub-strategies.

In our credit sleeve, we also foresee volatility and out-of-favor sectors leading to long/short relative value opportunities. In telecom and media, for example, steep competition and consumer preference for cord-cutting are driving volatility and opportunity. In the hospital and healthcare sectors, we see continuing changes in Medicare, Medicaid, and the Affordable Care Act as the leading catalysts for volatility. We also expect continued pressure on retailers and supermarkets due to increasing online penetration and pricing pressure.

With numerous catalyst on the horizon, we believe 2018 will be an exciting and profitable year for our strategy. Yet as always, we maintain a healthy degree of caution—particularly as the historic bull markets in both credit and equities continue to age, and the likelihood of a correction inches ever higher. As such, we intend to remain disciplined in our approach, conducting deep dive analysis to understand the valuation and rationale behind transactions, attempting to anticipate unexpected hurdles, and executing on our risk management process as we strive to deliver on our investment mandate.

Fund Summary	45

Litman Gregory Masters Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Stephen Lealhofer Tim Kasta Richard Donick Paul Harrison Bin Zeng Adam Dwinells	DCI, LLC	19%	Long-Short Credit
Jeffrey Gundlach	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	18%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	19%	Absolute-Return Fixed Income
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	19%	Arbitrage

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Alternative Strategies Fund from September 30, 2011 to December 31, 2017 compared with the Bloomberg Barclays U.S. Aggregate Bond Index

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

46	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017

Shares		Value
COMMON STOCKS: 24.8%

Consumer Discretionary: 5.1%
1,997	Aptiv Plc	$169,406
294,871	Caesars Entertainment Corp.*(a)	3,730,118
64,517	CalAtlantic Group, Inc.(a)	3,638,114
1,571	Churchill Downs, Inc.	365,572
9,593	Comcast Corp. - Class A	384,200
133,507	Delphi Technologies Plc*(a)	7,005,112
3,605	Dunkin’ Brands Group, Inc.	232,414
12,079	Eldorado Resorts, Inc.*	400,419
10,434	EW Scripps Co. (The) - Class A*	163,083
41,350	Expedia, Inc.	4,952,490
155,218	Federal-Mogul Holdings LLC*(b)	1,552,180
4,319	General Motors Co.	177,036
21,024	Gray Television, Inc.*	352,152
5,012	Hilton Worldwide Holdings, Inc.	400,258
378	Home Depot, Inc. (The)	71,642
94,659	Jack in the Box, Inc.(a)	9,286,994
10,591	Kabel Deutschland Holding AG	1,384,717
4,993	Leoni AG	374,517
3,459	McDonald’s Corp.	595,363
59,306	Naspers Ltd. - Class N	16,521,898
41,557	Nexeo Solutions, Inc. Founders Shares*(b)(c)	169,803
2,486	Papa John’s International, Inc.	139,489
126,829	Porsche Automobil Holding SE - (Preference Shares)	10,640,063
13,542	Red Rock Resorts, Inc. - Class A	457,927
118,370	Regis Corp.*	1,818,163
239,504	Rent-A-Center, Inc.(a)	2,658,494
3,108	Restaurant Brands International, Inc.	191,080
88,995	Sky Plc*	1,218,326
83,025	Starz Acquisition LLC - Class A*(b)	3,282,178
23,265	TEGNA, Inc.	327,571
129,900	Time Warner, Inc.	11,881,953
308,024	Tribune Media Co. - Class A	13,081,779
8,235	Twenty-First Century Fox, Inc. - Class A	284,355
2,598	Walt Disney Co. (The)	279,311
12,805	Wendy’s Co. (The)	210,258
17	WLRS Fund I LLC(b)(c)	118,848
304,290	WPP Plc	5,519,935

		104,037,218

Consumer Staples: 0.4%
5,772	Altria Group, Inc.	412,179
35,378	Bunge Ltd.(a)	2,373,156
653	Constellation Brands, Inc. - Class A	149,256
773	Costco Wholesale Corp.	143,871
1,190	Estee Lauder Cos., Inc. (The) - Class A	151,416
22,076	Lenta Ltd. - GDR*(b)(d)	128,482
7,113	Mondelez International, Inc. - Class A	304,436
3,912	PepsiCo, Inc.	469,127
3,882	Procter & Gamble Co. (The)	356,678
83,252	Refresco Group N.V.(d)	1,981,776
404,307	Safeway Casa Ley CVR*(b)(c)	187,032
404,307	Safeway PDC LLC CVR*(b)(c)	0
35,690	Unilever N.V.	2,014,759

		8,672,168

Shares		Value
Energy: 0.8%
30,004	Anadarko Petroleum Corp.	$1,609,414
12,996	Canadian Natural Resources Ltd.	465,499
842	Chevron Corp.	105,410
22,072	Dommo Energia S.A. - ADR	5,408
63,470	Encana Corp.	846,055
12,505	Energy XXI Gulf Coast, Inc.*	71,779
1,028	EQT Corp.	58,514
3,005	Exxon Mobil Corp.	251,338
257,870	Gazprom PJSC - ADR	1,137,207
2,645	Halliburton Co.	129,261
117,622	Jagged Peak Energy, Inc.*	1,856,075
29,570	Lukoil PJSC - ADR	1,704,710
12,610	Occidental Petroleum Corp.	928,853
51,913	Parsley Energy, Inc. - Class A*	1,528,319
31,250	PDC Energy, Inc.*	1,610,625
116,050	Rosneft Oil Co, PJSC - GDR	579,089
21,083	SandRidge Energy, Inc.*	444,219
1,644	Schlumberger Ltd.	110,789
799,040	Surgutneftegas OJSC - (Preference Shares)	389,557
903	Valero Energy Corp.	82,995
87,986	Whiting Petroleum Corp.*	2,329,869
2,367	Williams Cos., Inc. (The)	72,170

		16,317,155

Financials: 3.9%
189,050	Ally Financial, Inc.	5,512,698
40,998	American Express Co.	4,071,511
159,320	American International Group, Inc.(a)	9,492,286
67,040	Aon Plc(a)	8,983,360
348,040	Bank of America Corp.(a)	10,274,141
7,415	BB&T Corp.	368,674
2,316	Chubb Ltd.	338,437
181,120	CIT Group, Inc.(a)	8,916,538
115,040	Citigroup, Inc.(a)	8,560,126
5,506	CME Group, Inc.	804,151
57,930	Groupe Bruxelles Lambert S.A.	6,267,473
10,619	Intercontinental Exchange, Inc.	749,277
6,957	JPMorgan Chase & Co.	743,982
313,650	Leucadia National Corp.(a)	8,308,588
77,930	LPL Financial Holdings, Inc.	4,452,920
4,377	MetLife, Inc.	221,301
4,327	PacWest Bancorp	218,081
2,194	PNC Financial Services Group, Inc. (The)	316,572
5,915	Wells Fargo & Co.	358,863

		78,958,979

Health Care: 1.9%
59,872	Advanced Accelerator Applications S.A. - ADR*(a)	4,886,753
18,758	Aetna, Inc.	3,383,756
385,450	Air Methods Corp.*(b)	4,143,588
3,649	Allergan Plc	596,903
9,087	Bayer AG	1,136,184
33,882	Becton Dickinson & Co.	7,252,752
4,082	Bristol-Myers Squibb Co.	250,145
210,004	Chelsea Therapeutics International Ltd.*(b)(c)	0
2,794	Eli Lilly & Co.	235,981
6,597	Envision Healthcare Corp.*	227,992

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Shares		Value
COMMON STOCKS (CONTINUED)
Health Care (continued)
4,152	Medtronic Plc	$335,274
150,890	Mylan N.V.*	6,384,156
112,505	NxStage Medical, Inc.*	2,725,996
94,231	Paratek Pharmaceuticals, Inc.*	1,686,735
16,372	Pfizer, Inc.	592,994
21,190	Thermo Fisher Scientific, Inc.(a)	4,023,557
2,040	UnitedHealth Group, Inc.	449,738
2,446	Zoetis, Inc.	176,210

		38,488,714

Industrials: 2.7%
309,440	Arconic, Inc.(a)	8,432,240
1,346	Boeing Co. (The)	396,949
2,928	CSX Corp.	161,069
3,951	Delta Air Lines, Inc.	221,256
6,955	Donaldson Co., Inc.	340,447
2,248	Dover Corp.	227,026
36,810	Esterline Technologies Corp.*(b)	2,749,707
565	FedEx Corp.	140,990
5,309	Flowserve Corp.	223,668
5,442	Fortive Corp.	393,729
120,600	General Cable Corp.(a)	3,569,760
155,440	General Electric Co.	2,712,428
2,315	Honeywell International, Inc.	355,028
2,002	Illinois Tool Works, Inc.	334,034
41,970	Jardine Strategic Holdings Ltd.	1,661,173
791,770	Meggitt Plc	5,164,684
1,037	Middleby Corp. (The)*	139,943
5,089	Nexans S.A.	312,704
302,344	Nexeo Solutions, Inc.*(b)	2,751,330
7,078	NKT A/S*	323,758
10,887	Norfolk Southern Corp.	1,577,526
57,551	Orbital ATK, Inc.	7,567,957
444	Raytheon Co.	83,405
75,110	Rush Enterprises, Inc. - Class A*	3,816,339
17,500	Sound Holding FP Luxemburg*(b)(c)	429,622
86,772	United Technologies Corp.(a)	11,069,504
6,971	Welbilt, Inc.*	163,888
3,709	Xylem, Inc.	252,954

		55,573,118

Information Technology: 7.0%
4,476	Alphabet, Inc. - Class A*	4,715,018
4,488	Alphabet, Inc. - Class C*	4,696,243
239,694	Altaba, Inc.*(a)	16,742,626
64,540	Analog Devices, Inc.	5,745,996
6,332	Apple, Inc.	1,071,564
2,436	Automatic Data Processing, Inc.	285,475
26,050	Baidu, Inc. - ADR*	6,101,171
126,679	BroadSoft, Inc.*(a)	6,954,677
224,960	Cisco Systems, Inc.(a)	8,615,968
176,633	Conduent, Inc.*(a)	2,854,389
9,193	Cypress Semiconductor Corp.	140,101
28,746	Gemalto N.V.	1,710,714
122,690	Microsoft Corp.(a)	10,494,903
317,601	NXP Semiconductors N.V.*(a)	37,187,901
320,497	Oracle Corp.(a)	15,153,098

Shares		Value
Information Technology (continued)
62,305	QUALCOMM, Inc.(a)	$3,988,766
90,840	TE Connectivity Ltd.(a)	8,633,434
7,290	Teradyne, Inc.	305,232
1,167,786	Worldpay Group Plc(d)	6,729,617

		142,126,893

Materials: 1.0%
36,730	Akzo Nobel N.V.	3,224,463
18,679	Alcoa Corp.*	1,006,238
62,180	Axalta Coating Systems Ltd.*	2,012,145
3,671	DowDuPont, Inc.	261,449
4,633	Huntsman Corp.	154,232
88,960	MMC Norilsk Nickel PJSC - ADR	1,682,233
66,108	Monsanto Co.(a)	7,720,092
181,110	Owens-Illinois, Inc.*(a)	4,015,209
2,151	WestRock Co.	135,965

		20,212,026

Real Estate: 0.6%
173,557	BUWOG AG*	5,998,941
74,312	JBG SMITH Properties*(a)	2,580,856
39,569	Macerich Co. (The)	2,598,892

		11,178,689

Telecommunication Services: 0.7%
3,691	AT&T, Inc.	143,506
258,394	Avaya Holdings Corp.*	4,534,808
74,909	CenturyLink, Inc.	1,249,482
48,974	Straight Path Communications, Inc. - Class B*(a)	8,902,983

		14,830,779

Utilities: 0.7%
1,323	American Electric Power Co., Inc.	97,333
794,806	Calpine Corp.*	12,025,415
35,700	Dynegy, Inc.*	423,045
7,677	Exelon Corp.	302,550
2,414	NextEra Energy, Inc.	377,043

		13,225,386

TOTAL COMMON STOCKS (Cost $424,891,533)		503,621,125

RIGHTS/WARRANTS: 0.0%
20,008	Avaya Holdings Corp. (Expiration date 12/15/22)*(c)	0
13,685	Halcon Resources Corp. (Expiration date 09/09/20)*	9,717

TOTAL RIGHTS/WARRANTS (Cost $0)		9,717

PREFERRED STOCKS: 0.2%

Consumer Staples: 0.1%
	Bunge Ltd.
11,000	4.875%, 12/01/2165(e)	1,144,440

Energy: 0.0%
	Chesapeake Energy Corp.
506	5.750%, 08/15/2166(e)	313,720

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Shares		Value
PREFERRED STOCKS (CONTINUED)

Industrials: 0.1%
	Element Communication Aviation
170	12.000%, 03/16/2040(b)(c)	$1,683,512

TOTAL PREFERRED STOCKS (Cost $3,070,353)		3,141,672

EXCHANGE-TRADED FUNDS: 0.2%
45,712	Financial Select Sector SPDR Fund	1,275,822
27,355	Industrial Select Sector SPDR Fund(a)	2,069,953
8,787	Powershares QQQ Trust Series 1	1,368,663

TOTAL EXCHANGE-TRADED FUNDS (Cost $4,419,373)		4,714,438

Principal Amount^
ASSET-BACKED SECURITIES: 6.7%
	AASET Trust
$314,985	Series 2017-1A-A 3.967%, 05/16/2042(d)	316,395
	Aergen SICB LLC
1,752,500	1.000%, 03/01/2049(b)(c)(f)	1,646,058
	AIM Aviation Finance Ltd.
1,038,039	Series 2015-1A-B1 5.072%, 02/15/2040(d)(g)	1,017,165
554,189	Series 2015-1A-C1 4.750%, 02/15/2040(d)	512,592
	AIMCO CLO
500,000	Series 2014-AA-SUB 0.000%, 07/20/2026(d)(f)	269,406
	Ajax Mortgage Loan Trust
562,064	Series 2016-B-A 4.000%, 09/25/2065(d)(g)	562,712
353,341	Series 2016-C-A 4.000%, 10/25/2057(d)(g)	356,725
148,389	Series 2017-A-A 3.470%, 04/25/2057(d)(g)	148,983
480,000	Series 2017-B-A 3.163%, 09/25/2056(d)(f)	479,999
	Ally Auto Receivables Trust
1,430,000	Series 2017-4-A3 1.750%, 12/15/2021	1,419,057
	American Express Credit Account Master Trust
800,000	Series 2017-8-A 1.597%, 05/16/2022(h) 1 mo. LIBOR + 0.120%	800,604
	American Homes 4 Rent
875,000	Series 2014-SFR2-E 6.231%, 10/17/2036(d)	978,468
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(d)	677,133
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(d)	921,001
	AmeriCredit Automobile Receivables
162,000	Series 2015-4-D 3.720%, 12/08/2021	164,413

Principal Amount^		Value
	Ameriquest Mortgage Securities Trust
$18,495,568	Series 2006-M3-A2C 1.712%, 10/25/2036(h) 1 mo. USD LIBOR + 0.160%	$8,541,601
	Ascentium Equipment Receivables Trust
95,000	Series 2017-2A-C 2.870%, 08/10/2022(d)	94,383
	Babson CLO Ltd. 2014-III
1,000,000	Series 2014-3A-D2 5.759%, 01/15/2026(d)(h) 1 mo. USD LIBOR + 4.400%	1,004,475
1,000,000	Series 2014-3A-E2 7.859%, 01/15/2026(d)(h) 3 mo. USD LIBOR + 6.500%	1,005,133
	Bayview Opportunity Master Fund IIIa Trust
328,259	Series 2017-RN7-A1 3.105%, 09/28/2032(d)(g)	328,422
638,217	Series 2017-RN8-A1 3.352%, 11/28/2032(d)(g)	638,607
	Bayview Opportunity Master Fund IIIb Trust
72,058	Series 2017-RN2-A1 3.475%, 04/28/2032(d)(f)	72,428
	Bayview Opportunity Master Fund IVb Trust
201,437	Series 2017-NPL1-A1 3.598%, 01/28/2032(d)(g)	202,183
464,711	Series 2017-NPL2-A1 2.981%, 10/28/2032(d)(g)	464,525
	Blackbird Capital Aircraft Lease Securitization Ltd.
329,948	Series 2016-1A-A 4.213%, 12/16/2041(d)(g)	342,237
306,380	Series 2016-1A-B 5.682%, 12/16/2041(d)(g)	307,301
	CAM Mortgage Trust
1,820	Series 2016-1-A 4.000%, 01/15/2056(d)(g)	1,825
545,000	Series 2016-1-M 5.000%, 01/15/2056(d)(f)	538,393
	Capital One Multi-Asset Execution Trust
1,595,000	Series 2016-A1-A1 1.927%, 02/15/2022(h) 1 mo. LIBOR + 0.450%	1,602,846
	CarMax Auto Owner Trust
950,000	Series 2017-4-A2B 1.607%, 04/15/2021(h) 1 mo. USD LIBOR + 0.130%	950,330
	Chesapeake Funding II LLC
705,000	Series 2017-4A-A2 1.817%, 11/15/2029(d)(h) 1 mo. USD LIBOR + 0.340%	706,114
	CIG Auto Receivables Trust
161,927	Series 2017-1A-A 2.710%, 05/15/2023(d)	161,707
	Citibank Credit Card Issuance Trust
1,470,000	Series 2017-A8-A8 1.860%, 08/08/2022	1,456,903

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	CLUB Credit Trust
$332,191	Series 2017-P1-A 2.420%, 09/15/2023(d)	$332,074
	Coinstar Funding LLC
5,074,500	Series 2017-1A-A2 5.216%, 04/25/2047(d)	5,276,431
	Colony American Finance Ltd.
480,000	Series 2015-1-D 5.649%, 10/15/2047(d)	508,137
230,000	Series 2016-1-C 4.638%, 06/15/2048(d)(g)	232,253
	Colony American Homes
620,000	Series 2014-1A-E 4.277%, 05/17/2031(d)(h) 1 mo. LIBOR + 2.800%	624,204
490,000	Series 2015-1A-E 4.432%, 07/17/2032(d)(h) 1 mo. LIBOR + 3.000%	494,897
685,000	Series 2015-1A-F 5.082%, 07/17/2032(d)(h) 1 mo. LIBOR + 3.650%	690,040
	CPS Auto Receivables Trust
845,000	Series 2016-B-E 8.140%, 05/15/2023(d)	906,539
	CPS Auto Trust
220,000	Series 2017-D-D 3.730%, 09/15/2023(d)	218,561
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 5.700%, 09/25/2036(g)	380,443
	Diamond Resorts Owner Trust
276,409	Series 2017-1A-C 6.070%, 10/22/2029(d)	274,796
	DT Auto Owner Trust
175,000	Series 2014-3A-D 4.470%, 11/15/2021(d)	177,154
370,000	Series 2015-2A-D 4.250%, 02/15/2022(d)	376,304
930,000	Series 2016-1A-D 4.660%, 12/15/2022(d)	947,168
830,000	Series 2016-2A-D 5.430%, 11/15/2022(d)	854,306
	Earnest Student Loan Program LLC
13,000	Series 2016-D-R 0.000%, 01/25/2041(d)	1,103,310
	Fifth Third Auto Trust
475,000	Series 2017-1-A2B 1.627%, 04/15/2020(h) 1 mo. USD LIBOR + 0.150%	475,220
	Five Guys Holdings, Inc.
344,138	Series 2017-1A-A2 4.600%, 07/25/2047(d)	353,658
	Flagship Credit Auto Trust
300,000	Series 2016-3-E 6.250%, 10/15/2023(d)	311,306
	Ford Credit Auto Owner Trust
1,825,000	Series 2017-C-A2B 1.597%, 09/15/2020(h) 1 mo. USD LIBOR + 0.120%	1,826,947

Principal Amount^		Value
	GCAT LLC
$492,341	Series 2017-2-A1 3.500%, 04/25/2047(d)(g)	$494,108
296,975	Series 2017-3-A1 3.352%, 04/25/2047(d)(g)	297,903
91,461	Series 2017-4-A1 3.228%, 05/25/2022(d)(g)	91,712
	Global Container Assets 2014 Holdings Ltd.
720,887	Series 2014-1-C 6.000%, 01/05/2030(b)(c)(d)	508,226
289,764	Series 2014-1-D 7.500%, 01/05/2030(b)(c)(d)	83,510
1,185,000	Series 2014-1-E 0.000%, 01/05/2030(b)(c)(d)	0
	Global Container Assets Ltd.
246,672	Series 2015-1A-B 4.500%, 02/05/2030(b)(d)	237,094
	GSAA Home Equity Trust
745,790	Series 2006-10-AF5 6.448%, 06/25/2036(g)	386,482
	Harbour Aircraft Investments Ltd.
1,682,025	Series 2017-1-C 8.000%, 11/15/2037	1,678,372
	Hertz Vehicle Financing LLC
365,000	Series 2017-2A-A 3.290%, 10/25/2023(d)	366,093
	Honda Auto Receivables Owner Trust
440,000	Series 2017-3-A3 1.790%, 09/20/2021	436,861
	InSite Issuer LLC
3,500,000	Series 2016-1A-C 6.414%, 11/15/2046(d)	3,587,402
	Invitation Homes Trust
780,000	Series 2015-SFR1-E 5.660%, 03/17/2032(d)(h) 1 mo. LIBOR + 4.200%	792,353
485,000	Series 2015-SFR3-E 5.210%, 08/17/2032(d)(h) 1 mo. LIBOR + 3.750%	493,421
	JP Morgan Mortgage Acquisition Trust
1,000,000	Series 2007-CH1-AF5 4.969%, 11/25/2036(g)	985,397
	Labrador Aviation Finance Ltd.
6,598,958	Series 2016-1A-B1 5.682%, 01/15/2042(d)	6,651,834
	Lehman XS Trust
3,000,000	Series 2005-6-3A3A 5.760%, 11/25/2035(g)	2,078,480
1,193,319	Series 2006-8-3A3 5.227%, 06/25/2036(g)	1,165,479
	Master Asset-Backed Securities Trust
12,914,266	Series 2006-NC3-A3 1.652%, 10/25/2036(h) 1 mo. USD LIBOR + 0.100%	8,382,547
	Mosaic Solar Loans LLC
2,200,000	Series 2017-2A-B 4.770%, 09/20/2042(d)	2,216,322
	Motor Plc
835,000	Series 2017-1A-A1 2.082%, 09/25/2024(d)(h) 1 mo. USD LIBOR + 0.530%	835,539

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	Neuberger Berman CLO XVI-S Ltd.
$ 500,000	Series 2017-16SA-E 1.000%, 01/15/2028(d)(h) 3 mo. USD LIBOR + 5.400%	$500,000
	Neuberger Berman Loan Advisers CLO 26
1,000,000	Series 2017-26A-INC 0.000%, 10/18/2030(d)(f)(i)	897,661
	NextGear Floorplan Master Owner Trust
710,000	Series 2016-1A-A1 3.177%, 04/15/2021(d)(h) 1 mo. LIBOR + 1.700%	721,197
220,000	Series 2017-2A-A1 2.157%, 10/17/2022(d)(h) 1 mo. LIBOR + 0.680%	220,548
	Nissan Auto Lease Trust
1,175,000	Series 2017-B-A2B 1.687%, 12/16/2019(h) 1 mo. USD LIBOR + 0.210%	1,175,651
	Nissan Auto Receivables Owner Trust
960,000	Series 2017-B-A2B 1.577%, 05/15/2020(h) 1 mo. USD LIBOR + 0.100%	959,926
1,395,000	Series 2017-C-A2B 1.547%, 10/15/2020(h) 1 mo. USD LIBOR + 0.070%	1,395,179
	Oak Hill Advisors Residential Loan Trust
357,562	Series 2017-NPL1-A1 3.000%, 06/25/2057(d)(g)	357,941
808,754	Series 2017-NPL2-A1 3.000%, 07/25/2057(d)(g)	809,752
840,000	Series 2017-NPL2-A2 4.875%, 07/25/2057(d)(g)	837,512
	Octagon Investment Partners XXI Ltd.
1,000,000	Series 2014-1A-C 5.063%, 11/14/2026(d)(h) 3 mo. USD LIBOR + 3.650%	1,004,630
1,000,000	Series 2014-1A-D 8.013%, 11/14/2026(d)(h) 3 mo. USD LIBOR + 6.600%	1,001,360
	OneMain Financial Issuance Trust
3,080	Series 2014-2A-A 2.470%, 09/18/2024(d)	3,085
1,120,000	Series 2014-2A-D 5.310%, 09/18/2024(d)	1,132,060
875,000	Series 2015-2A-D 5.640%, 07/18/2025(d)	873,499
675,000	Series 2015-3A-B 4.160%, 11/20/2028(d)	687,691
1,000,000	Series 2016-1A-C 6.000%, 02/20/2029(d)	1,034,023
	Ows Structured Asset Trust
160,105	Series 2016-NPL1-A1 3.750%, 07/25/2056(d)(g)	161,501

Principal Amount^		Value
	Park Place Securities, Inc.
$8,000,000	Series 2005-WHQ1-M5 2.677%, 03/25/2035(h) 1 mo. USD LIBOR + 1.125%	$7,980,270
	Preston Ridge Partners Mortgage LLC
1,112,942	Series 2017-2A-A1 3.500%, 09/25/2022(d)(g)	1,112,501
315,000	Series 2017-2A-A2 5.000%, 09/25/2022(d)(g)	307,995
402,772	Series 2017-3A-A1 3.470%, 11/25/2022(d)(f)	402,367
120,000	Series 2017-3A-A2 5.000%, 11/25/2022(d)(f)	117,028
	RCO Mortgage LLC
1,151,219	Series 2017-1-A1 3.375%, 08/25/2022(d)(g)	1,154,916
	Rise Ltd.
301,688	Series 2014-1-A 4.750%, 01/31/2021(f)	300,180
	Santander Retail Auto Lease Trust
1,395,000	Series 2017-A-A2B 1.771%, 03/20/2020(d)(h) 1 mo. USD LIBOR + 0.270%	1,395,352
	Shenton Aircraft Investment I Ltd.
724,330	Series 2015-1A-A 4.750%, 10/15/2042(d)	750,918
	Sierra Timeshare Receivables Funding LLC
50,078	Series 2013-1A-A 1.590%, 11/20/2029(d)	50,052
118,087	Series 2013-3A-A 2.200%, 10/20/2030(d)	117,899
	SLM Private Credit Student Loan Trust
503,000	Series 2003-A-A3 4.010%, 06/15/2032(h) 28 day ARS	502,799
1,250,000	Series 2003-B-A3 4.040%, 03/15/2033(h) 28 day ARS	1,249,500
	SMB Private Education Loan Trust
365,000	Series 2017-B-A2B 2.101%, 10/15/2035(d)(h) 1 mo. USD LIBOR + 0.750%	366,820
	SoFi Professional Loan Program LLC
34,152	Series 2014-B-A1 2.802%, 08/25/2032(d)(h) 1 mo. USD LIBOR + 1.250%	34,577
520,616	Series 2016-A-B 3.570%, 01/26/2038(d)	518,859
133,000	Series 2017-F-R1 0.000%, 01/25/2041(d)	7,853,055
	Soundview Home Loan Trust
7,578,807	Series 2007-OPT3-2A3 1.732%, 08/25/2037(h) 1 mo. USD LIBOR + 0.180%	7,410,232
	Sprite Cayman
905,000	Series 2017-1-B 5.750%, 12/15/2037(d)	890,869
	Sunset Mortgage Loan Co. LLC
190,355	Series 2015-NPL1-A 4.459%, 09/18/2045(d)(g)	190,822

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	Terwin Mortgage Trust
$1,175,976	Series 2006-3-2A2 1.762%, 04/25/2037(d)(h) 1 mo. USD LIBOR + 0.210%	$1,161,267
	THL Credit Wind River CLO Ltd.
2,000,000	Series 2014-2A-INC 0.000%, 01/15/2031(d)	767,672
	Tidewater Sales Finance Master Trust
565,000	Series 2017-AA-A 4.550%, 04/15/2021(b)(d)	562,969
	Toyota Auto Receivables Owner Trust
1,470,000	Series 2017-C-A2B 1.557%, 07/15/2020(h) 1 mo. USD LIBOR + 0.080%	1,469,308
1,575,000	Series 2017-D-A2B 1.527%, 08/17/2020(h) 1 mo. USD LIBOR + 0.050%	1,574,729
	Verizon Owner Trust
620,000	Series 2017-3A-A1B 1.771%, 04/20/2022(d)(h) 1 mo. USD LIBOR + 0.270%	621,751
	Veros Automobile Receivables Trust
349,111	Series 2017-1-A 2.840%, 04/17/2023(d)	348,521
	VOLT LIV LLC
228,294	Series 2017-NPL1-A1 3.500%, 02/25/2047(d)(g)	229,195
865,000	Series 2017-NPL1-A2 6.000%, 02/25/2047(d)(g)	870,156
	VOLT LV LLC
297,632	Series 2017-NPL2-A1 3.500%, 03/25/2047(d)(g)	299,464
	VOLT LVI LLC
546,520	Series 2017-NPL3-A1 3.500%, 03/25/2047(d)(g)	550,229
760,000	Series 2017-NPL3-A2 5.875%, 03/25/2047(d)(g)	764,044
	VOLT LXI LLC
168,513	Series 2017-NPL8-A1 3.125%, 06/25/2047(d)(g)	169,003
	VOLT LXIII LLC
320,000	Series 2017-NP10-A1 3.000%, 10/25/2047(d)(g)	319,882
	VOLT XL LLC
295,000	Series 2015-NP14-A2 4.875%, 11/27/2045(d)(g)	294,997
	WAVE Trust
352,728	Series 2017-1A-B 5.682%, 11/15/2042(d)	352,724
	Westlake Automobile Receivables Trust
205,000	Series 2017-1A-D 3.460%, 10/17/2022(d)	205,965
	World Financial Network Credit Card Master Trust
1,610,000	Series 2015-A-A 1.957%, 02/15/2022(h) 1 mo. LIBOR + 0.480%	1,611,381

TOTAL ASSET-BACKED SECURITIES (Cost $133,387,193)		135,476,491

Principal Amount^		Value
BANK LOANS: 1.8%
	1011778 B.C. Unlimited Liability Co.
$ 124,061	3.819%, 02/16/2024 1 mo. LIBOR + 2.250%	$124,160
	AES Corp.
1,119,022	3.454%, 05/24/2022 3 mo. LIBOR + 2.000%	1,123,106
	Almonde, Inc.
663,338	4.979%, 06/13/2024 3 mo. LIBOR + 3.500%	665,938
	Altice Financing S.A.
430,000	4.112%, 01/05/2026 3 mo. LIBOR + 2.750%	422,153
	Altice US Finance I Corp.
77,647	3.819%, 07/28/2025 1 mo. LIBOR + 2.250%	77,469
	AMC Entertainment, Inc.
89,325	3.727%, 12/15/2023 1 mo. LIBOR + 2.250%	89,437
	Aramark Services, Inc.
570,000	3.569%, 03/11/2025 1 mo. LIBOR + 2.000%	573,654
	Axalta Coating Systems US Holdings, Inc.
270,764	3.693%, 06/01/2024 3 mo. LIBOR + 2.000%	272,195
	Bass Pro Group, LLC
997,500	6.569%, 09/25/2024 1 mo. LIBOR + 5.000%	996,253
	BCP Raptor, LLC
616,900	5.729%, 06/24/2024 3 mo. LIBOR + 4.250%	620,759
	Belron S.A.
200,000	3.892%, 11/07/2024 3 mo. LIBOR + 2.500%	202,344
	BWAY Holding Co.
1,059,675	4.599%, 04/03/2024 3 mo. LIBOR + 3.250%	1,065,445
	California Resources Corp.
442,000	0.000%, 11/08/2022(j)	441,171
	Camelot UK Holdco Ltd.
424,278	4.819%, 10/03/2023 1 mo. LIBOR + 3.250%	427,386
	Cavium, Inc.
204,513	3.819%, 08/16/2022 1 mo. LIBOR + 2.250%	205,152
	CBS Radio, Inc.
288,675	4.172%, 11/17/2024 3 mo. LIBOR + 2.750%	290,630
	Change Healthcare Holdings, Inc.
647,697	4.319%, 03/01/2024 1 mo. LIBOR + 2.750%	649,601
	ClubCorp Club Operations, Inc.
318,262	4.943%, 09/18/2024 3 mo. LIBOR + 3.250%	319,978
	Consolidated Communications, Inc.
343,710	4.570%, 10/04/2023 1 mo. LIBOR + 3.000%	338,597
	CSC Holdings, LLC
119,102	3.741%, 07/17/2025 1 mo. LIBOR + 2.250%	118,813

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
BANK LOANS (CONTINUED)
	Dell, Inc.
$ 825,000	3.320%, 09/07/2021 1 mo. LIBOR + 1.750%	$825,743
	Donnelley Financial Solutions, Inc.
177,286	4.552%, 10/02/2023 1 mo. LIBOR + 3.000%	178,616
	Engility Corp.
277,254	4.819%, 08/12/2023 1 mo. LIBOR + 3.250%	280,330
	Engineered Machinery Holdings, Inc.
32,092	4.943%, 07/19/2024 3 mo. LIBOR + 3.250%	32,152
246,863	4.943%, 07/19/2024 3 mo. LIBOR + 3.250%	247,326
	Envision Healthcare Corp.
262,350	4.570%, 12/01/2023 1 mo. LIBOR + 3.000%	263,388
	First DataCorp.
171,835	3.802%, 07/08/2022 1 mo. LIBOR + 2.250%	172,147
	GFL Environmental, Inc.
212,313	4.443%, 09/29/2023 3 mo. LIBOR + 2.750%	213,639
	GTT Communications, Inc.
188,100	4.875%, 01/09/2024 1 mo. LIBOR + 3.250%	189,668
	Hanesbrands, Inc.
310,000	3.227%, 12/15/2024 3 mo. LIBOR + 1.750%	311,648
	Harbor Freight Tools USA, Inc.
371,202	4.819%, 08/18/2023 1 mo. LIBOR + 3.250%	374,176
	HD Supply, Inc.
450,459	4.193%, 10/17/2023 3 mo. LIBOR + 2.500%	454,587
	Hyperion Insurance Group Ltd.
382,305	5.063%, 12/13/2024 3 mo. LIBOR + 3.500%	383,499
	Klockner-Pentaplast of America, Inc.
827,925	5.943%, 06/30/2022 3 mo. LIBOR + 4.250%	837,367
	MA FinanceCo. LLC
35,446	4.319%, 06/21/2024 1 mo. LIBOR + 2.750%	35,520
	McAfee LLC
807,975	6.069%, 09/30/2024 1 mo. LIBOR + 4.500%	806,533
	NeuStar, Inc.
463,838	5.147%, 08/08/2024 3 mo. LIBOR + 3.750%	468,998
	Plastipak Packaging, Inc.
134,663	4.450%, 10/14/2024 3 mo. LIBOR + 2.750%	135,571
	Ply Gem Industries, Inc.
135,929	4.693%, 02/01/2021 3 mo. LIBOR + 3.000%	137,089
	Post Holdings, Inc.
512,425	3.820%, 05/24/2024 1 mo. LIBOR + 2.250%	514,897

Principal Amount^		Value
	Presidio, Inc.
$969,978	4.585%, 02/02/2022 3 mo. LIBOR + 3.250%	$974,828
977,668	6.750%, 02/02/2022 3 mo. PRIME + 2.250%	982,556
	Quikrete Holdings, Inc.
649,038	4.319%, 11/15/2023 1 mo. LIBOR + 2.750%	651,141
	Quintiles IMS, Inc.
309,225	3.693%, 01/17/2025 3 mo. LIBOR + 2.000%	311,020
	Rackspace Hosting, Inc.
277,904	4.385%, 11/03/2023 3 mo. LIBOR + 3.000%	278,155
	Radiate Holdco LLC
844,144	0.000%, 02/01/2024(j)	839,096
	Seattle Spinco, Inc.
239,374	4.319%, 06/21/2024 1 mo. LIBOR + 2.750%	239,873
	Sedgwick Claims Management Services, Inc.
305,000	0.000%, 02/26/2021(j)	303,506
	Sedgwick, Inc.
543,620	0.000%, 03/01/2021(j)	544,640
	Serta Simmons Bedding LLC
612,579	9.407%, 11/08/2024 1 mo. LIBOR + 8.000%	527,584
	Southcross Energy Partners L.P.
169,390	5.943%, 08/04/2021 3 mo. LIBOR + 4.250%	166,849
	Sprint Communications, Inc.
913,100	4.125%, 02/02/2024 1 mo. LIBOR + 2.500%	913,899
	Surgery Center Holdings, Inc.
768,075	4.820%, 09/02/2024 1 mo. LIBOR + 3.250%	761,354
	Team Health Holdings, Inc.
1,131,658	4.319%, 02/06/2024 1 mo. LIBOR + 2.750%	1,104,786
	TransDigm, Inc.
93,074	4.319%, 05/14/2022 1 mo. LIBOR + 2.750%	93,449
669,002	4.319%, 06/09/2023 1 mo. LIBOR + 2.750%	670,764
144,275	4.693%, 08/22/2024 1 mo. LIBOR + 3.000%	145,127
	Truck Hero, Inc.
985,137	5.642%, 04/21/2024 3 mo. LIBOR + 4.000%	986,526
	Uber Technologies
1,122,939	5.552%, 07/13/2023 1 mo. LIBOR + 4.000%	1,131,502
	Unitymedia Finance LLC
1,130,000	3.727%, 09/30/2025 1 mo. LIBOR + 2.250%	1,132,548
	UPC Financing Partnership
439,474	3.977%, 01/15/2026 1 mo. LIBOR + 2.500%	439,841
	USI, Inc.
1,099,634	4.693%, 05/16/2024 3 mo. LIBOR + 3.000%	1,099,634

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
BANK LOANS (CONTINUED)
	USS Ultimate Holdings, Inc.
$ 54,893	5.319%, 08/25/2024 1 mo. LIBOR + 3.750%	$55,328
	UTZ Quality Foods LLC
375,000	5.011%, 11/21/2024 1 mo. LIBOR + 3.500%	378,399
	Veritas Bermuda Ltd.
2,525,780	6.193%, 01/27/2023 3 mo. LIBOR + 4.500%	2,534,999
	Virgin Media Bristol LLC
770,000	3.977%, 01/15/2026 1 mo. LIBOR + 2.500%	770,870
	Walter Investment Management Corp.
210,082	5.319%, 12/18/2020 1 mo. LIBOR + 3.750%	201,483
	Weight Watchers International, Inc.
1,620,000	6.230%, 11/29/2024 1 mo. LIBOR + 4.750%	1,632,830
	Zayo Group, LLC
363,863	3.802%, 01/19/2024 1 mo. LIBOR + 2.250%	365,497
	Ziggo Secured Finance Partnership
1,124,514	3.977%, 04/15/2025 1 mo. LIBOR + 2.500%	1,117,019

TOTAL BANK LOANS (Cost $37,084,112)		37,242,238

CONVERTIBLE BONDS: 0.7%

Communications: 0.1%
	DISH Network Corp.
600,000	2.375%, 03/15/2024(d)	577,875
1,165,000	3.375%, 08/15/2026	1,270,578
	Finisar Corp.
780,000	0.500%, 12/15/2036	727,350
	Liberty Media Corp.
160,000	2.250%, 09/30/2046	167,400

		2,743,203

Consumer, Cyclical: 0.0%
	Navistar International Corp.
302,000	4.500%, 10/15/2018	312,759
442,000	4.750%, 04/15/2019	480,122

		792,881

Consumer, Non-cyclical: 0.2%
	BioMarin Pharmaceutical, Inc.
360,000	1.500%, 10/15/2020	428,175
565,000	0.599%, 08/01/2024	564,294
	Flexion Therapeutics, Inc.
70,000	3.375%, 05/01/2024(d)	85,225
	Horizon Pharma Investment Ltd.
465,000	2.500%, 03/15/2022	434,194
	Insulet Corp.
60,000	1.375%, 11/15/2024(d)	60,937
	Intercept Pharmaceuticals, Inc.
540,000	3.250%, 07/01/2023	432,000
	Macquarie Infrastructure Corp.
1,025,000	2.000%, 10/01/2023	984,000

Principal Amount^		Value
Consumer, Non-cyclical (continued)
	Neurocrine Biosciences, Inc.
$ 1,020,000	2.250%, 05/15/2024(d)	$1,304,962
	Teladoc, Inc.
235,000	3.000%, 12/15/2022(d)	265,403

		4,559,190

Diversified: 0.0%
	RWT Holdings, Inc.
130,000	5.625%, 11/15/2019	131,625

Energy: 0.1%
	Chesapeake Energy Corp.
$440,000	5.500%, 09/15/2026(d)	402,875
	Nabors Industries, Inc.
615,000	0.750%, 01/15/2024(d)	472,781
	SM Energy Co.
140,000	1.500%, 07/01/2021	137,638
	Whiting Petroleum Corp.
230,000	1.250%, 04/01/2020	212,750

		1,226,044

Financial: 0.1%
	Hercules Capital, Inc.
315,000	4.375%, 02/01/2022(d)	324,647
	iStar, Inc.
565,000	3.125%, 09/15/2022(d)	563,587
	Walter Investment Management Corp.
340,000	4.500%, 11/01/2019(k)	37,400

		925,634

Industrial: 0.1%
	Echo Global Logistics, Inc.
235,000	2.500%, 05/01/2020	243,813
	Greenbrier Cos., Inc. (The)
345,000	2.875%, 02/01/2024(d)	412,706
	Hornbeck Offshore Services, Inc.
2,500,000	1.500%, 09/01/2019	1,887,500
	Tutor Perini Corp.
190,000	2.875%, 06/15/2021	210,425

		2,754,444

Technology: 0.1%
	Cypress Semiconductor Corp.
115,000	4.500%, 01/15/2022	151,225
	Evolent Health, Inc.
180,000	2.000%, 12/01/2021	169,650
	Rovi Corp.
225,000	0.500%, 03/01/2020	212,906
	Verint Systems, Inc.
370,000	1.500%, 06/01/2021	361,213

		894,994

TOTAL CONVERTIBLE BONDS (Cost $14,120,906)		14,028,015

CORPORATE BONDS: 22.3%

Basic Materials: 1.5%
	Ashland LLC
3,035,000	4.750%, 08/15/2022	3,163,987
	Braskem Netherlands Finance B.V.
595,000	3.500%, 01/10/2023(d)	585,778

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Basic Materials (continued)
	Celulosa Arauco y Constitucion S.A.
$ 615,000	5.500%, 11/02/2047(d)	$641,138
	Chemours Co. (The)
2,154,000	5.375%, 05/15/2027	2,234,775
	Constellium N.V.
2,282,000	6.625%, 03/01/2025(d)	2,410,362
	Fibria Overseas Finance Ltd.
720,000	4.000%, 01/14/2025	714,150
	Gerdau Trade, Inc.
845,000	4.875%, 10/24/2027(d)	842,507
	Glencore Finance Canada Ltd.
200,000	4.250%, 10/25/2022(d)	209,788
	Glencore Funding LLC
100,000	2.875%, 04/16/2020(d)	100,427
	IAMGOLD Corp.
2,000,000	7.000%, 04/15/2025(d)	2,070,000
	Kaiser Aluminum Corp.
2,146,000	5.875%, 05/15/2024	2,285,490
	Kraton Polymers LLC/Kraton Polymers Capital Corp.
3,350,000	7.000%, 04/15/2025(d)	3,601,250
	Mexichem SAB de C.V.
400,000	4.000%, 10/04/2027(d)	397,000
	PolyOne Corp.
3,346,000	5.250%, 03/15/2023	3,538,395
	Resolute Forest Products, Inc.
1,000,000	5.875%, 05/15/2023	1,038,750
	Stillwater Mining Co.
325,000	6.125%, 06/27/2022(d)	330,808
	Suzano Austria GmbH
550,000	5.750%, 07/14/2026(d)	598,455
	United States Steel Corp.
4,294,000	6.875%, 08/15/2025	4,503,547
	Vale Overseas Ltd.
630,000	6.250%, 08/10/2026	731,430
	Versum Materials, Inc.
235,000	5.500%, 09/30/2024(d)	252,038

		30,250,075

Communications: 2.3%
	Clear Channel Worldwide Holdings, Inc.
3,630,000	7.625%, 03/15/2020	3,571,012
	Cox Communications, Inc.
400,000	4.700%, 12/15/2042(d)	387,788
765,000	4.500%, 06/30/2043(d)	720,473
	DISH DBS Corp.
1,425,000	5.875%, 11/15/2024	1,392,938
840,000	7.750%, 07/01/2026	886,200
	Grupo Televisa SAB
9,270,000 (MXN)	7.250%, 05/14/2043	359,974
	GTT Communications, Inc.
960,000	7.875%, 12/31/2024(d)	1,015,200
	Hughes Satellite Systems Corp.
2,000,000	6.625%, 08/01/2026	2,100,000
	Millicom International Cellular S.A.
1,350,000	5.125%, 01/15/2028(d)	1,356,750

Principal Amount^		Value
Communications (continued)
	NBCUniversal Enterprise, Inc.
$ 520,000	5.250%, 12/31/2049(d)(e)	$553,800
	Netflix, Inc.
5,703,000	4.375%, 11/15/2026	5,603,197
	Oi S.A.
2,765,000 (BRL)	9.750%, 09/15/2016(d)(k)	252,673
	Quebecor Media, Inc.
4,775,000	5.750%, 01/15/2023	5,085,375
	Qwest Capital Funding, Inc.
1,217,000	6.875%, 07/15/2028	1,052,705
	Sirius XM Radio, Inc.
5,658,000	5.000%, 08/01/2027(d)	5,700,435
	Telenet Finance Luxembourg Notes S.a.r.l.
1,600,000	5.500%, 03/01/2028(d)	1,605,648
	Time Warner Cable, Inc.
780,000	4.500%, 09/15/2042	734,462
	Time, Inc.
4,009,000	5.750%, 04/15/2022(d)	4,199,427
	VeriSign, Inc.
5,440,000	4.750%, 07/15/2027	5,589,600
	ViaSat, Inc.
3,810,000	5.625%, 09/15/2025(d)	3,857,625

		46,025,282

Consumer, Cyclical: 4.7%
	Air Canada 2015-2 Class B Pass Through Trust
1,737,195	5.000%, 06/15/2025(d)	1,827,356
	Alimentation Couche-Tard, Inc.
845,000	2.074%, 12/13/2019(d)(h) 3 mo. USD LIBOR + 0.500%	845,755
	Allison Transmission, Inc.
760,000	4.750%, 10/01/2027(d)	766,650
	American Airlines 2017-1B Class B Pass Through Trust
1,005,000	4.950%, 08/15/2026	1,055,451
	Beazer Homes USA, Inc.
3,100,000	6.750%, 03/15/2025	3,282,125
1,500,000	5.875%, 10/15/2027(d)	1,511,250
	Century Communities, Inc.
930,000	5.875%, 07/15/2025	936,975
	Constellation Merger Sub, Inc.
420,000	8.500%, 09/15/2025(d)	411,600
	Dana Financing Luxembourg S.a.r.l.
3,000,000	5.750%, 04/15/2025(d)	3,168,750
	Fiat Chrysler Automobiles N.V.
3,850,000	5.250%, 04/15/2023	4,040,190
	FirstCash, Inc.
1,500,000	5.375%, 06/01/2024(d)	1,571,250
	GLP Capital L.P./GLP Financing II, Inc.
2,000,000	5.375%, 04/15/2026	2,150,000
	H&E Equipment Services, Inc.
5,305,000	5.625%, 09/01/2025(d)	5,556,987
	JC Penney Corp., Inc.
5,274,000	5.650%, 06/01/2020	4,832,302
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
3,250,000	4.750%, 06/01/2027(d)	3,331,250

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Consumer, Cyclical (continued)
	Latam Airlines 2015-1 Pass Through Trust
$ 2,090,556	4.500%, 08/15/2025	$2,074,877
	Lennar Corp.
3,000,000	4.500%, 04/30/2024	3,083,400
2,000,000	4.750%, 11/29/2027(d)	2,069,600
	Men’s Wearhouse, Inc. (The)
1,500,000	7.000%, 07/01/2022	1,513,200
	Meritor, Inc.
2,750,000	6.250%, 02/15/2024	2,908,125
	Neiman Marcus Group Ltd. LLC
5,940,000	8.000%, 10/15/2021(d)	3,446,388
	PulteGroup, Inc.
4,500,000	5.000%, 01/15/2027	4,719,375
	Regal Entertainment Group
3,005,000	5.750%, 03/15/2022	3,106,419
2,154,000	5.750%, 06/15/2023	2,237,468
859,000	5.750%, 02/01/2025	884,770
	Rite Aid Corp.
9,104,000	9.250%, 03/15/2020	9,250,119
	Ruby Tuesday, Inc.
5,628,000	7.625%, 05/15/2020	5,778,268
	Scientific Games International, Inc.
5,800,000	6.625%, 05/15/2021	6,017,500
	Scotts Miracle-Gro Co. (The)
2,000,000	5.250%, 12/15/2026	2,100,000
	Six Flags Entertainment Corp.
900,000	5.500%, 04/15/2027(d)	933,750
	Tesla, Inc.
780,000	5.300%, 08/15/2025(d)	747,825
	Toll Brothers Finance Corp.
3,000,000	4.875%, 03/15/2027	3,120,000
	TRI Pointe Group, Inc.
3,600,000	5.250%, 06/01/2027	3,697,020
	William Lyon Homes, Inc.
525,000	5.875%, 01/31/2025	537,469
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
1,500,000	5.250%, 05/15/2027(d)	1,522,500

		95,035,964

Consumer, Non-cyclical: 3.2%
	BRF GmbH
1,310,000	4.350%, 09/29/2026(d)	1,273,307
	BRF S.A.
1,200,000 (BRL)	7.750%, 05/22/2018(d)	360,857
	Brink’s Co. (The)
1,450,000	4.625%, 10/15/2027(d)	1,424,625
	Cencosud S.A.
1,045,000	4.375%, 07/17/2027(d)	1,035,595
	DaVita, Inc.
4,000,000	5.000%, 05/01/2025	4,008,800
	Gilead Sciences, Inc.
1,655,000	1.845%, 03/20/2019(h) 3 mo. USD LIBOR + 0.220%	1,656,537
1,655,000	1.875%, 09/20/2019(h) 3 mo. USD LIBOR + 0.250%	1,657,503

Principal Amount^		Value
Consumer, Non-cyclical (continued)
	Great Lakes Dredge & Dock Corp.
$ 1,113,000	8.000%, 05/15/2022	$1,170,041
	Grifols S.A.
1,010,000 (EUR)	3.200%, 05/01/2025(d)	1,237,088
	Grupo Bimbo SAB de C.V.
1,685,000	4.700%, 11/10/2047(d)	1,706,416
	HealthSouth Corp.
2,000,000	5.750%, 11/01/2024	2,055,000
2,858,000	5.750%, 09/15/2025	2,986,610
	JBS USA LLC/JBS USA Finance, Inc.
730,000	7.250%, 06/01/2021(d)	745,513
805,000	5.750%, 06/15/2025(d)	778,838
	Kindred Healthcare, Inc.
2,754,000	8.750%, 01/15/2023	2,933,010
	Lamb Weston Holdings, Inc.
4,000,000	4.625%, 11/01/2024(d)	4,140,000
	Live Nation Entertainment, Inc.
3,000,000	4.875%, 11/01/2024(d)	3,082,500
	Pilgrim’s Pride Corp.
2,850,000	5.750%, 03/15/2025(d)	2,953,313
3,000,000	5.875%, 09/30/2027(d)	3,097,500
	Polaris Intermediate Corp.
1,060,000	8.500%, 12/01/2022(d)(l) PIK rate 9.250%	1,102,400
	Post Holdings, Inc.
1,500,000	5.750%, 03/01/2027(d)	1,530,000
	Rent-A-Center, Inc.
354,000	6.625%, 11/15/2020	339,840
3,923,000	4.750%, 05/01/2021	3,726,850
	Teleflex, Inc.
2,000,000	4.875%, 06/01/2026	2,075,000
4,000,000	4.625%, 11/15/2027	4,049,200
	Teva Pharmaceutical Finance Netherlands III B.V.
445,000	4.100%, 10/01/2046	340,138
	United Rentals North America, Inc.
700,000	5.500%, 05/15/2027	738,500
4,800,000	4.875%, 01/15/2028	4,836,000
	Valeant Pharmaceuticals International, Inc.
320,000 (EUR)	4.500%, 05/15/2023(d)	347,352
180,000	5.875%, 05/15/2023(d)	167,400
3,950,000	6.125%, 04/15/2025(d)	3,629,062
2,250,000	9.000%, 12/15/2025(d)	2,350,575
	Weight Watchers International, Inc.
1,960,000	8.625%, 12/01/2025(d)	2,053,100

		65,588,470

Energy: 3.2%
	Antero Midstream Partners L.P./Antero Midstream Finance Corp.
1,986,000	5.375%, 09/15/2024	2,055,510
	Bellatrix Exploration Ltd.
1,840,000	8.500%, 05/15/2020(d)	1,748,000
	Bristow Group, Inc.
640,000	6.250%, 10/15/2022	527,200

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Energy (continued)
	California Resources Corp.
$ 23,000	5.000%, 01/15/2020	$21,390
92,000	5.500%, 09/15/2021	83,260
1,332,000	8.000%, 12/15/2022(d)	1,103,895
23,000	6.000%, 11/15/2024	16,100
	Calumet Specialty Products Partners L.P./Calumet Finance Corp.
3,760,000	6.500%, 04/15/2021	3,760,000
2,579,000	7.750%, 04/15/2023	2,604,790
	Cenovus Energy, Inc.
820,000	5.400%, 06/15/2047	866,142
	CNX Resources Corp.
1,300,000	8.000%, 04/01/2023	1,396,850
	Continental Resources, Inc.
2,000,000	4.500%, 04/15/2023	2,045,000
	Cosan Luxembourg S.A.
455,000	7.000%, 01/20/2027(d)	491,400
	Diamond Offshore Drilling, Inc.
1,750,000	7.875%, 08/15/2025	1,837,500
	Diamondback Energy, Inc.
3,850,000	4.750%, 11/01/2024	3,883,687
2,950,000	5.375%, 05/31/2025	3,049,562
	Eclipse Resources Corp.
1,495,000	8.875%, 07/15/2023	1,541,719
	EnLink Midstream Partners L.P.
1,480,000	6.000%, 12/15/2022(e)(f) 3 mo. USD LIBOR + 4.110%	1,422,395
	Geopark Ltd.
255,000	6.500%, 09/21/2024(d)	262,247
	Halcon Resources Corp.
813,000	6.750%, 02/15/2025(d)	849,585
	McDermott International, Inc.
8,500,000	8.000%, 05/01/2021(d)	8,779,225
	MEG Energy Corp.
900,000	6.375%, 01/30/2023(d)	769,500
2,190,000	7.000%, 03/31/2024(d)	1,858,762
	NGPL PipeCo LLC
150,000	4.375%, 08/15/2022(d)	153,094
250,000	4.875%, 08/15/2027(d)	260,313
305,000	7.768%, 12/15/2037(d)	377,438
	OGX Austria GmbH
795,000	8.500%, 06/01/2018(b)(c)(d)(k)	16
600,000	8.375%, 04/01/2022(b)(c)(d)(k)	66
	PBF Holding Co. LLC/PBF Finance Corp.
1,500,000	7.250%, 06/15/2025	1,578,750
	Petrobras Global Finance B.V.
966,000	5.299%, 01/27/2025(d)	970,105
1,150,000	5.999%, 01/27/2028(d)	1,154,312
2,035,000	5.625%, 05/20/2043	1,826,189
940,000	7.250%, 03/17/2044	979,950
	Petroleos Mexicanos
4,100,000 (MXN)	7.650%, 11/24/2021(d)	199,589
	Rowan Cos., Inc.
1,450,000	7.375%, 06/15/2025	1,482,625

Principal Amount^		Value
Energy (continued)
	SRC Energy, Inc.
$ 1,685,000	6.250%, 12/01/2025(d)	$1,731,337
	Tennessee Gas Pipeline Co. LLC
325,000	7.000%, 03/15/2027	387,406
	Transcanada Trust
4,170,000	5.300%, 03/15/2077(f) 3 mo. USD LIBOR + 3.208%	4,308,131
	Transocean, Inc.
1,400,000	7.500%, 01/15/2026(d)	1,437,170
	Vine Oil & Gas L.P./Vine Oil & Gas Finance Corp.
840,000	8.750%, 04/15/2023(d)	816,900
	Whiting Petroleum Corp.
345,000	6.625%, 01/15/2026(d)	352,331
	WPX Energy, Inc.
4,774,000	6.000%, 01/15/2022	5,012,700
	YPF S.A.
840,000	6.950%, 07/21/2027(d)	893,760
	YPF Sociedad Anoniima
780,000	25.458%, 07/07/2020(d)(h) BADLARPP + 4.000%	764,322

		65,660,223

Financial: 2.7%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2,000,000	3.950%, 02/01/2022	2,063,190
	Ambac Assurance Corp.
1,987,504	5.100%, 06/07/2020(d)	2,558,911
	American Equity Investment Life Holding Co.
2,950,000	5.000%, 06/15/2027	3,062,406
	Ardonagh Midco 3 Plc
1,775,000 (GBP)	8.375%, 07/15/2023(d)	2,447,761
375,000	8.625%, 07/15/2023(d)	390,000
	Banco Hipotecario S.A.
12,745,000 (ARS)	23.708%, 01/12/2020(d)(h) BADLARPP + 2.500%	702,998
12,020,000 (ARS)	25.938%, 11/07/2022(d)(h) BADLARPP + 4.000%	669,035
	Banco Macro S.A.
7,805,000 (ARS)	17.500%, 05/08/2022(d)	405,046
	Banco Supervielle S.A.
15,000,000 (ARS)	26.500%, 08/09/2020(d)(h) BADLARPP + 4.500%	839,944
	Citibank N.A.
3,290,000	1.860%, 09/18/2019(h) 3 mo. USD LIBOR + 0.260%	3,296,264
	Citigroup, Inc.
1,855,000	2.140%, 01/10/2020(h) 3 mo. USD LIBOR + 0.790%	1,866,557
	Credit Acceptance Corp.
1,235,000	7.375%, 03/15/2023	1,299,837
	Echo Brickell
218,275	10.000%, 04/17/2018(b)(c)	218,275
	Enova International, Inc.
1,260,000	9.750%, 06/01/2021	1,338,750
	Equinix, Inc.
2,500,000	5.375%, 05/15/2027	2,681,250

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Financial (continued)
	Financiera de Desarrollo Territorial S.A. Findeter
6,675,000,000 (COP)	7.875%, 08/12/2024(d)	$2,297,663
	Howard Hughes Corp. (The)
2,750,000	5.375%, 03/15/2025(d)	2,825,625
	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
1,950,000	6.250%, 02/01/2022	1,998,750
830,000	6.375%, 12/15/2025(d)	832,158
	Intesa Sanpaolo SpA
3,800,000	5.710%, 01/15/2026(d)	4,009,689
	iStar, Inc.
3,609,000	6.000%, 04/01/2022	3,744,337
2,100,000	5.250%, 09/15/2022	2,118,375
	JPMorgan Chase & Co.
2,260,000	2.161%, 06/01/2021(h) 3 mo. USD LIBOR + 0.680%	2,273,797
	MGIC Investment Corp.
222,000	5.750%, 08/15/2023	243,367
	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc.
2,320,000	5.625%, 05/01/2024	2,482,400
	Muse Residences
1,252,702	11.750%, 08/05/2018(b)(c)	1,252,702
	Rialto Holdings LLC/Rialto Corp.
1,169,000	7.000%, 12/01/2018(d)	1,177,767
	SLS Hotel
138,726	9.750%, 11/20/2018(b)(c)	138,726
	Starwood Property Trust, Inc.
4,300,000	5.000%, 12/15/2021	4,472,000
	Walter Investment Management Corp.
1,300,000	7.875%, 12/15/2021(k)	793,000

		54,500,580

Industrial: 2.2%
	Ball Corp.
4,150,000	5.250%, 07/01/2025	4,528,687
	Bombardier, Inc.
366,000	7.750%, 03/15/2020(d)	394,823
6,360,000	8.750%, 12/01/2021(d)	7,011,900
100,000	5.750%, 03/15/2022(d)	98,500
100,000	6.000%, 10/15/2022(d)	98,750
700,000	6.125%, 01/15/2023(d)	689,500
1,600,000	7.500%, 03/15/2025(d)	1,620,480
	Caterpillar Financial Services Corp.
1,650,000	1.777%, 09/04/2020(h) 3 mo. USD LIBOR + 0.290%	1,652,183
	Cemex SAB de C.V.
960,000	6.125%, 05/05/2025(d)	1,026,720
	CNH Industrial N.V.
2,500,000	4.500%, 08/15/2023	2,606,700
	Covanta Holding Corp.
800,000	5.875%, 07/01/2025	806,000

Principal Amount^		Value
Industrial (continued)
	Crown Americas LLC/Crown Americas Capital Corp. V
$ 3,500,000	4.250%, 09/30/2026	$3,456,250
	Embraer Netherlands Finance B.V.
310,000	5.050%, 06/15/2025	330,150
575,000	5.400%, 02/01/2027	621,719
	Embraer Overseas Ltd.
325,000	5.696%, 09/16/2023(d)	356,688
	Hornbeck Offshore Services, Inc.
186,000	5.875%, 04/01/2020	125,085
287,000	5.000%, 03/01/2021	152,110
	Leonardo US Holdings, Inc.
438,000	6.250%, 01/15/2040(d)	509,722
	Louisiana-Pacific Corp.
2,000,000	4.875%, 09/15/2024	2,070,000
	OSX 3 Leasing B.V.
1,216,328	13.000%, 03/20/2015(b)(d)(k)	389,225
	Owens-Brockway Glass Container, Inc.
2,770,000	5.875%, 08/15/2023(d)	2,989,869
	Terex Corp.
3,550,000	5.625%, 02/01/2025(d)	3,714,187
	TransDigm, Inc.
3,500,000	6.500%, 05/15/2025	3,587,500
400,000	6.375%, 06/15/2026	405,000
	XPO Logistics, Inc.
5,500,000	6.125%, 09/01/2023(d)	5,836,875

		45,078,623

Technology: 1.3%
	CDK Global, Inc.
7,000,000	4.875%, 06/01/2027(d)	7,105,000
	CDW LLC/CDW Finance Corp.
2,000,000	5.000%, 09/01/2025	2,080,000
	Dell International LLC/EMC Corp.
4,020,000	6.020%, 06/15/2026(d)	4,439,772
	Entegris, Inc.
1,370,000	4.625%, 02/10/2026(d)	1,397,400
	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.
2,985,000	6.000%, 07/15/2025(d)	3,156,638
	MSCI, Inc.
965,000	4.750%, 08/01/2026(d)	1,015,663
	Quintiles IMS, Inc.
970,000 (EUR)	3.250%, 03/15/2025(d)	1,206,217
	Sensata Technologies UK Financing Co. Plc
5,155,000	6.250%, 02/15/2026(d)	5,631,837

		26,032,527

Utilities: 1.2%
	AmeriGas Partners L.P./AmeriGas Finance Corp.
2,200,000	5.500%, 05/20/2025	2,233,000
1,500,000	5.750%, 05/20/2027	1,522,500
	Emera US Finance L.P.
5,770,000	3.550%, 06/15/2026	5,796,759
	Empresas Publicas de Medellin ESP
2,500,000,000 (COP)	8.375%, 11/08/2027(d)	867,964
	Enel SpA
2,400,000	8.750%, 09/24/2073(d)(f) USD 5 year swap rate + 5.880%	2,991,000

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Utilities (continued)
	Infraestructura Energetica Nova SAB de C.V.
$ 535,000	3.750%, 01/14/2028(d)	$529,115
330,000	4.875%, 01/14/2048(d)	318,038
	NGL Energy Partners L.P./NGL Energy Finance Corp.
920,000	5.125%, 07/15/2019	938,400
25,000	6.875%, 10/15/2021	25,625
1,685,000	7.500%, 11/01/2023	1,748,187
1,585,000	6.125%, 03/01/2025	1,553,300
	NRG Energy, Inc.
5,700,000	6.625%, 01/15/2027	6,056,250

		24,580,138

TOTAL CORPORATE BONDS (Cost $451,738,879)		452,751,882

GOVERNMENT SECURITIES & AGENCY ISSUE: 3.5%
	Argentina POM Politica Monetaria
10,815,000 (ARS)	Series POM 28.750%, 06/21/2020(h)	623,775
	Malaysia Government Bond
15,710,000 (MYR)	Series 0517 3.441%, 02/15/2021	3,896,600
	Mexican Bonos
32,500,000 (MXN)	Series M 5.750%, 03/05/2026	1,464,326
	Provincia de Buenos Aires
72,825,000 (ARS)	26.955%, 05/31/2022(h) BADLARPP + 3.830%	4,055,407
810,000	5.750%, 06/15/2019(d)	841,185
625,000	7.875%, 06/15/2027(d)	695,200
	Republic of Poland Government Bond
40,105,000 (PLN)	2.500%, 07/25/2027	10,808,727
	Republic of South Africa Government Bond
57,275,000 (ZAR)	8.750%, 01/31/2044	4,167,956
63,335,000 (ZAR)	8.750%, 02/28/2048	4,636,301
	United States Treasury Note
10,000,000	1.250%, 06/30/2019(a)	9,912,500
25,000,000	1.875%, 12/31/2019	24,994,629
6,000,000	1.625%, 11/15/2022	5,847,773

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $70,416,416)		71,944,379

LIMITED PARTNERSHIPS: 0.1%
1,300,000	U.S. Farming Realty Trust II L.P.(b)(c)	1,392,777

TOTAL LIMITED PARTNERSHIPS (Cost $1,266,324)		1,392,777

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES: 18.3%
	Adjustable Rate Mortgage Trust
$ 77,253	Series 2004-4-3A1 3.539%, 03/25/2035(f)	$75,971
383,639	Series 2005-1-3A1 3.334%, 05/25/2035(f)	388,031
2,851,614	Series 2005-2-6M2 2.532%, 06/25/2035(h) 1 mo. USD LIBOR + 0.980%	2,776,666
493,858	Series 2006-1-2A1 4.381%, 03/25/2036(f)	415,396
	American Home Mortgage Investment Trust
472,849	Series 2006-1-11A1 1.608%, 03/25/2046(h) 1 mo. USD LIBOR + 0.280%	456,887
	Banc of America Alternative Loan Trust
101,882	Series 2003-8-1CB1 5.500%, 10/25/2033	104,263
803,411	Series 2006-7-A4 5.998%, 10/25/2036(g)	491,292
	Banc of America Funding Trust
159,053	Series 2004-B-4A2 3.487%, 11/20/2034(f)	157,953
52,326	Series 2005-5-1A1 5.500%, 09/25/2035	55,140
101,192	Series 2005-7-3A1 5.750%, 11/25/2035	107,098
201,799	Series 2006-6-1A2 6.250%, 08/25/2036	195,168
1,184,304	Series 2006-7-T2A3 5.695%, 10/25/2036(f)	1,091,995
398,191	Series 2006-A-4A1 3.604%, 02/20/2036(f)	385,080
559,258	Series 2006-B-7A1 3.559%, 03/20/2036(f)	527,523
4,538,889	Series 2007-1-TA4 6.090%, 01/25/2037(g)	4,187,323
119,432	Series 2007-4-5A1 5.500%, 11/25/2034	122,443
4,109,760	Series 2010-R5-1A3 6.000%, 10/26/2037(d)(f)	3,683,735
1,047,910	Series 2010-R9-3A3 5.500%, 12/26/2035(d)	911,967
	Banc of America Mortgage Trust
38,519	Series 2005-A-2A1 3.456%, 02/25/2035(f)	38,432
415,357	Series 2005-I-4A1 3.389%, 10/25/2035(f)	409,309
	BCAP LLC Trust
189,887	Series 2007-AA2-22A1 6.000%, 03/25/2022	188,914
309,654	Series 2010-RR6-6A2 9.300%, 07/26/2037(d)(f)	282,505
3,864,471	Series 2011-R11-2A4 5.500%, 12/26/2035(d)	3,283,403
3,963,722	Series 2013-RR1-4A3 6.404%, 08/26/2037(d)(f)	3,999,192
	Bear Stearns Adjustable Rate Mortgage Trust
6,013,481	Series 2005-12-25A1 2.675%, 02/25/2036(f)	5,033,959
	Bear Stearns Asset-Backed Securities I Trust
652,699	Series 2006-AC1-1A1 6.250%, 02/25/2036(g)	524,334

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Chase Mortgage Finance Trust
$ 4,297,063	Series 2007-S2-1A9 6.000%, 03/25/2037	$3,813,180
2,111,643	Series 2007-S3-1A15 6.000%, 05/25/2037	1,795,054
	ChaseFlex Trust
1,791,093	Series 2007-3-2A1 1.852%, 07/25/2037(h) 1 mo. USD LIBOR + 0.300%	1,699,888
	CIM Trust
6,000,000	Series 2016-1RR-B2 8.264%, 08/26/2055(d)(f)	5,598,600
10,000,000	Series 2016-2RR-B2 9.747%, 02/25/2056(d)(f)	9,153,230
10,000,000	Series 2016-3RR-B2 11.015%, 02/27/2056(d)(f)	8,988,460
7,860,000	Series 2017-3-B2 10.608%, 01/27/2057(d)(f)	8,761,617
	Citicorp Mortgage Securities Trust
3,988,617	Series 2006-7-1A1 6.000%, 12/25/2036	3,598,370
	Citigroup Mortgage Loan Trust, Inc.
292,757	Series 2005-5-2A2 5.750%, 08/25/2035	236,374
4,778,565	Series 2005-5-3A2A 3.319%, 10/25/2035(f)	3,755,508
919,438	Series 2009-6-8A2 6.000%, 08/25/2022(d)(f)	968,615
4,530,145	Series 2011-12-1A2 3.456%, 04/25/2036(d)(f)	3,622,628
	Citimortgage Alternative Loan Trust
403,276	Series 2006-A5-1A13 2.002%, 10/25/2036(h) 1 mo. USD LIBOR + 0.450%	327,047
396,863	Series 2006-A5-1A2 4.998%, 10/25/2036(h)(m) 1 mo. USD LIBOR + 6.550%	65,119
683,900	Series 2007-A4-1A13 5.750%, 04/25/2037	650,444
350,178	Series 2007-A4-1A6 5.750%, 04/25/2037	333,054
3,258,062	Series 2007-A6-1A5 6.000%, 06/25/2037	3,005,647
	COMM Mortgage Trust
100,000	Series 2013-LC13-D 5.042%, 08/10/2046(d)(f)	98,569
1,634,513	Series 2014-UBS4-E 3.750%, 08/10/2047(d)	1,092,412
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(d)	933,754
3,502,605	Series 2014-UBS4-G 3.750%, 08/10/2047(b)(d)	906,764
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(b)(c)(d)(f)	0
1,000,000	Series 2015-CR26-E 3.250%, 10/10/2048(d)	640,645
1,000,000	Series 2015-CR26-F 3.250%, 10/10/2048(d)	576,169

Principal Amount^		Value
$ 510,000	Series 2016-SAVA-C 4.432%, 10/15/2034(d)(h) 1 mo. LIBOR + 3.000%	$512,287
	Countrywide Alternative Loan Trust
198,646	Series 2003-22CB-1A1 5.750%, 12/25/2033	204,572
64,812	Series 2003-9T1-A7 5.500%, 07/25/2033	66,149
728,806	Series 2004-13CB-A4 0.000%, 07/25/2034(n)	614,423
71,570	Series 2004-14T2-A11 5.500%, 08/25/2034	74,978
162,732	Series 2004-16CB-1A1 5.500%, 07/25/2034	167,808
181,575	Series 2004-16CB-3A1 5.500%, 08/25/2034	186,892
64,989	Series 2004-28CB-5A1 5.750%, 01/25/2035	65,208
313,044	Series 2004-J10-2CB1 6.000%, 09/25/2034	325,773
70,799	Series 2004-J3-1A1 5.500%, 04/25/2034	72,054
60,316	Series 2005-14-2A1 1.762%, 05/25/2035(h) 1 mo. USD LIBOR + 0.210%	57,787
7,857,818	Series 2005-64CB-1A10 5.750%, 12/25/2035	7,938,879
162,085	Series 2005-J1-2A1 5.500%, 02/25/2025	165,213
3,373,937	Series 2006-13T1-A13 6.000%, 05/25/2036	2,742,412
548,816	Series 2006-31CB-A7 6.000%, 11/25/2036	473,625
5,304,738	Series 2006-36T2-2A1 6.250%, 12/25/2036	3,848,924
449,903	Series 2006-J1-2A1 7.000%, 02/25/2036	189,690
278,053	Series 2007-16CB-2A1 2.002%, 08/25/2037(h) 1 mo. USD LIBOR + 0.450%	153,118
80,517	Series 2007-16CB-2A2 41.649%, 08/25/2037(h) 1 mo. USD LIBOR + 54.583%	166,588
541,235	Series 2007-19-1A34 6.000%, 08/25/2037	442,721
1,660,801	Series 2007-20-A12 6.250%, 08/25/2047	1,406,793
487,924	Series 2007-22-2A16 6.500%, 09/25/2037	348,554
4,512,885	Series 2007-HY2-1A 3.340%, 03/25/2047(f)	4,182,315
3,117,446	Series 2007-HY7C-A4 1.782%, 08/25/2037(h) 1 mo. USD LIBOR + 0.230%	2,840,492
760,055	Series 2008-2R-2A1 6.000%, 08/25/2037(f)	577,339
4,759,654	Series 2008-2R-4A1 6.250%, 08/25/2037(f)	4,050,538
	Countrywide Home Loan Mortgage Pass-Through Trust
98,017	Series 2004-12-8A1 3.740%, 08/25/2034(f)	96,729

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Countrywide Home Loan Mortgage Pass-Through Trust (Continued)
$ 13,475	Series 2004-HYB4-2A1 3.492%, 09/20/2034(f)	$13,150
93,770	Series 2004-HYB8-4A1 3.088%, 01/20/2035(f)	93,705
110,769	Series 2005-21-A17 5.500%, 10/25/2035	105,923
901,339	Series 2005-23-A1 5.500%, 11/25/2035	847,116
564,569	Series 2005-HYB8-4A1 3.355%, 12/20/2035(f)	543,373
4,285,198	Series 2006-9-A1 6.000%, 05/25/2036	3,635,918
223,082	Series 2007-10-A5 6.000%, 07/25/2037	195,833
1,057,648	Series 2007-13-A5 6.000%, 08/25/2037	942,636
	Credit Suisse First Boston Mortgage Securities Corp.
68,012	Series 2003-27-4A4 5.750%, 11/25/2033	70,462
77,022	Series 2003-AR26-7A1 3.538%, 11/25/2033(f)	77,814
50,211	Series 2003-AR28-4A1 3.613%, 12/25/2033(f)	50,540
2,885,894	Series 2005-10-10A3 6.000%, 11/25/2035	1,764,664
1,568,169	Series 2005-11-7A1 6.000%, 12/25/2035	1,361,049
	Credit Suisse Mortgage-Backed Trust
1,072,119	Series 2006-6-1A10 6.000%, 07/25/2036	910,605
842,620	Series 2007-1-4A1 6.500%, 02/25/2022	389,839
97,811	Series 2007-2-2A5 5.000%, 03/25/2037	96,617
585,905	Series 2010-7R-4A17 6.000%, 04/26/2037(d)(f)	565,926
2,358,089	Series 2011-17R-1A2 5.750%, 02/27/2037(d)	2,447,901
1,200,000	Series 2014-USA-E 4.373%, 09/15/2037(d)	1,077,795
	Deutsche Mortgage and Asset Receiving Corp.
3,749,690	Series 2014-RS1-1A2 7.151%, 07/27/2037(d)(f)	3,382,138
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
246,589	Series 2004-4-7AR1 1.902%, 06/25/2034(h) 1 mo. USD LIBOR + 0.350%	233,911
212,730	Series 2006-PR1-3A1 10.056%, 04/15/2036(d)(h) 1 mo. USD LIBOR + 12.124%	211,911
	DSLA Mortgage Loan Trust
184,203	Series 2005-AR5-2A1A 1.825%, 09/19/2045(h) 1 mo. USD LIBOR + 0.330%	153,490

Principal Amount^		Value
	Dukinfield Plc
517,214 (GBP)	Series 2-A 1.763%, 12/20/2052(h) 3 mo. GBP LIBOR + 1.250%	$709,673
	Eurosail-UK Plc
187,965 (GBP)	Series 2007-2X-A3C 0.670%, 03/13/2045(h) 3 mo. GBP LIBOR + 0.150%	249,083
	Federal Home Loan Mortgage Corp. REMICS
984,473	Series 3118-SD 5.223%, 02/15/2036(h)(m) 1 mo. LIBOR + 6.700%	161,443
351,273	Series 3301-MS 4.623%, 04/15/2037(h)(m) 1 mo. LIBOR + 6.100%	49,452
477,284	Series 3303-SE 4.603%, 04/15/2037(h)(m) 1 mo. LIBOR + 6.080%	68,494
310,235	Series 3303-SG 4.623%, 04/15/2037(h)(m) 1 mo. LIBOR + 6.100%	48,542
154,312	Series 3382-SB 4.523%, 11/15/2037(h)(m) 1 mo. LIBOR + 6.000%	16,282
444,810	Series 3382-SW 4.823%, 11/15/2037(h)(m) 1 mo. LIBOR + 6.300%	66,587
165,600	Series 3384-S 4.913%, 11/15/2037(h)(m) 1 mo. LIBOR + 6.390%	17,896
277,670	Series 3384-SG 4.833%, 08/15/2036(h)(m) 1 mo. LIBOR + 6.310%	38,272
2,901,478	Series 3404-SA 4.523%, 01/15/2038(h)(m) 1 mo. LIBOR + 6.000%	471,511
260,471	Series 3417-SX 4.703%, 02/15/2038(h)(m) 1 mo. LIBOR + 6.180%	30,398
132,595	Series 3423-GS 4.173%, 03/15/2038(h)(m) 1 mo. LIBOR + 5.650%	13,289
1,270,068	Series 3423-TG 0.350%, 03/15/2038(h)(m) 1 mo. LIBOR + 6.000%	12,728
4,018,539	Series 3435-S 4.503%, 04/15/2038(h)(m) 1 mo. LIBOR + 5.980%	550,469
161,748	Series 3445-ES 4.523%, 05/15/2038(h)(m) 1 mo. LIBOR + 6.000%	16,519
561,288	Series 3523-SM 4.523%, 04/15/2039(h)(m) 1 mo. LIBOR + 6.000%	78,174
351,037	Series 3560-KS 4.923%, 11/15/2036(h)(m) 1 mo. LIBOR + 6.400%	52,924
293,145	Series 3598-SA 4.873%, 11/15/2039(h)(m) 1 mo. LIBOR + 6.350%	36,107
235,673	Series 3641-TB 4.500%, 03/15/2040	251,736

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. REMICS (Continued)
$1,000,166	Series 3728-SV 2.973%, 09/15/2040(h)(m) 1 mo. LIBOR + 4.450%	$74,980
353,223	Series 3758-S 4.553%, 11/15/2040(h)(m) 1 mo. LIBOR + 6.030%	56,806
1,845,488	Series 3770-SP 5.023%, 11/15/2040(h)(m) 1 mo. LIBOR + 6.500%	179,751
435,083	Series 3815-ST 4.373%, 02/15/2041(h)(m) 1 mo. LIBOR + 5.850%	59,941
901,477	Series 3859-SI 5.123%, 05/15/2041(h)(m) 1 mo. LIBOR + 6.600%	165,769
310,125	Series 3872-SL 4.473%, 06/15/2041(h)(m) 1 mo. LIBOR + 5.950%	44,448
233,219	Series 3900-SB 4.493%, 07/15/2041(h)(m) 1 mo. LIBOR + 5.970%	29,704
30,651	Series 3946-SM 10.269%, 10/15/2041(h) 1 mo. LIBOR + 14.700%	38,843
1,509,181	Series 3957-DZ 3.500%, 11/15/2041	1,525,764
1,447,610	Series 3972-AZ 3.500%, 12/15/2041	1,452,072
5,170,331	Series 3984-DS 4.473%, 01/15/2042(h)(m) 1 mo. LIBOR + 5.950%	740,903
4,457,691	Series 4223-AT 3.000%, 07/15/2043(h) 1 mo. LIBOR + 30.000%	4,100,080
2,596,932	Series 4229-MS 5.115%, 07/15/2043(h) 1 mo. LIBOR + 7.700%	2,558,342
4,895,061	Series 4239-OU 0.000%, 07/15/2043(n)	3,526,335
4,412,216	Series 4291-MS 4.423%, 01/15/2054(h)(m) 1 mo. LIBOR + 5.900%	711,203
4,695,787	Series 4302-GS 4.673%, 02/15/2044(h)(m) 1 mo. LIBOR + 6.150%	786,136
4,668,515	Series 4314-MS 4.623%, 07/15/2043(h)(m) 1 mo. LIBOR + 6.100%	594,729
8,334,527	Series 4657-VZ 3.000%, 02/15/2047	7,694,122
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
149,005	Series 2014-DN2-M2 3.202%, 04/25/2024(h) 1 mo. USD LIBOR + 1.650%	151,314
620,000	Series 2015-DNA1-M2 3.402%, 10/25/2027(h) 1 mo. USD LIBOR + 1.850%	635,311

Principal Amount^		Value
	Federal National Mortgage Association REMICS
$ 495,740	Series 2003-84-PZ 5.000%, 09/25/2033	$532,688
1,497,293	Series 2005-42-SA 5.248%, 05/25/2035(h)(m) 1 mo. LIBOR + 6.800%	157,919
3,289,092	Series 2006-92-LI 5.028%, 10/25/2036(h)(m) 1 mo. LIBOR + 6.580%	577,629
848,046	Series 2007-39-AI 4.568%, 05/25/2037(h)(m) 1 mo. LIBOR + 6.120%	130,864
259,751	Series 2007-57-SX 5.068%, 10/25/2036(h)(m) 1 mo. LIBOR + 6.620%	41,644
70,613	Series 2007-68-SA 5.098%, 07/25/2037(h)(m) 1 mo. LIBOR + 6.650%	6,905
109,507	Series 2008-1-CI 4.748%, 02/25/2038(h)(m) 1 mo. LIBOR + 6.300%	12,681
2,590,320	Series 2008-33-SA 4.448%, 04/25/2038(h)(m) 1 mo. LIBOR + 6.000%	361,593
130,447	Series 2008-56-SB 4.508%, 07/25/2038(h)(m) 1 mo. LIBOR + 6.060%	17,378
5,521,404	Series 2009-110-SD 4.698%, 01/25/2040(h)(m) 1 mo. LIBOR + 6.250%	839,258
119,768	Series 2009-111-SE 4.698%, 01/25/2040(h)(m) 1 mo. LIBOR + 6.250%	12,170
364,425	Series 2009-86-CI 4.248%, 09/25/2036(h)(m) 1 mo. LIBOR + 5.800%	42,551
185,916	Series 2009-87-SA 4.448%, 11/25/2049(h)(m) 1 mo. LIBOR + 6.000%	20,788
141,153	Series 2009-90-IB 4.168%, 04/25/2037(h)(m) 1 mo. LIBOR + 5.720%	14,918
227,619	Series 2010-11-SC 3.248%, 02/25/2040(h)(m) 1 mo. LIBOR + 4.800%	17,361
128,987	Series 2010-115-SD 5.048%, 11/25/2039(h)(m) 1 mo. LIBOR + 6.600%	15,748
5,232,545	Series 2010-123-SK 4.498%, 11/25/2040(h)(m) 1 mo. LIBOR + 6.050%	895,420
1,801,775	Series 2010-134-SE 5.098%, 12/25/2025(h)(m) 1 mo. LIBOR + 6.650%	191,311
329,455	Series 2010-15-SL 3.398%, 03/25/2040(h)(m) 1 mo. LIBOR + 4.950%	37,676
176,214	Series 2010-9-GS 3.198%, 02/25/2040(h)(m) 1 mo. LIBOR + 4.750%	14,229

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal National Mortgage Association REMICS (Continued)
$ 6,420	Series 2011-110-LS 7.379%, 11/25/2041(h) 1 mo. LIBOR + 10.100%	$7,851
475,150	Series 2011-111-VZ 4.000%, 11/25/2041	480,567
1,735,230	Series 2011-141-PZ 4.000%, 01/25/2042	1,797,797
245,802	Series 2011-5-PS 4.848%, 11/25/2040(h)(m) 1 mo. LIBOR + 6.400%	21,308
1,077,393	Series 2011-63-AS 4.368%, 07/25/2041(h)(m) 1 mo. LIBOR + 5.920%	161,104
3,093,292	Series 2011-93-ES 4.948%, 09/25/2041(h)(m) 1 mo. LIBOR + 6.500%	534,771
2,209,161	Series 2012-106-SA 4.608%, 10/25/2042(h)(m) 1 mo. LIBOR + 6.160%	364,887
11,100,940	Series 2013-109-BO 0.000%, 07/25/2043(n)	7,484,717
2,039,223	Series 2013-15-SC 3.827%, 03/25/2033(h) 1 mo. LIBOR + 5.460%	1,864,964
5,787,725	Series 2013-51-HS 3.537%, 04/25/2043(h) 1 mo. LIBOR + 5.400%	4,914,157
8,030,434	Series 2013-53-ZC 3.000%, 06/25/2043	7,641,626
3,711,610	Series 2013-67-NS 3.672%, 07/25/2043(h) 1 mo. LIBOR + 6.000%	3,194,480
5,721,720	Series 2013-74-HZ 3.000%, 07/25/2043	5,350,860
5,631,742	Series 2014-50-WS 4.648%, 08/25/2044(h)(m) 1 mo. LIBOR + 6.200%	841,487
10,729,209	Series 2016-72-ZG 3.000%, 10/25/2046	10,084,742
	First Horizon Alternative Mortgage Securities Trust
1,062,676	Series 2006-FA6-1A4 6.250%, 11/25/2036	855,760
398,117	Series 2007-FA4-1A7 6.000%, 08/25/2037	303,688
	First Horizon Asset Securities, Inc.
269,169	Series 2006-1-1A10 6.000%, 05/25/2036	243,618
3,244,076	Series 2007-5-A1 6.250%, 11/25/2037	2,720,796
	GMACM Mortgage Loan Trust
431,201	Series 2005-AR1-3A 3.889%, 03/18/2035(f)	436,261
302,661	Series 2005-AR4-3A1 3.997%, 07/19/2035(f)	293,714

Principal Amount^		Value
	Government National Mortgage Association
$ 904,806	Series 2007-21-S 4.709%, 04/16/2037(h)(m) 1 mo. LIBOR + 6.200%	$140,311
332,033	Series 2008-69-SB 6.129%, 08/20/2038(h)(m) 1 mo. LIBOR + 7.630%	62,531
389,248	Series 2009-104-SD 4.859%, 11/16/2039(h)(m) 1 mo. LIBOR + 6.350%	69,268
84,174	Series 2010-98-IA 5.775%, 03/20/2039(f)(m)	9,378
822,808	Series 2011-45-GZ 4.500%, 03/20/2041	858,602
264,406	Series 2011-69-OC 0.000%, 05/20/2041(n)	219,814
5,366,514	Series 2011-69-SC 3.879%, 05/20/2041(h)(m) 1 mo. LIBOR + 5.380%	590,392
811,938	Series 2011-89-SA 3.949%, 06/20/2041(h)(m) 1 mo. LIBOR + 5.450%	94,801
6,681,108	Series 2012-135-IO 0.603%, 01/16/2053(f)(m)	235,251
4,238,281	Series 2013-102-BS 4.649%, 03/20/2043(h)(m) 1 mo. LIBOR + 6.150%	586,252
6,289,810	Series 2014-145-CS 4.109%, 05/16/2044(h)(m) 1 mo. LIBOR + 5.600%	961,589
4,352,366	Series 2014-156-PS 4.749%, 10/20/2044(h)(m) 1 mo. LIBOR + 6.250%	664,655
7,018,001	Series 2014-5-SA 4.049%, 01/20/2044(h)(m) 1 mo. LIBOR + 5.550%	996,085
6,774,974	Series 2014-58-SG 4.109%, 04/16/2044(h)(m) 1 mo. LIBOR + 5.600%	965,334
7,037,243	Series 2014-76-SA 4.099%, 01/20/2040(h)(m) 1 mo. LIBOR + 5.600%	959,406
7,446,648	Series 2014-95-CS 4.759%, 06/16/2044(h)(m) 1 mo. LIBOR + 6.250%	1,151,019
	GS Mortgage Securities Trust
75,000	Series 2014-GC26-D 4.510%, 11/10/2047(d)(f)	65,776
113,000	Series 2015-GC28-D 4.327%, 02/10/2048(d)(f)	91,056
	GSR Mortgage Loan Trust
52,731	Series 2005-4F-6A1 6.500%, 02/25/2035	52,907
1,074,069	Series 2005-9F-2A1 6.000%, 01/25/2036	913,901
258,505	Series 2005-AR4-6A1 3.522%, 07/25/2035(f)	260,409
432,998	Series 2005-AR6-4A5 3.525%, 09/25/2035(f)	437,576
378,048	Series 2006-7F-3A4 6.250%, 08/25/2036	257,433

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	GSR Mortgage Loan Trust (Continued)
$ 854,907	Series 2006-8F-2A1 6.000%, 09/25/2036	$807,161
	HarborView Mortgage Loan Trust
198,572	Series 2003-2-1A 2.235%, 10/19/2033(h) 1 mo. USD LIBOR + 0.740%	193,996
402,383	Series 2004-11-2A2A 2.135%, 01/19/2035(h) 1 mo. USD LIBOR + 0.640%	373,483
11,165,754	Series 2006-8-1A1 1.711%, 07/21/2036(h) 1 mo. USD LIBOR + 0.200%	8,655,214
7,145,251	Series 2007-7-2A1B 2.552%, 10/25/2037(h) 1 mo. USD LIBOR + 1.000%	5,781,407
	Impac Secured Assets Trust
10,306,342	Series 2007-2-1A1C 1.932%, 05/25/2037(h) 1 mo. USD LIBOR + 0.380%	8,792,027
	IndyMac INDA Mortgage Loan Trust
421,576	Series 2006-AR3-1A1 3.658%, 12/25/2036(f)	405,869
	IndyMac INDX Mortgage Loan Trust
326,729	Series 2004-AR12-A1 2.332%, 12/25/2034(h) 1 mo. USD LIBOR + 0.780%	303,007
930,870	Series 2004-AR6-4A 3.671%, 10/25/2034(f)	950,895
270,776	Series 2004-AR7-A5 2.772%, 09/25/2034(h) 1 mo. USD LIBOR + 1.220%	248,475
190,095	Series 2005-16IP-A1 2.192%, 07/25/2045(h) 1 mo. USD LIBOR + 0.640%	184,166
447,342	Series 2005-AR11-A3 3.340%, 08/25/2035(f)	408,340
1,006,004	Series 2006-AR2-2A1 1.762%, 02/25/2046(h) 1 mo. USD LIBOR + 0.210%	881,772
3,472,580	Series 2006-AR5-2A1 3.418%, 05/25/2036(f)	3,146,394
5,620,198	Series 2006-R1-A3 3.368%, 12/25/2035(f)	5,428,225
2,004,003	Series 2007-AR5-2A1 3.502%, 05/25/2037(f)	1,863,646
	JP Morgan Chase Commercial Mortgage Securities Trust
62,000	Series 2006-LDP9-AMS 5.337%, 05/15/2047	62,115
64,201	Series 2007-LDPX-AM 5.464%, 01/15/2049(f)	64,456
660,000	Series 2015-SGP-D 5.977%, 07/15/2036(d)(h) 1 mo. LIBOR + 4.500%	668,656
	JP Morgan Mortgage Trust
91,492	Series 2003-A2-3A1 3.104%, 11/25/2033(f)	88,495
529,742	Series 2004-S1-2A1 6.000%, 09/25/2034	536,326

Principal Amount^		Value
$ 111,606	Series 2005-A1-6T1 3.663%, 02/25/2035(f)	$110,904
149,267	Series 2005-A2-3A2 3.468%, 04/25/2035(f)	148,999
56,796	Series 2005-A3-4A1 3.664%, 06/25/2035(f)	57,535
3,975,674	Series 2005-ALT1-3A1 3.434%, 10/25/2035(f)	3,597,184
291,140	Series 2006-A1-1A2 3.643%, 02/25/2036(f)	272,591
128,284	Series 2007-A1-4A2 3.728%, 07/25/2035(f)	132,361
131,408	Series 2007-S1-1A2 5.500%, 03/25/2022	139,551
1,035,895	Series 2007-S3-1A97 6.000%, 08/25/2037	919,068
633,233	Series 2008-R2-2A 5.500%, 12/27/2035(d)	612,764
2,980,723	Series 2015-3-A3 3.500%, 05/25/2045(d)(f)	3,036,160
	JP Morgan Resecuritization Trust
8,058,287	Series 2015-4-1A7 1.518%, 06/26/2047(d)(h) 1 mo. USD LIBOR + 0.190%	4,774,189
	JPMBB Commercial Mortgage Securities Trust
150,000	Series 2013-C17-E 3.867%, 01/15/2047(d)(f)	109,812
78,000	Series 2015-C27-D 3.844%, 02/15/2048(d)(f)	63,095
	Lehman Mortgage Trust
2,232,896	Series 2006-2-2A3 5.750%, 04/25/2036	2,202,642
	Lehman XS Trust
196,438	Series 2006-2N-1A1 1.812%, 02/25/2046(h) 1 mo. USD LIBOR + 0.260%	174,656
	Ludgate Funding Plc
142,806 (EUR)	Series 2007-1-A2B 0.000%, 01/01/2061(h) 3 mo. EURIBOR + 0.160%	167,068
559,913 (GBP)	Series 2008-W1X-A1 0.936%, 01/01/2061(h) 3 mo. GBP LIBOR + 0.600%	743,108
	Master Adjustable Rate Mortgages Trust
213,177	Series 2004-7-3A1 3.308%, 07/25/2034(f)	209,184
122,453	Series 2006-2-1A1 3.707%, 04/25/2036(f)	122,051
	Master Alternative Loan Trust
53,387	Series 2003-9-4A1 5.250%, 11/25/2033	55,454
61,187	Series 2004-5-1A1 5.500%, 06/25/2034	62,943
74,485	Series 2004-5-2A1 6.000%, 06/25/2034	77,548
276,763	Series 2004-8-2A1 6.000%, 09/25/2034	296,164
	Merrill Lynch Alternative Note Asset Trust
808,041	Series 2007-AF1-1AF2 5.750%, 05/25/2037	734,695

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Merrill Lynch Mortgage Investors Trust
$ 26,387	Series 2006-2-2A 3.183%, 05/25/2036(f)	$26,697
	Morgan Stanley Bank of America Merrill Lynch Trust
82,000	Series 2015-C20-D 3.071%, 02/15/2048(d)	63,992
1,000,000	Series 2015-C26-E 4.410%, 10/15/2048(d)(f)	708,344
	Morgan Stanley Capital I Trust
285,000	Series 2011-C2-D 5.483%, 06/15/2044(d)(f)	284,497
	Morgan Stanley Mortgage Loan Trust
4,279,216	Series 2005-9AR-2A 3.562%, 12/25/2035(f)	4,078,195
3,839,358	Series 2006-11-2A2 6.000%, 08/25/2036	3,129,223
530,353	Series 2006-7-3A 5.067%, 06/25/2036(f)	469,267
314,019	Series 2007-13-6A1 6.000%, 10/25/2037	270,828
	Morgan Stanley Re-Remic Trust
612,054	Series 2010-R9-3C 6.000%, 11/26/2036(d)(f)	617,286
	Motel 6 Trust
1,582,964	Series 2017-M6MZ-M 8.404%, 08/15/2019(d)(h) 1 mo. LIBOR + 6.927%	1,620,361
	Newgate Funding
221,482 (EUR)	Series 2007-3X-A2B 0.271%, 12/15/2050(h) 3 mo. EURIBOR + 0.600%	264,403
	Prime Mortgage Trust
1,771,170	Series 2006-DR1-2A1 5.500%, 05/25/2035(d)	1,307,544
	Residential Accredit Loans, Inc.
263,243	Series 2006-QO4-2A1 1.742%, 04/25/2046(h) 1 mo. USD LIBOR + 0.190%	249,682
1,439,872	Series 2006-QS10-A9 6.500%, 08/25/2036	1,305,924
860,035	Series 2006-QS14-A18 6.250%, 11/25/2036	767,249
695,187	Series 2006-QS17-A5 6.000%, 12/25/2036	618,679
708,202	Series 2006-QS2-1A4 5.500%, 02/25/2036	622,549
844,093	Series 2006-QS7-A3 6.000%, 06/25/2036	768,352
847,231	Series 2007-QS1-2A10 6.000%, 01/25/2037	791,787
1,302,242	Series 2007-QS3-A1 6.500%, 02/25/2037	1,206,711
2,972,095	Series 2007-QS6-A6 6.250%, 04/25/2037	2,860,777
712,247	Series 2007-QS8-A8 6.000%, 06/25/2037	650,713
2,215,780	Series 2007-QS9-A33 6.500%, 07/25/2037	2,018,261

Principal Amount^		Value
	Residential Asset Securitization Trust
$ 449,610	Series 2003-A9-A2 4.000%, 08/25/2033	$451,305
216,499	Series 2005-A8CB-A9 5.375%, 07/25/2035	193,392
382,939	Series 2006-A8-1A1 6.000%, 08/25/2036	340,307
308,062	Series 2007-A1-A8 6.000%, 03/25/2037	219,419
1,131,249	Series 2007-A2-1A2 6.000%, 04/25/2037	1,023,402
616,471	Series 2007-A5-2A5 6.000%, 05/25/2037	543,183
17,634,139	Series 2007-A9-A1 2.102%, 09/25/2037(h) 1 mo. USD LIBOR + 0.550%	7,889,773
17,634,139	Series 2007-A9-A2 4.898%, 09/25/2037(h)(m) 1 mo. USD LIBOR + 6.450%	5,218,000
	Residential Funding Mortgage Securities I, Inc.
67,151	Series 2006-S1-1A3 5.750%, 01/25/2036	67,246
904,847	Series 2006-S4-A5 6.000%, 04/25/2036	873,940
	Residential Funding Mortgage Securities I, Inc. Trust
675,129	Series 2006-SA2-3A1 4.599%, 08/25/2036(f)	634,520
	RMAC Plc
68,848 (EUR)	Series 2005-NS3X-A2C 0.034%, 06/12/2043(h) 3 mo. EURIBOR + 0.360%	81,321
	RMAC Securities No 1 Plc
120,560 (EUR)	Series 2006-NS1X-A2C 0.000%, 06/12/2044(h) 3 mo. EURIBOR + 0.150%	140,195
	SCG Trust
200,000	Series 2013-SRP1-A 3.127%, 11/15/2026(d)(h) 1 mo. LIBOR + 1.650%	199,926
385,000	Series 2013-SRP1-B 3.977%, 11/15/2026(d)(h) 1 mo. LIBOR + 2.500%	374,850
700,000	Series 2013-SRP1-C 4.727%, 11/15/2026(d)(h) 1 mo. LIBOR + 3.250%	671,468
100,000	Series 2013-SRP1-D 4.821%, 11/15/2026(d)(h) 1 mo. LIBOR + 3.344%	92,777
	Sequoia Mortgage Trust
7,000,000	Series 2013-4-A4 2.750%, 04/25/2043(f)	6,450,303
2,935,308	Series 2013-6-A2 3.000%, 05/25/2043(f)	2,928,887
	Stanwich Mortgage Loan Trust
175,276	Series 2011-5-A 4.809%, 09/15/2037(b)(d)(f)	72,651
339,738	Series 2012-2-A 0.000%, 03/15/2047(b)(d)(f)	162,162
	Structured Adjustable Rate Mortgage Loan Trust
133,120	Series 2004-12-7A3 3.664%, 09/25/2034(f)	135,299

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Structured Adjustable Rate Mortgage Loan Trust (Continued)
$ 123,420	Series 2004-6-1A 3.361%, 06/25/2034(f)	$122,163
992,266	Series 2005-14-A1 1.862%, 07/25/2035(h) 1 mo. USD LIBOR + 0.310%	802,319
524,805	Series 2005-15-1A1 3.395%, 07/25/2035(f)	437,738
839,805	Series 2005-22-3A1 3.899%, 12/25/2035(f)	786,037
1,713,686	Series 2008-1-A2 3.463%, 10/25/2037(f)	1,566,776
	Structured Asset Mortgage Investments II Trust
9,904,317	Series 2007-AR1-2A1 1.732%, 01/25/2037(h) 1 mo. USD LIBOR + 0.180%	9,379,473
	Structured Asset Securities Corp. Trust
74,429	Series 2004-20-8A7 5.750%, 11/25/2034	75,459
61,426	Series 2005-1-7A7 5.500%, 02/25/2035	62,499
1,141,672	Series 2005-5-2A2 5.500%, 04/25/2035	1,075,852
11,810,991	Series 2007-4-1A3 4.686%, 03/28/2045(d)(h)(m) 1 mo. LIBOR + 6.250%	1,609,763
	Towd Point Mortgage Funding Granite1 Plc
300,000 (GBP)	Series 2016-GR1X-B 1.791%, 07/20/2046(h) 3 mo. GBP LIBOR + 1.400%	410,404
	Washington Mutual Mortgage Pass-Through Certificates Trust
591,594	Series 2005-1-5A1 6.000%, 03/25/2035	602,311
854,816	Series 2006-5-1A5 6.000%, 07/25/2036	767,741
554,537	Series 2006-8-A6 4.512%, 10/25/2036(g)	362,203
3,835,859	Series 2007-5-A3 7.000%, 06/25/2037	2,673,355
	Wells Fargo Alternative Loan Trust
299,972	Series 2007-PA2-3A1 1.902%, 06/25/2037(h) 1 mo. USD LIBOR + 0.350%	216,301
441,905	Series 2007-PA2-3A2 5.098%, 06/25/2037(h)(m) 1 mo. USD LIBOR + 6.650%	92,264
	Wells Fargo Commercial Mortgage Trust
1,000,000	Series 2015-C30-E 3.250%, 09/15/2058(d)	642,053
	Wells Fargo Mortgage-Backed Securities Trust
161,788	Series 2003-M-A1 3.719%, 12/25/2033(f)	163,607
547,947	Series 2004-I-2A1 3.442%, 07/25/2034(f)	557,312
60,783	Series 2004-O-A1 3.554%, 08/25/2034(f)	62,554
20,205	Series 2005-11-2A3 5.500%, 11/25/2035	20,995

Principal Amount^		Value
$ 426,461	Series 2005-12-1A5 5.500%, 11/25/2035	$435,499
109,264	Series 2005-16-A18 6.000%, 01/25/2036	110,262
64,605	Series 2005-AR10-2A4 3.473%, 05/01/2035(f)	66,482
215,022	Series 2006-AR19-A1 3.702%, 12/25/2036(f)	201,348
704,841	Series 2006-AR2-2A5 3.544%, 03/25/2036(f)	696,893
629,685	Series 2007-3-1A4 6.000%, 04/25/2037	630,455
	WFRBS Commercial Mortgage Trust
500,000	Series 2012-C6-D 5.580%, 04/15/2045(d)(f)	494,311
195,000	Series 2012-C7-E 4.825%, 06/15/2045(d)(f)	159,478
	Working Cap Solutions FDG LLC
1,500,000	6.700%, 08/30/2018(b)(c)(d)	1,500,000

TOTAL MORTGAGE-BACKED SECURITIES (Cost $348,634,050)		372,822,473

MUNICIPAL BONDS: 0.5%

Puerto Rico: 0.5%
	Commonwealth of Puerto Rico
19,260,000	8.000%, 07/01/2035(k)	4,622,400
420,000	Series A 5.125%, 07/01/2037(k)	95,550
385,000	Series A 5.500%, 07/01/2039(k)	87,588
75,000	Series A 5.000%, 07/01/2041(k)	17,063
	Puerto Rico Commonwealth Aqueduct & Sewer Auth.
165,000	Series A 5.000%, 07/01/2021	102,094
76,000	Series A 5.000%, 07/01/2022	47,025
190,000	Series A 5.250%, 07/01/2029	117,562
488,000	Series A 5.000%, 07/01/2033	301,950
311,000	Series A 5.125%, 07/01/2037	192,431
338,000	Series A 5.750%, 07/01/2037	209,137
1,775,000	Series A 5.250%, 07/01/2042	1,098,281
70,000	Series A 6.000%, 07/01/2047	43,505
	Puerto Rico Commonwealth Gov’t Employees Retirement System
6,745,000	Series A 6.150%, 07/01/2038(k)	2,529,375
2,300,000	Series C 6.150%, 07/01/2028(k)	862,500

TOTAL MUNICIPAL BONDS (Cost $19,776,528)		10,326,461

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2017 (Continued)

Principal Amount^		Value
SHORT-TERM INVESTMENTS: 21.0%

TREASURY BILLS: 3.1%
	United States Treasury Bill
$ 7,900,000	0.000%, 01/04/2018(o)	$7,899,286
6,600,000	0.000%, 01/11/2018(a)(o)	6,598,034
7,900,000	0.000%, 02/01/2018(o)	7,892,721
3,180,000	0.000%, 03/01/2018(o)	3,174,431
5,400,000	0.000%, 06/14/2018(o)	5,364,576
3,135,000	0.000%, 06/21/2018(o)	3,117,428
5,420,000	0.000%, 07/19/2018(a)(o)	5,375,209
25,000,000	0.000%, 12/06/2018(a)(o)	24,603,906

TOTAL TREASURY BILLS (Cost $64,019,754)		64,025,591

REPURCHASE AGREEMENTS : 17.9%
$363,454,000	FICC, 0.20%, 12/29/2017, due 01/02/2018 [collateral: par value $18,800,000, Federal Home Loan Bank, 0.875%, due 10/01/2018, value $18,714,420; par value $260,410,000, U.S. Treasury Notes, 0.750% to 1.750%, due 10/31/2018, value $260,311,388; par value $24,715,000, U.S. Treasury Note, 0.125%, due 04/15/2021, value $25,574,111; par value $66,540,000, U.S. Treasury Note, 1.875%, due 02/28/2022, value $66,189,033] (proceeds $363,462,077)	363,454,000

TOTAL REPURCHASE AGREEMENTS (Cost $363,454,000)		363,454,000

TOTAL SHORT-TERM INVESTMENTS (Cost $427,473,754)		427,479,591

TOTAL PURCHASED OPTIONS(p) (Cost $1,816,595): 0.0%		814,037

TOTAL INVESTMENTS BEFORE INVESTMENTS SOLD SHORT (Cost: $1,938,096,016): 100.1%		2,035,765,296

Liabilities in Excess of Other Assets: (0.1)%		(1,702,044)

Net Assets: 100.0%		$2,034,063,252

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
BADLARPP	Argentina Badlar Floating Rate Notes
CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation.
CVR	Contingent Value Rights
ETF	Exchange Traded Fund.
GDR	Global Depositary Receipt.
LIBOR	London Interbank Offered Rate.
L.P.	Limited Partnership.
OJSC	Open Joint-Stock Company
PJSC	Public Joint-Stock Company
PIK	Payment-in-kind
REMICS	Real Estate Mortgage Investment Conduit
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Securities with an aggregate fair value of $183,459,330 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
(b)	Illiquid securities at December 31, 2017, at which time the aggregate value of these illiquid securities is $26,267,503 or 1.3% of net assets.
(c)	Security is fair valued under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent $9,329,173, or 0.5% of net assets.
(d)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.
(e)	Perpetual Call.
(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2017.
(g)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2017.
(h)	Floating Interest Rate.
(i)	When issued security.
(j)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.
(k)	Security is currently in default and/or non-income producing.
(l)	Pay-in-kind securities.
(m)	Interest Only security. Security with a notional or nominal principal amount.
(n)	Principal Only security.
(o)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(p)	For a breakout of open positions, see details shown in the Schedule of Purchased Options table that follows.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2017

Shares		Value
COMMON STOCKS: (5.1)%
(52,192)	Akorn, Inc.*	$(1,682,148)
(69,947)	Alibaba Group Holding Ltd. ADR*	(12,060,961)
(82,908)	American Axle & Manufacturing Holdings, Inc.*	(1,411,923)
(10,302)	Bayerische Motoren Werke AG	(1,075,440)
(33,797)	Becton Dickinson and Co.	(7,234,586)
(67,288)	BorgWarner, Inc.	(3,437,744)
(16,467)	Boyd Gaming Corp.*	(577,168)
(565)	Broadcom Ltd.	(145,148)
(17,196)	Cboe Global Markets, Inc.	(2,142,450)
(15,897)	CGI Group, Inc. Class A*	(863,684)
(100)	Chelsea Therapeutics International*(c)	0
(15,897)	Convergys Corp.	(373,580)
(32,501)	CSX Corp.	(1,790,972)
(15,715)	CVS Health Corp.	(1,139,338)
(13,165)	Daimler AG	(1,120,595)
(17,874)	Dover Corp.	(1,811,508)
(17,277)	Eldorado Resorts, Inc.*	(572,733)
(40,090)	Fiat Chrysler Automobiles N.V.*	(718,635)
(81,044)	Ford Motor Co.	(1,012,240)
(24,560)	General Motors Co.	(1,006,714)
(28,261)	Genpact Ltd.	(897,004)
(33,080)	Honda Motor Co. Ltd.	(1,133,685)
(49,457)	Infosys Ltd. ADR	(802,193)
(57,100)	Lennar Corp. Class A	(3,611,004)
(1,141)	Lennar Corp. Class B	(58,967)
(16,376)	McDonald’s Corp.	(2,818,637)
(6,819)	Merck KGaA	(735,783)
(11,144)	Meredith Corp.	(736,061)
(52,101)	MGM Resorts International	(1,739,652)
(71,225)	MoneyGram International, Inc.*	(938,746)
(13,247)	Parker-Hannifin Corp.	(2,643,836)
(74,143)	Penn National Gaming, Inc.*	(2,322,900)
(12,210)	Pennsylvania Real Estate Investment Trust	(145,177)
(22,758)	Peugeot S.A.	(463,902)
(8,150)	Pitney Bowes, Inc.	(91,117)
(43,333)	Prysmian SpA	(1,422,336)
(6,194)	Renault S.A.	(624,855)
(70,846)	Sinclair Broadcast Group, Inc. Class A	(2,681,521)
(42,597)	Sonic Corp.	(1,170,566)
(12,365)	Sykes Enterprises, Inc.*	(388,879)
(367,700)	Tencent Holdings Ltd.	(19,107,411)
(23,229)	Tenneco, Inc.	(1,359,826)
(16,860)	Toyota Motor Corp.	(1,079,166)
(25,899)	Verizon Communications, Inc.	(1,370,834)
(23,300)	Vistra Energy Corp.*	(426,856)
(2,260)	Walt Disney Co. (The)	(242,973)
(42,953)	Washington Real Estate Investment Trust	(1,336,697)
(73,455)	Wendy’s Co. (The)	(1,206,131)
(78,475)	Worldpay, Inc. Class A	(5,771,836)
(1,952)	WW Grainger, Inc.	(461,160)
(68,899)	Xcerra Corp.*	(674,521)
(153,200)	Yahoo Japan Corp.	(702,852)
(59,604)	Yum! Brands, Inc.	(4,864,282)

TOTAL COMMON STOCKS (Proceeds $88,035,216)		(104,208,933)

Shares		Value
EXCHANGE-TRADED FUNDS: (0.7)%
(19,200)	iShares Russell 2000 ETF	$(2,927,232)
(16,827)	iShares Russell 2000 Value ETF	(2,115,995)
(43,106)	VanEck Vectors Semiconductor ETF	(4,216,198)
(48,453)	Vanguard REIT ETF	(4,020,630)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $12,844,428)		(13,280,055)

Principal Amount^
CORPORATE BONDS: (0.1)%
	L Brands, Inc.
(2,200,000)	5.625%, 02/15/2022	(2,356,750)
	L Brands, Inc.
(55,000)	5.625%, 10/15/2023	(59,606)

TOTAL CORPORATE BONDS (Proceeds $2,429,911)		(2,416,356)

TOTAL SECURITIES SOLD SHORT (Proceeds $103,309,555)		$(119,905,344)

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2017

At December 31, 2017, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2017	Fund Delivering	U.S. $ Value at December 31, 2017	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/11/2018	USD	$2,394,217	GBP	$2,401,724	$—	$(7,507)
	1/16/2018	ARS	248,058	USD	264,538	—	(16,480)
	1/16/2018	PEN	266,975	USD	267,181	—	(206)
	1/16/2018	RUB	103,563	USD	100,709	2,854	—
	1/16/2018	TRY	67,055	USD	65,895	1,160	—
	1/16/2018	USD	1,194,966	EUR	1,215,186	—	(20,220)
	1/16/2018	USD	262,718	PEN	266,975	—	(4,257)
	1/16/2018	USD	101,343	RUB	103,564	—	(2,221)
	1/17/2018	CHF	143,846	USD	142,184	1,662	—
	1/17/2018	PEN	334,861	USD	335,125	—	(264)
	1/17/2018	USD	309,037	CHF	313,380	—	(4,343)
	1/17/2018	USD	300,462	PEN	300,912	—	(450)
	1/17/2018	USD	33,408	PEN	33,949	—	(541)
	1/22/2018	RUB	85,090	USD	84,700	390	—
	1/22/2018	USD	83,263	RUB	85,091	—	(1,828)
	1/29/2018	USD	606,308	MXN	603,005	3,303	—
	1/31/2018	USD	242,963	ARS	242,930	33	—
	1/31/2018	USD	14,435,382	EUR	14,564,715	—	(129,333)
	2/2/2018	USD	1,365,095	BRL	1,367,072	—	(1,977)
	5/21/2018	PHP	13,266,969	USD	13,081,747	185,222	—
	5/21/2018	USD	3,620,143	PHP	3,727,606	—	(107,463)
BNP Paribas S.A.	1/31/2018	USD	185,940	CAD	187,813	—	(1,873)
	1/31/2018	USD	505,468	JPY	507,211	—	(1,743)
	1/31/2018	USD	126,468	NOK	127,827	—	(1,359)
	2/1/2018	USD	213,677	JPY	214,410	—	(733)
Citibank N.A.	1/22/2018	USD	72,132	CZK	72,790	—	(658)
	1/23/2018	NZD	85,167	USD	84,115	1,052	—
	1/23/2018	USD	84,697	NZD	85,168	—	(471)
Credit Suisse International	1/30/2018	USD	2,184,139	COP	2,195,880	—	(11,741)
Deutsche Bank AG	1/8/2018	MXN	673,488	EUR	685,482	—	(11,994)
	1/8/2018	MXN	3,087,183	EUR	3,283,097	—	(195,914)
	1/16/2018	AUD	82,047	USD	80,764	1,283	—
	1/16/2018	JPY	271,377	USD	272,551	—	(1,174)
	1/16/2018	USD	79,063	AUD	82,047	—	(2,984)
	1/16/2018	USD	269,991	JPY	271,378	—	(1,387)
	1/16/2018	ZAR	73,716	USD	66,910	6,806	—
	1/22/2018	CNY	347,468	USD	342,042	5,426	—
	1/22/2018	USD	1,934,024	GBP	1,946,434	—	(12,410)
	1/23/2018	CNY	568,343	USD	564,787	3,556	—
	1/23/2018	USD	559,499	CNY	568,343	—	(8,844)
	1/29/2018	USD	659,558	EUR	667,046	—	(7,488)
	1/30/2018	USD	1,802,373	EUR	1,827,860	—	(25,487)
	1/31/2018	KRW	146,003	USD	145,425	578	—
Goldman Sachs & Co.	1/16/2018	CAD	147,822	USD	144,037	3,785	—
	1/16/2018	CZK	68,527	USD	67,308	1,219	—
	1/16/2018	USD	144,010	CAD	147,822	—	(3,812)
	1/16/2018	USD	58,412	CZK	59,343	—	(931)
	1/16/2018	USD	135,668	CZK	137,761	—	(2,093)
	1/17/2018	SEK	122,513	USD	121,111	1,402	—
	1/17/2018	USD	241,297	SEK	250,538	—	(9,241)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2017 (Continued)

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2017	Fund Delivering	U.S. $ Value at December 31, 2017	Unrealized Appreciation	Unrealized Depreciation
	3/15/2018	EUR	$134,739	USD	$133,102	$1,637	$—
	3/15/2018	USD	699,457	EUR	700,134	—	(677)
	3/15/2018	USD	122,047	EUR	123,631	—	(1,584)
	3/15/2018	USD	144,160	EUR	146,088	—	(1,928)
	3/15/2018	USD	262,869	EUR	267,546	—	(4,677)
	3/15/2018	USD	322,451	EUR	328,275	—	(5,824)
	3/15/2018	USD	2,012,435	EUR	2,024,703	—	(12,268)
	3/15/2018	USD	1,337,026	EUR	1,352,941	—	(15,915)
	3/15/2018	USD	1,559,754	EUR	1,577,989	—	(18,235)
	3/15/2018	USD	1,563,091	EUR	1,589,338	—	(26,247)
	3/15/2018	USD	3,301,873	EUR	3,340,700	—	(38,827)
	3/15/2018	USD	3,392,225	EUR	3,432,458	—	(40,233)
	3/15/2018	USD	2,213,488	GBP	2,246,226	—	(32,738)
HSBC Holdings Plc	1/16/2018	SEK	128,631	USD	123,938	4,693	—
	1/16/2018	USD	125,043	SEK	128,630	—	(3,587)
JP Morgan Chase Bank N.A.	1/19/2018	EUR	2,450,466	USD	2,409,574	40,892	—
	1/19/2018	USD	44,387	EUR	45,184	—	(797)
	1/19/2018	USD	32,115	EUR	33,157	—	(1,042)
	1/19/2018	USD	131,106	EUR	132,479	—	(1,373)
	1/19/2018	USD	44,530	EUR	45,990	—	(1,460)
	1/19/2018	USD	561,986	EUR	566,380	—	(4,394)
	1/19/2018	USD	343,306	EUR	348,151	—	(4,845)
	1/19/2018	USD	637,402	EUR	644,814	—	(7,412)
	1/19/2018	USD	739,135	EUR	747,032	—	(7,897)
	1/19/2018	USD	292,067	EUR	300,791	—	(8,724)
	1/19/2018	USD	329,578	EUR	338,790	—	(9,212)
	1/19/2018	USD	403,279	EUR	414,289	—	(11,010)
	1/19/2018	USD	561,764	EUR	580,826	—	(19,062)
	1/19/2018	USD	2,101,592	EUR	2,135,400	—	(33,808)
	1/19/2018	USD	2,409,453	EUR	2,476,416	—	(66,963)
Morgan Stanley & Co.	1/2/2018	BRL	3,123,210	USD	3,138,918	—	(15,708)
	1/2/2018	USD	3,208,175	BRL	3,123,210	84,965	—
	1/8/2018	MXN	2,846,902	USD	2,986,213	—	(139,311)
	1/8/2018	USD	874,375	PLN	885,289	—	(10,914)
	1/8/2018	USD	9,772,433	PLN	9,977,133	—	(204,700)
	1/12/2018	USD	3,199,587	EUR	3,265,814	—	(66,227)
	1/16/2018	CLP	71,565	USD	69,153	2,412	—
	1/16/2018	COP	67,690	USD	68,034	—	(344)
	1/16/2018	EUR	697,829	USD	685,947	11,882	—
	1/16/2018	IDR	78,408	USD	78,271	137	—
	1/16/2018	INR	707,806	USD	700,930	6,876	—
	1/16/2018	NZD	81,626	USD	80,353	1,273	—
	1/16/2018	PHP	78,782	USD	78,153	629	—
	1/16/2018	USD	678,506	CHF	688,360	—	(9,854)
	1/16/2018	USD	67,221	CLP	71,565	—	(4,344)
	1/16/2018	USD	66,512	COP	67,690	—	(1,178)
	1/16/2018	USD	78,453	IDR	78,408	45	—
	1/16/2018	USD	707,626	KRW	720,062	—	(12,436)
	1/16/2018	USD	79,459	NZD	81,626	—	(2,167)
	1/16/2018	USD	78,032	PHP	78,782	—	(750)
	1/17/2018	INR	150,243	USD	148,753	1,490	—

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2017 (Continued)

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2017	Fund Delivering	U.S. $ Value at December 31, 2017	Unrealized Appreciation	Unrealized Depreciation
	1/18/2018	CHF	$82,204	USD	$81,264	$940	$—
	1/18/2018	CHF	56,515	USD	56,076	439	—
	1/18/2018	HUF	34,810	USD	33,980	830	—
	1/18/2018	HUF	34,713	USD	34,126	587	—
	1/18/2018	INR	67,646	USD	66,806	840	—
	1/18/2018	USD	136,733	CHF	138,719	—	(1,986)
	1/18/2018	USD	403,615	GBP	406,018	—	(2,403)
	1/18/2018	USD	67,094	HUF	69,523	—	(2,429)
	1/18/2018	USD	67,148	MXN	65,497	1,651	—
	1/19/2018	BRL	33,102	USD	33,308	—	(206)
	1/19/2018	USD	67,507	BRL	67,709	—	(202)
	1/22/2018	COP	78,650	USD	79,067	—	(417)
	1/22/2018	MYR	171,611	USD	170,469	1,142	—
	1/22/2018	PHP	226,579	USD	224,536	2,043	—
	1/22/2018	PHP	52,742	USD	52,901	—	(159)
	1/22/2018	USD	170,426	MYR	171,610	—	(1,184)
	1/26/2018	CLP	71,726	USD	71,086	640	—
	1/29/2018	SEK	4,816,922	USD	4,685,441	131,481	—
	1/29/2018	SEK	1,030,446	USD	1,006,447	23,999	—
	1/29/2018	USD	2,225,897	ZAR	2,223,650	2,247	—
	1/29/2018	USD	6,699,968	ZAR	6,896,894	—	(196,926)
	1/31/2018	INR	226,322	USD	225,385	937	—
	1/31/2018	NOK	5,831,712	USD	5,772,316	59,396	—
	1/31/2018	RUB	137,660	USD	137,155	505	—
	2/2/2018	USD	3,126,650	BRL	3,112,718	13,932	—
UBS AG	1/5/2018	GBP	696,426	EUR	697,386	—	(960)
	1/5/2018	GBP	3,254,367	EUR	3,282,524	—	(28,157)
	1/16/2018	HUF	173,743	USD	172,470	1,273	—
	1/16/2018	PLN	44,625	USD	43,630	995	—
	1/16/2018	PLN	60,459	USD	59,785	674	—
	1/16/2018	USD	168,135	HUF	173,743	—	(5,608)
	1/16/2018	USD	102,388	PLN	105,084	—	(2,696)
	1/17/2018	HUF	104,251	USD	101,695	2,556	—
	1/17/2018	USD	100,886	HUF	104,251	—	(3,365)
	1/22/2018	USD	71,069	JPY	71,272	—	(203)

			$140,206,434		$141,277,665	$623,769	$(1,695,000)

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at December 31, 2017

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts - Long
2YR U.S. Treasury Notes	1,433	286,600,000	$306,818,736	3/29/2018	$(41,086)
10YR U.S. Treasury Notes	10	1,000,000	1,240,469	3/20/2018	2,644
CBOE Volatility Index	28	28,000	321,300	1/17/2018	(5,676)

Total Long					$(44,118)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at December 31, 2017 (Continued)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts - Short
5YR U.S. Treasury Notes	(1,759)	(175,900,000)	$(204,332,587)	3/29/2018	$(194,516)
10YR U.S. Treasury Notes	(587)	(58,700,000)	(72,815,516)	3/20/2018	(218,701)
Euro-Bund	(49)	(4,900,000)	(9,524,606)	3/08/2018	72,234
Long Gilt Futures	(56)	(5,600,000)	(9,481,369)	3/27/2018	(58,305)
S&P500 E Mini Index	(99)	(4,950)	(13,246,200)	3/16/2018	(57,906)
Ultra 10YR. U.S. Treasury Notes	(77)	(7,700,000)	(10,284,313)	3/20/2018	(72,742)
Ultra-Long U.S. Treasury Bonds	(60)	(6,000,000)	(10,059,375)	3/20/2018	(14,398)

Total Short					$(544,334)

Total Futures Contracts					$(588,452)

SCHEDULE OF SWAPS at December 31, 2017

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged
Notional Amount(1)	Maturity Date	Payment Received	Payment Made	Fair Value	Upfront Payment Made (Received)	Unrealized Appreciation/ (Depreciation)
CAD 11,100,000	9/14/2021	2.095%	3 Month CDOR	$(29,670)	$(159)	$(29,511)
CAD 26,500,000	9/15/2021	2.110%	3 Month CDOR	(59,844)	(390)	(59,454)
CAD 26,500,000	9/15/2021	2.115%	3 Month CDOR	(56,053)	(393)	(55,660)
CAD 26,500,000	9/18/2021	2.120%	3 Month CDOR	(52,833)	(398)	(52,435)
CAD 20,710,000	9/19/2021	2.070%	3 Month CDOR	(71,049)	(291)	(70,758)
$5,205,600	7/18/2026	3 Month LIBOR	1.410%	393,290	—	393,290
CAD 4,500,000	9/14/2027	3 Month CDOR	2.351%	10,763	90	10,673
CAD 10,800,000	9/15/2027	3 Month CDOR	2.360%	19,130	220	18,910
CAD 10,800,000	9/15/2027	3 Month CDOR	2.365%	15,322	221	15,101
CAD 10,800,000	9/18/2027	3 Month CDOR	2.386%	(395)	226	(621)
CAD 8,340,000	9/19/2027	3 Month CDOR	2.363%	13,553	172	13,381

				$182,214	$(702)	$182,916

(1)	Notional amounts are denominated in foreign currency.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
21st Century Fox America, Inc. 3.700%, 09/15/2024 (Buy Protection)	12/20/2022	(1.000%)	0.281%	$(7,550,000)	$(256,146)	$(225,855)	$(30,291)
Advanced Micro Devices, Inc. 7.500%, 08/15/2022 (Buy Protection)	12/20/2022	(5.000%)	2.093%	(5,550,000)	(707,229)	(810,793)	103,564
AK Steel Corp. 7.000%, 03/15/2027 (Buy Protection)	12/20/2022	(5.000%)	3.350%	(7,750,000)	(533,243)	(343,412)	(189,831)
Amkor Technology, Inc. 6.625%, 06/01/2021 (Buy Protection)	12/20/2022	(5.000%)	1.396%	(6,500,000)	(1,056,026)	(1,027,728)	(28,298)

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Anadarko Petroleum Corp. 6.950%, 06/15/2019 (Buy Protection)	12/20/2022	(1.000%)	1.002%		$(7,800,000)	$679	$264,033	$(263,354)
Apache Corp. 7.000%, 02/01/2018 (Buy Protection)	12/20/2022	(1.000%)	0.878%		(7,650,000)	(43,045)	76,328	(119,373)
Apache Corp. 3.250%, 04/15/2022 (Buy Protection)	12/20/2022	(1.000%)	0.878%		(150,000)	(844)	(143)	(701)
Arrow Electronics, Inc. 6.000%, 04/01/2020 (Buy Protection)	12/20/2022	(1.000%)	0.492%		(5,300,000)	(126,006)	(104,026)	(21,980)
AT&T, Inc. 2.450%, 06/30/2020 (Buy Protection)	12/20/2022	(1.000%)	0.642%		(7,500,000)	(124,638)	(129,527)	4,889
Autostrade per l’Italia SpA 5.875%, 06/09/2024 (Buy Protection)	12/20/2022	(1.000%)	0.632%	EUR	(100,000)	(2,168)	(1,950)	(218)
AutoZone, Inc. 7.125%, 08/01/2018 (Buy Protection)	12/20/2022	(1.000%)	0.501%		$(7,600,000)	(177,387)	(67,248)	(110,139)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 03/15/2025 (Buy Protection)	12/20/2022	(5.000%)	2.595%		(1,100,000)	(113,668)	(70,305)	(43,363)
Avnet, Inc. 4.875%, 12/01/2022 (Buy Protection)	12/20/2022	(1.000%)	0.755%		(1,900,000)	(21,494)	(20,525)	(969)
Avon Products, Inc. 6.500%, 03/01/2019 (Buy Protection)	12/20/2022	(5.000%)	9.850%		(8,850,000)	1,405,261	816,875	588,386
Barrick Gold Corp. 5.800%, 11/15/2034 (Buy Protection)	12/20/2022	(1.000%)	0.599%		(9,250,000)	(172,812)	(140,940)	(31,872)
Best Buy Co., Inc. 5.500%, 03/15/2021 (Buy Protection)	12/20/2022	(5.000%)	0.880%		(1,850,000)	(350,898)	(336,235)	(14,663)
Block Financial LLC 5.500%, 11/01/2022 (Buy Protection)	12/20/2022	(5.000%)	0.701%		(5,550,000)	(1,106,540)	(1,112,529)	5,989
BMW Finance N.V. 5.000%, 08/06/2018 (Buy Protection)	12/20/2022	(1.000%)	0.349%	EUR	(6,250,000)	(242,770)	(208,236)	(34,534)
Bombardier, Inc. 7.450%, 05/01/2034 (Buy Protection)	12/20/2022	(5.000%)	3.562%		$(350,000)	(20,821)	(26,551)	5,730

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	73

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
British Telecommunications Plc 5.750%, 12/07/2028 (Buy Protection)	12/20/2022	(1.000%)	0.552%		EUR(9,450,000)	$(250,687)	$(211,673)	$(39,014)
Cardinal Health, Inc. 4.625%, 12/15/2020 (Buy Protection)	12/20/2022	(1.000%)	0.686%		$(7,450,000)	(108,359)	(122,388)	14,029
Carrefour S.A. 1.750%, 05/22/2019 (Buy Protection)	12/20/2022	(1.000%)	0.532%	EUR	(9,400,000)	(260,481)	(219,633)	(40,848)
CBS Corp. 4.300%, 02/15/2021 (Buy Protection)	12/20/2022	(1.000%)	0.751%		$(5,650,000)	(65,031)	(70,225)	5,194
CDX North America High Yield Index Series 29 5.000%, 12/20/2022 (Buy Protection)	12/20/2022	(5.000%)	3.069%		(131,600,000)	(10,899,548)	(10,004,150)	(895,398)
Centrica Plc 7.000%, 09/19/2018 (Buy Protection)	12/20/2022	(1.000%)	0.730%	EUR	(7,650,000)	(121,541)	(131,763)	10,222
Chesapeake Energy Corp. 6.625%, 08/15/2020 (Buy Protection)	12/20/2022	(5.000%)	7.394%		$(1,300,000)	111,368	130,000	(18,632)
Commerzbank AG 4.000%, 09/16/2020 (Buy Protection)	12/20/2022	(1.000%)	0.550%	EUR	(1,850,000)	(50,805)	(47,456)	(3,349)
Darden Restaurants, Inc. 6.800%, 10/15/2037 (Buy Protection)	12/20/2022	(1.000%)	0.328%		$(3,600,000)	(113,920)	(85,731)	(28,189)
Deutsche Lufthansa AG 1.125%, 09/12/2019 (Buy Protection)	12/20/2022	(1.000%)	0.449%	EUR	(50,000)	(1,637)	(1,420)	(217)
Deutsche Telekom International Finance BV 6.750%, 08/20/2018 (Buy Protection)	12/20/2022	(1.000%)	0.331%		(4,850,000)	(193,763)	(193,454)	(309)
Devon Energy Corp. 7.950%, 04/15/2032 (Buy Protection)	12/20/2022	(1.000%)	0.760%		$(7,700,000)	(85,575)	92,810	(178,385)
DISH DBS Corp. 6.750%, 06/01/2021 (Buy Protection)	12/20/2022	(5.000%)	3.864%		(100,000)	(4,644)	(6,526)	1,882

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Enbridge, Inc. 3.500%, 06/10/2024 (Buy Protection)	12/20/2022	(1.000%)	0.892%		$(7,700,000)	$(38,106)	$(60,173)	$22,067
Encana Corp. 6.500%, 05/15/2019 (Buy Protection)	12/20/2022	(1.000%)	0.719%		(7,600,000)	(99,030)	117,157	(216,187)
Enel SpA 4.750%, 06/12/2018 (Buy Protection)	12/20/2022	(1.000%)	0.557%	EUR	(50,000)	(1,310)	(1,219)	(91)
Expedia, Inc. 4.500%, 08/15/2024 (Buy Protection)	12/20/2022	(1.000%)	0.666%		$(7,750,000)	(120,088)	(133,073)	12,985
First Data Corp. 7.000%, 12/01/2023 (Buy Protection)	12/20/2022	(5.000%)	1.504%		(6,150,000)	(964,959)	(1,032,941)	67,982
Gas Natural Capital Markets S.A. 4.500%, 01/27/2020 (Buy Protection)	12/20/2022	(1.000%)	0.563%	EUR	(6,600,000)	(170,670)	(149,530)	(21,140)
General Electric Co. 2.700%, 10/09/2022 (Buy Protection)	12/20/2022	(1.000%)	0.410%		$(7,450,000)	(206,124)	(183,574)	(22,550)
GKN Holdings Plc 6.750%, 10/28/2019 (Buy Protection)	12/20/2022	(1.000%)	1.036%	EUR	(6,650,000)	13,883	(8,798)	22,681
Halliburton Co. 8.750%, 02/15/2021 (Buy Protection)	12/20/2022	(1.000%)	0.466%		$(1,950,000)	(48,738)	(36,841)	(11,897)
Hertz Corp. (The) 5.875%, 10/15/2020 (Buy Protection)	12/20/2022	(5.000%)	7.229%		(3,350,000)	268,798	430,305	(161,507)
Host Hotels & Resorts L.P. 4.750%, 03/01/2023 (Buy Protection)	12/20/2022	(1.000%)	0.360%		(1,800,000)	(54,161)	(47,423)	(6,738)
Imperial Brands Finance Plc 6.250%, 12/04/2018 (Buy Protection)	12/20/2022	(1.000%)	0.590%	EUR	(6,500,000)	(157,573)	(122,350)	(35,223)
Intesa Sanpaolo SpA 4.375%, 02/12/2020 (Buy Protection)	12/20/2022	(1.000%)	0.620%		(3,750,000)	(83,997)	(72,238)	(11,759)
ITV Plc 2.125%, 09/21/2022 (Buy Protection)	12/20/2022	(5.000%)	1.115%		(5,650,000)	(1,268,692)	(1,238,107)	(30,585)
JC Penney Corp, Inc. 6.375%, 10/15/2036 (Buy Protection)	12/20/2022	(5.000%)	12.22%		$(4,100,000)	892,258	533,000	359,258

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	75

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Kinder Morgan, Inc. 3.050%, 12/01/2019 (Buy Protection)	12/20/2022	(1.000%)	0.804%		$(3,650,000)	$(33,083)	$(45,650)	$12,567
Kroger Co. (The) 6.150%, 01/15/2020 (Buy Protection)	12/20/2022	(1.000%)	0.816%		(7,900,000)	(67,104)	63,633	(130,737)
LafargeHolcim Ltd. 3.000%, 11/22/2022 (Buy Protection)	12/20/2022	(1.000%)	0.670%	EUR	(1,900,000)	(36,875)	(36,656)	(219)
Leonardo SpA 5.750%, 12/12/2018 (Buy Protection)	12/20/2022	(5.000%)	1.030%		(6,600,000)	(1,519,934)	(1,533,715)	13,781
Marks & Spencer Plc 6.125%, 12/02/2019 (Buy Protection)	12/20/2022	(1.000%)	1.324%		(11,700,000)	216,865	325,047	(108,182)
MBIA, Inc. 6.625%, 10/01/2028 (Buy Protection)	12/20/2022	(5.000%)	13.600%		$(2,650,000)	655,606	223,625	431,981
McKesson Corp. 7.650%, 03/01/2027 (Buy Protection)	12/20/2022	(1.000%)	0.579%		(7,700,000)	(151,026)	(197,297)	46,271
Metsa Board OYJ 4.000%, 03/13/2019 (Buy Protection)	12/20/2022	(5.000%)	0.813%	EUR	(100,000)	(24,504)	(24,615)	111
MGM Resorts International 6.750%, 10/01/2020 (Buy Protection)	12/20/2022	(5.000%)	1.221%		$(1,800,000)	(308,867)	(330,096)	21,229
Michelin Luxembourg SCS 2.750%, 06/20/2019 (Buy Protection)	12/20/2022	(1.000%)	0.279%	EUR	(5,900,000)	(254,729)	(231,974)	(22,755)
Nabors Industries, Inc. 5.500%, 01/15/2023 (Buy Protection)	12/20/2022	(1.000%)	4.451%		$(400,000)	55,179	52,769	2,410
Nabors Industries, Inc. 9.250%, 01/15/2019 (Buy Protection)	12/20/2022	(1.000%)	4.451%		(8,750,000)	1,207,031	1,295,604	(88,573)
Navient Corp. 5.500%, 01/25/2023 (Buy Protection)	12/20/2022	(5.000%)	2.810%		(7,200,000)	(671,785)	(602,440)	(69,345)
Newell Brands, Inc. 3.850%, 04/01/2023 (Buy Protection)	12/20/2022	(1.000%)	0.652%		(7,800,000)	(126,164)	(148,162)	21,998
Next Plc 5.375%, 10/26/2021 (Buy Protection)	12/20/2022	(1.000%)	1.154%	EUR	(1,700,000)	15,067	14,603	464
Nokia OYJ 6.750%, 02/04/2019 (Buy Protection)	12/20/2022	(5.000%)	1.182%		$(5,550,000)	(1,221,461)	(1,354,038)	132,577

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Omnicom Group, Inc. 4.450%, 08/15/2020 (Buy Protection)	12/20/2022	(1.000%)	0.368%		$(11,000,000)	$(326,610)	$(332,820)	$6,210
Pearson Plc 4.625%, 06/15/2018 (Buy Protection)	12/20/2022	(1.000%)	0.688%	EUR	(6,550,000)	(120,141)	44,933	(165,074)
Pernod Ricard S.A. 4.250%, 07/15/2022 (Buy Protection)	12/20/2022	(1.000%)	0.310%		(1,500,000)	(61,854)	(57,230)	(4,624)
Peugeot S.A. 2.375%, 04/14/2023 (Buy Protection)	12/20/2022	(5.000%)	1.063%		(3,700,000)	(843,862)	(859,645)	15,783
PostNL N.V. 7.500%, 08/14/2018 (Buy Protection)	12/20/2022	(1.000%)	0.392%		(6,550,000)	(237,394)	(214,278)	(23,116)
Publicis Groupe S.A. 1.125%, 12/16/2021 (Buy Protection)	12/20/2022	(1.000%)	0.542%		(7,650,000)	(207,297)	(169,359)	(37,938)
Renault S.A. 3.125%, 03/05/2021 (Buy Protection)	12/20/2022	(1.000%)	0.547%		(6,400,000)	(171,771)	(85,429)	(86,342)
Repsol International Finance BV 4.875%, 02/19/2019 (Buy Protection)	12/20/2022	(1.000%)	0.460%		(350,000)	(11,237)	(9,548)	(1,689)
Rolls-Royce Plc 6.750%, 04/30/2019 (Buy Protection)	12/20/2022	(1.000%)	0.707%		(3,850,000)	(66,276)	(67,192)	916
RR Donnelley & Sons Co. 7.875%, 03/15/2021 (Buy Protection)	12/20/2022	(5.000%)	6.835%		$(450,000)	30,177	30,645	(468)
RR Donnelley & Sons Co. 7.625%, 06/15/2020 (Buy Protection)	12/20/2022	(5.000%)	6.835%		(7,700,000)	516,358	273,110	243,248
Simon Property Group L.P. 4.375%, 03/01/2021 (Buy Protection)	12/20/2022	(1.000%)	0.679%		(5,600,000)	(83,378)	(64,405)	(18,973)
Societe Generale S.A. 2.375%, 02/28/2018 (Buy Protection)	12/20/2022	(1.000%)	0.231%	EUR	(3,850,000)	(177,427)	(173,600)	(3,827)
Sprint Communications, Inc. 7.000%, 08/15/2020 (Buy Protection)	12/20/2022	(5.000%)	3.494%		$(6,650,000)	(415,194)	(605,149)	189,955
Stora Enso OYJ 2.125%, 06/16/2023 (Buy Protection)	12/20/2022	(5.000%)	0.666%	EUR	(50,000)	(12,762)	(12,414)	(348)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	77

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Sudzucker International Finance BV 1.250%, 11/29/2023 (Buy Protection)	12/20/2022	(1.000%)	0.528%	EUR	(9,300,000)	$(260,056)	$(214,863)	$(45,193)
Target Corp. 3.875%, 07/15/2020 (Buy Protection)	12/20/2022	(1.000%)	0.498%		$(7,850,000)	(184,161)	(147,446)	(36,715)
TEGNA, Inc. 4.875%, 09/15/2021 (Buy Protection)	12/20/2022	(5.000%)	1.695%		(6,800,000)	(1,001,048)	(1,049,671)	48,623
Telecom Italia SpA 5.375%, 01/29/2019 (Buy Protection)	12/20/2022	(1.000%)	1.275%	EUR	(3,800,000)	60,043	47,916	12,127
Telefonica Emisiones SAU 2.736%, 05/29/2019 (Buy Protection)	12/20/2022	(1.000%)	0.747%		(3,800,000)	(56,431)	(47,628)	(8,803)
Tenet Healthcare Corp. 6.875%, 11/15/2031 (Buy Protection)	12/20/2022	(5.000%)	5.837%		$(8,100,000)	257,299	238,050	19,249
Tesco Plc 6.000%, 12/14/2029 (Buy Protection)	12/20/2022	(1.000%)	0.957%	EUR	(100,000)	(253)	1,357	(1,610)
thyssenkrupp AG 4.000%, 08/27/2018 (Buy Protection)	12/20/2022	(1.000%)	1.022%		(6,750,000)	8,717	(20,391)	29,108
Transocean, Inc. 5.800%, 10/15/2022 (Buy Protection)	12/20/2022	(1.000%)	4.043%		$(2,450,000)	302,810	322,200	(19,390)
United Rentals North America, Inc. 5.750%, 11/15/2024 (Buy Protection)	12/20/2022	(5.000%)	0.917%		(1,950,000)	(365,956)	(375,043)	9,087
United Utilities Plc 6.875%, 08/15/2028 (Buy Protection)	12/20/2022	(1.000%)	0.648%	EUR	(7,600,000)	(157,725)	(148,514)	(9,211)
Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC 8.250%, 10/15/2023 (Buy Protection)	12/20/2022	(5.000%)	6.568%		$(5,550,000)	321,055	556,835	(235,780)
Universal Health Services, Inc. 3.750%, 08/01/2019 (Buy Protection)	12/20/2022	(1.000%)	0.627%		(7,850,000)	(136,234)	(23,006)	(113,228)
Valeo S.A. 3.250%, 01/22/2024 (Buy Protection)	12/20/2022	(1.000%)	0.428%	EUR	(1,850,000)	(62,903)	(58,556)	(4,347)

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Viacom, Inc. 6.875%, 04/30/2036 (Buy Protection)	12/20/2022	(1.000%)	1.568%		$(8,150,000)	$207,422	$235,442	$(28,020)
Volkswagen International Finance N.V. 5.375%, 05/22/2018 (Buy Protection)	12/20/2022	(1.000%)	0.516%	EUR	(150,000)	(4,304)	(3,511)	(793)
Weatherford International Ltd. 4.500%, 04/15/2022 (Buy Protection)	12/20/2022	(1.000%)	6.684%		$(2,700,000)	563,728	592,312	(28,584)
Wendel S.A. 3.750%, 01/21/2021 (Buy Protection)	12/20/2022	(5.000%)	0.676%	EUR	(100,000)	(25,450)	(25,243)	(207)
Whirlpool Corp. 4.850%, 06/15/2021 (Buy Protection)	12/20/2022	(1.000%)	0.551%		$(7,750,000)	(162,348)	(131,828)	(30,520)
WPP Finance S.A. 6.375%, 11/06/2020 (Buy Protection)	12/20/2022	(1.000%)	0.630%	EUR	(7,550,000)	(164,745)	(154,962)	(9,783)
XLIT Ltd. 6.250%, 05/15/2027 (Buy Protection)	12/20/2022	(1.000%)	0.453%		$(5,800,000)	(148,504)	(149,439)	935

Total Buy Protection						$(23,196,423)	$(21,733,913)	$(1,462,510)

21st Century Fox America, Inc. 3.700%, 09/15/2024 (Sell Protection)	12/20/2022	1.000%	0.281%		5,600,000	189,989	124,019	65,970
Accor S.A 2.625%, 02/05/2021 (Sell Protection)	12/20/2022	1.000%	0.600%	EUR	3,800,000	89,781	87,255	2,526
Advanced Micro Devices, Inc. 7.500%, 08/15/2022 (Sell Protection)	12/20/2022	5.000%	2.093%		$6,650,000	847,401	982,543	(135,142)
Aegon N.V. 6.125%, 12/15/2031 (Sell Protection)	12/20/2022	1.000%	0.527%	EUR	6,500,000	181,933	111,848	70,085
AES Corp. 4.316%, 06/01/2019 (Sell Protection)	12/20/2022	5.000%	1.356%		$6,500,000	1,069,635	968,740	100,895
AES Corp. 4.875%, 05/15/2023 (Sell Protection)	12/20/2022	5.000%	1.356%		300,000	49,367	47,666	1,701
AK Steel Corp. 7.000%, 03/15/2027 (Sell Protection)	12/20/2022	5.000%	3.350%		250,000	17,202	11,137	6,065
American International Group, Inc. 6.250%, 05/01/2036 (Sell Protection)	12/20/2022	1.000%	0.551%		11,050,000	231,472	210,961	20,511

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	79

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Anadarko Petroleum Corp. 6.950%, 06/15/2019 (Sell Protection)	12/20/2022	1.000%	1.002%		$1,800,000	$(157)	$2,126	$(2,283)
Anglo American Capital Plc 4.450%, 09/27/2020 (Sell Protection)	12/20/2022	5.000%	1.149%	EUR	8,100,000	1,800,540	1,858,504	(57,964)
Arconic, Inc. 5.720%, 02/23/2019 (Sell Protection)	12/20/2022	1.000%	1.150%		$7,950,000	(54,474)	(113,001)	58,527
Assicurazioni Generali SpA 2.875%, 01/14/2020 (Sell Protection)	12/20/2022	1.000%	0.644%	EUR	6,500,000	136,456	61,554	74,902
Autostrade per l’Italia SpA 5.875%, 06/09/2024 (Sell Protection)	12/20/2022	1.000%	0.632%		6,650,000	144,182	131,579	12,603
AutoZone, Inc. 2.500%, 04/15/2021 (Sell Protection)	12/20/2022	1.000%	0.501%		$4,750,000	110,866	90,182	20,684
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 03/15/2025 (Sell Protection)	12/20/2022	5.000%	2.595%		3,800,000	392,671	358,667	34,004
Avon Products, Inc. 6.500%, 03/01/2019 (Sell Protection)	12/20/2022	5.000%	9.850%		1,250,000	(198,483)	(221,250)	22,767
Beazer Homes USA, Inc. 6.750%, 03/15/2025 (Sell Protection)	12/20/2022	5.000%	2.202%		7,000,000	854,853	812,935	41,918
Berkshire Hathaway, Inc. 1.550%, 02/09/2018 (Sell Protection)	12/20/2022	1.000%	0.520%		7,500,000	168,105	145,096	23,009
Berkshire Hathaway, Inc. 2.750%, 03/15/2023 (Sell Protection)	12/20/2022	1.000%	0.520%		200,000	4,483	4,319	164
Best Buy Co., Inc. 5.500%, 03/15/2021 (Sell Protection)	12/20/2022	5.000%	0.880%		6,400,000	1,213,921	1,217,729	(3,808)
Block Financial LLC 5.500%, 11/01/2022 (Sell Protection)	12/20/2022	5.000%	0.701%		1,700,000	338,940	336,998	1,942
Bombardier, Inc. 7.450%, 05/01/2034 (Sell Protection)	12/20/2022	5.000%	3.562%		7,750,000	461,036	606,657	(145,621)
British Telecommunications Plc 5.750%, 12/07/2028 (Sell Protection)	12/20/2022	1.000%	0.552%	EUR	100,000	2,653	2,538	115

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Canadian Natural Resources Ltd. 3.450%, 11/15/2021 (Sell Protection)	12/20/2022	1.000%	0.730%		$7,800,000	$97,569	$76,066	$21,503
Centrica Plc 7.000%, 09/19/2018 (Sell Protection)	12/20/2022	1.000%	0.730%	EUR	100,000	1,588	1,660	(72)
Commerzbank AG 4.000%, 09/16/2020 (Sell Protection)	12/20/2022	1.000%	0.550%		4,100,000	112,593	74,117	38,476
Deutsche Bank AG 0.171%, 04/11/2018 (Sell Protection)	12/20/2022	1.000%	0.732%		1,850,000	29,146	26,012	3,134
Deutsche Lufthansa AG 1.125%, 09/12/2019 (Sell Protection)	12/20/2022	1.000%	0.449%		7,600,000	248,762	145,477	103,285
Devon Energy Corp. 7.950%, 04/15/2032 (Sell Protection)	12/20/2022	1.000%	0.760%		$3,350,000	37,231	32,595	4,636
Diamond Offshore Drilling, Inc. 3.450%, 11/01/2023 (Sell Protection)	12/20/2022	1.000%	2.401%		8,400,000	(509,736)	(730,321)	220,585
DISH DBS Corp. 6.750%, 06/01/2021 (Sell Protection)	12/20/2022	5.000%	3.864%		7,450,000	345,951	775,595	(429,644)
DR Horton, Inc. 3.625%, 02/15/2018 (Sell Protection)	12/20/2022	1.000%	0.364%		7,500,000	224,272	148,740	75,532
Electricite de France S.A. 5.625%, 02/21/2033 (Sell Protection)	12/20/2022	1.000%	0.587%	EUR	9,400,000	229,611	262,183	(32,572)
Enbridge, Inc. 3.500%, 06/10/2024 (Sell Protection)	12/20/2022	1.000%	0.892%		$1,850,000	9,155	8,991	164
Encana Corp. 6.500%, 05/15/2019 (Sell Protection)	12/20/2022	1.000%	0.719%		4,350,000	56,683	36,333	20,350
Enel SpA 4.750%, 06/12/2018 (Sell Protection)	12/20/2022	1.000%	0.557%	EUR	6,600,000	172,912	119,238	53,674
Fiat Chrysler Automobiles N.V. 4.500%, 04/15/2020 (Sell Protection)	12/20/2022	5.000%	1.604%		5,750,000	1,106,279	1,021,170	85,109
FirstEnergy Corp. 7.375%, 11/15/2031 (Sell Protection)	12/20/2022	1.000%	0.749%		$7,800,000	90,583	71,036	19,547
Ford Motor Co. 4.346%, 12/08/2026 (Sell Protection)	12/20/2022	5.000%	0.800%		9,450,000	1,832,906	1,854,966	(22,060)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	81

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Freeport-McMoRan, Inc. 3.550%, 03/01/2022 (Sell Protection)	12/20/2022	1.000%	1.586%		$11,500,000	$(301,598)	$(586,274)	$284,676
Gap. Inc. (The) 5.950%, 04/12/2021 (Sell Protection)	12/20/2022	1.000%	1.063%		7,950,000	(23,057)	(256,146)	233,089
General Motors Co. 3.500%, 10/02/2018 (Sell Protection)	12/20/2022	5.000%	0.844%		6,500,000	1,245,245	1,197,706	47,539
Glencore Finance Europe Ltd. 6.500%, 02/27/2019 (Sell Protection)	12/20/2022	5.000%	1.261%	EUR	6,650,000	1,428,734	1,508,813	(80,079)
Goldman Sachs Group, Inc. (The) 5.950%, 01/18/2018 (Sell Protection)	12/20/2022	1.000%	0.517%		$7,650,000	172,699	131,807	40,892
Hertz Corp. (The) 5.875%, 10/15/2020 (Sell Protection)	12/20/2022	5.000%	7.229%		7,050,000	(565,680)	(599,813)	34,133
International Lease Finance Corp. 8.250%, 12/15/2020 (Sell Protection)	12/20/2022	5.000%	0.735%		9,350,000	1,846,636	1,836,171	10,465
Intesa Sanpaolo SpA 4.375%, 02/12/2020 (Sell Protection)	12/20/2022	1.000%	0.620%	EUR	6,400,000	143,356	66,559	76,797
ITV Plc 2.125%, 09/21/2022 (Sell Protection)	12/20/2022	5.000%	1.115%		100,000	22,454	22,422	32
JC Penney Corp, Inc. 6.375%, 10/15/2036 (Sell Protection)	12/20/2022	5.000%	12.220%		$2,150,000	(467,891)	(489,250)	21,359
KB Home 7.000%, 12/15/2021 (Sell Protection)	12/20/2022	5.000%	1.291%		9,600,000	1,612,048	1,506,697	105,351
Kohl’s Corp. 4.000%, 11/01/2021 (Sell Protection)	12/20/2022	1.000%	1.568%		8,150,000	(174,096)	(298,168)	124,072
L Brands, Inc. 8.500%, 06/15/2019 (Sell Protection)	12/20/2022	1.000%	1.628%		8,050,000	(225,745)	(246,955)	21,210
Ladbrokes Group Finance Plc 5.125%, 09/16/2022 (Sell Protection)	12/20/2022	1.000%	1.127%	EUR	3,800,000	(27,834)	(246,390)	218,556
Lennar Corp. 4.750%, 04/01/2021 (Sell Protection)	12/20/2022	5.000%	0.818%		$9,500,000	1,833,377	1,802,041	31,336

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Lincoln National Corp. 8.750%, 07/01/2019 (Sell Protection)	12/20/2022	1.000%	0.560%		$11,100,000	$227,882	$214,309	$13,573
Macy’s Retail Holdings, Inc. 3.450%, 01/15/2021 (Sell Protection)	12/20/2022	1.000%	2.671%		5,900,000	(422,528)	(416,589)	(5,939)
Marks & Spencer Plc 6.125%, 12/02/2019 (Sell Protection)	12/20/2022	1.000%	1.324%	EUR	2,000,000	(37,071)	(30,566)	(6,505)
MBIA, Inc. 6.625%, 10/01/2028 (Sell Protection)	12/20/2022	5.000%	13.600%		$6,900,000	(1,707,050)	586,709	(2,293,759)
Meritor, Inc. 6.250%, 02/15/2024 (Sell Protection)	12/20/2022	5.000%	1.188%		6,650,000	1,152,438	1,186,156	(33,718)
Metsa Board OYJ 4.000%, 03/13/2019 (Sell Protection)	12/20/2022	5.000%	0.813%	EUR	5,550,000	1,359,991	1,343,729	16,262
MGM Resorts International 6.750%, 10/01/2020 (Sell Protection)	12/20/2022	5.000%	1.221%		$6,400,000	1,098,194	1,156,039	(57,845)
Motorola Solutions, Inc. 7.500%, 05/15/2025 (Sell Protection)	12/20/2022	1.000%	0.571%		7,750,000	155,112	97,427	57,685
Navient Corp. 5.500%, 01/25/2023 (Sell Protection)	12/20/2022	5.000%	2.810%		100,000	9,330	10,986	(1,656)
Next PLC 5.375%, 10/26/2021 (Sell Protection)	12/20/2022	1.000%	1.154%	EUR	6,600,000	(58,495)	(147,768)	89,273
NRG Energy, Inc. 6.250%, 07/15/2022 (Sell Protection)	12/20/2022	5.000%	1.914%		$6,800,000	926,416	806,572	119,844
Pernod Ricard S.A. 4.250%, 07/15/2022 (Sell Protection)	12/20/2022	1.000%	0.310%	EUR	6,350,000	261,852	212,218	49,634
Peugeot S.A. 2.375%, 04/14/2023 (Sell Protection)	12/20/2022	5.000%	1.063%		5,350,000	1,220,179	1,232,166	(11,987)
PostNL N.V. 7.500%, 08/14/2018 (Sell Protection)	12/20/2022	1.000%	0.392%		50,000	1,812	1,753	59
Publicis Groupe S.A. 1.125%, 12/16/2021 (Sell Protection)	12/20/2022	1.000%	0.542%		100,000	2,710	2,478	232
PulteGroup, Inc. 7.875%, 06/15/2032 (Sell Protection)	12/20/2022	5.000%	0.800%		$6,550,000	1,270,370	1,263,600	6,770

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	83

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Repsol International Finance BV 4.875%, 02/19/2019 (Sell Protection)	12/20/2022	1.000%	0.460%	EUR	6,500,000	$208,682	$112,627	$96,055
Royal Caribbean Cruises Ltd. 5.250%, 11/15/2022 (Sell Protection)	12/20/2022	5.000%	0.486%		$9,400,000	1,992,857	2,057,749	(64,892)
RR Donnelley & Sons Co. 7.875%, 03/15/2021 (Sell Protection)	12/20/2022	5.000%	6.835%		1,100,000	(73,766)	(42,625)	(31,141)
Schaeffler Finance BV 2.500%, 05/15/2020 (Sell Protection)	12/20/2022	5.000%	0.723%	EUR	2,250,000	565,320	562,507	2,813
Sherwin-Williams Co. (The) 7.375%, 02/01/2027 (Sell Protection)	12/20/2022	1.000%	0.596%		$11,100,000	208,798	210,373	(1,575)
Stora Enso OYJ 2.125%, 06/16/2023 (Sell Protection)	12/20/2022	5.000%	0.666%	EUR	5,550,000	1,416,566	1,400,854	15,712
TEGNA, Inc. 4.875%, 09/15/2021 (Sell Protection)	12/20/2022	5.000%	1.695%		$4,750,000	699,262	708,233	(8,971)
Telecom Italia SpA 5.375%, 01/29/2019 (Sell Protection)	12/20/2022	1.000%	1.275%	EUR	6,600,000	(104,285)	(159,165)	54,880
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022 (Sell Protection)	12/20/2022	1.000%	1.421%		1,850,000	(44,447)	(56,815)	12,368
Tenet Healthcare Corp. 6.875%, 11/15/2031 (Sell Protection)	12/20/2022	5.000%	5.837%		$1,200,000	(38,118)	(70,525)	32,407
Tesco Plc 6.000%, 12/14/2029 (Sell Protection)	12/20/2022	1.000%	0.957%	EUR	7,800,000	19,717	(215,392)	235,109
thyssenkrupp AG 4.000%, 08/27/2018 (Sell Protection)	12/20/2022	1.000%	1.022%		100,000	(129)	175	(304)
thyssenkrupp AG 4.000%, 08/27/2018 (Sell Protection)	12/20/2022	5.000%	1.022%		1,900,000	(2,454)	1,111	(3,565)
Toll Brothers Finance Corp. 4.375%, 04/15/2023 (Sell Protection)	12/20/2022	1.000%	0.767%		$11,200,000	120,552	110,027	10,525
Transocean, Inc. 5.800%, 10/15/2022 (Sell Protection)	12/20/2022	1.000%	4.043%		6,700,000	(828,093)	(827,875)	(218)

The accompanying notes are an integral part of these financial statements.

84	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
United Rentals North America, Inc. 5.750%, 11/15/2024 (Sell Protection)	12/20/2022	5.000%	0.917%		$2,100,000	$394,106	$399,863	$(5,757)
United Rentals North America, Inc. 6.125%, 06/15/2023 (Sell Protection)	12/20/2022	5.000%	0.917%		6,450,000	1,210,467	1,058,723	151,744
United States Steel Corp. 6.650%, 06/01/2037 (Sell Protection)	12/20/2022	5.000%	2.451%		7,150,000	787,676	490,708	296,968
United Utilities Plc 6.875%, 08/15/2028 (Sell Protection)	12/20/2022	1.000%	0.648%	EUR	50,000	1,038	1,041	(3)
Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC 8.250%, 10/15/2023 (Sell Protection)	12/20/2022	5.000%	6.568%		$1,000,000	(57,848)	(60,000)	2,152
Verizon Communications, Inc. 2.550%, 06/17/2019 (Sell Protection)	12/20/2022	1.000%	0.617%		7,550,000	134,489	130,440	4,049
Vivendi S.A. 4.875%, 12/02/2019 (Sell Protection)	12/20/2022	1.000%	0.520%	EUR	9,400,000	267,371	230,079	37,292
Volkswagen International Finance N.V. 5.375%, 05/22/2018 (Sell Protection)	12/20/2022	1.000%	0.516%		$7,650,000	219,547	146,221	73,326
Weatherford International Ltd. 4.500%, 04/15/2022 (Sell Protection)	12/20/2022	1.000%	6.684%		7,750,000	(1,618,110)	(1,519,875)	(98,235)
Wendel SA 3.750%, 01/21/2021 (Sell Protection)	12/20/2022	5.000%	0.676%	EUR	6,550,000	1,667,002	1,680,252	(13,250)
Xerox Corp. 2.750%, 09/01/2020 (Sell Protection)	12/20/2022	1.000%	1.869%		$8,200,000	(315,176)	(309,650)	(5,526)
Yum! Brands, Inc. 3.875%, 11/01/2020 (Sell Protection)	12/20/2022	1.000%	0.605%		7,600,000	139,825	93,682	46,143

Total Sell Protection						$31,088,516	$30,763,842	$324,674

Total						$7,892,093	$9,029,929	$(1,137,836)

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	85

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.
(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index Series 28 and CDX North America High Yield Index Series 29.
(4)	Notional amounts are denominated in foreign currency.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
CDX Emerging Markets Index Series 28 1.000%, 12/20/2022 (Buy Protection)	12/20/2022	Bank of America N.A.	(1.000%)	1.196%		$(4,195,250)	$37,730	$184,591	$(146,861)
Turkey Government International Bond 11.875%, 01/15/2030 (Buy Protection)	12/20/2022	Bank of America N.A.	(1.000%)	1.639%		(1,700,000)	49,988	84,170	(34,182)
Enel SpA 4.750%, 06/12/2018 (Buy Protection)	12/20/2022	Barclays Bank Plc	(1.000%)	0.561%	EUR	(2,350,000)	(61,567)	(41,641)	(19,926)
Altice Finco S.A. 9.000%, 06/15/2023 (Buy Protection)	12/20/2022	JP Morgan Chase Bank N.A.	(5.000%)	4.362%		$(6,150,000)	(199,188)	(764,483)	565,295
iTraxx Asia ex-Japan Investment Grade Index Series 28 1.000%, 12/20/2022 (Buy Protection)	12/20/2022	Morgan Stanley Capital Services, Inc.	(1.000%)	0.671%		(1,635,000)	(24,944)	(16,397)	(8,547)
Mexico Government International Bond 4.150%, 03/28/2027 (Buy Protection)	12/20/2022	Morgan Stanley Capital Services, Inc.	(1.000%)	1.059%		(3,400,000)	9,426	9,496	(70)
Turkey Government International Bond 11.875%, 01/15/2030 (Buy Protection)	12/20/2022	Morgan Stanley Capital Services, Inc.	(1.000%)	1.639%		(1,675,000)	49,254	63,749	(14,495)

Total Buy Protection							$(139,301)	$(480,515)	$341,214

Mediobanca SpA 0.750%, 02/17/2020 (Sell Protection)	12/20/2022	JP Morgan Chase Bank N.A.	1.000%	0.726%	EUR	6,600,000	106,442	(1,863)	108,305
Premier Foods Finance Plc 6.500%, 03/15/2021 (Sell Protection)	12/20/2022	JP Morgan Chase Bank N.A.	5.000%	3.124%		5,400,000	539,798	384,527	155,271

The accompanying notes are an integral part of these financial statements.

86	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (CONTINUED)

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2017	Notional Amount(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Prudential Plc 6.875%, 01/20/2023 (Sell Protection)	12/20/2022	JP Morgan Chase Bank N.A.	1.000%	0.478%	EUR 6,350,000	$196,714	$132,812	$63,902
Rexel S.A. 3.500%, 06/15/2023 (Sell Protection)	12/20/2022	JP Morgan Chase Bank N.A.	5.000%	0.909%	3,750,000	894,278	801,450	92,828
Springleaf Finance Corp. 7.750%, 10/01/2021 (Sell Protection)	12/20/2022	JP Morgan Chase Bank N.A.	5.000%	2.739%	$6,950,000	671,389	732,225	(60,836)

Total Sell Protection						$2,408,621	$2,049,151	$359,470

Total						$2,269,320	$1,568,636	$700,684

(1)	Notional amounts are denominated in foreign currency.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation(1)	Maturity Date	Counterparty	Floating Rate Index(2)	Floating Rate Spread(2)	Notional Amount(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation*
Sky Plc GBP	02/26/2018	Goldman Sachs International	1-Month GBP LIBOR	(0.450)%	GBP	(1,678,837)	$—	$—	$—
iBoxx Liquid HIgh Yield Index USD	3/20/2018	JP Morgan Chase Bank N.A.	3 Month LIBOR	1.325%		$10,000,000	(46,950)	—	(46,950)
Sky Plc GBP	04/24/2019	Morgan Stanley & Co.	1-Month GBP LIBOR	(0.500)%	GBP	(623,574)	—	—	—

							$(46,950)	$—	$(46,950)

*	There are no upfront payments on the swap contract(s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their fair value.
(1)	The Fund receives payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
(2)	During the year, the Fund received periodic payments of $537,461 and made periodic payments of $998,055.
(3)	Notional amounts are denominated in foreign currency.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	87

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2017 (Continued)

SCHEDULE OF PURCHASED OPTIONS at December 31, 2017

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Comcast Corp.	Morgan Stanley & Co.	$36.25	1/19/2018	323	32,300	$127,585	$75,893	$51,692
Jack In The Box, Inc.	Goldman Sachs & Co.	110.00	1/19/2018	541	54,100	8,115	22,094	(13,979)
Lennar Corp.	Goldman Sachs & Co.	57.50	1/19/2018	65	6,500	9,743	9,743	—
Rent-A-Center, Inc.	Goldman Sachs & Co.	12.50	3/16/2018	2,508	250,800	200,640	173,249	27,391
Put
Centurylink, Inc.	Morgan Stanley & Co.	17.50	1/19/2018	450	45,000	48,150	36,581	11,569
Jack In The Box, Inc.	Goldman Sachs & Co.	95.00	1/19/2018	247	24,700	33,345	55,913	(22,568)
Monsanto Co.	Goldman Sachs & Co.	105.00	1/19/2018	152	15,200	5,624	59,132	(53,508)
NxpSemiconductors N.V.	Goldman Sachs & Co.	115.00	1/19/2018	374	37,400	29,920	118,032	(88,112)
Orbital ATK, Inc.	Goldman Sachs & Co.	110.00	5/18/2018	33	3,300	330	1,176	(846)
Time Warner, Inc.	Goldman Sachs & Co.	85.00	3/16/2018	1,299	129,900	53,259	581,910	(528,651)

Total						516,711	1,133,723	(617,012)

CURRENCY OPTIONS
Call
USD Call/PHP Put	Bank of America N.A.	51.06	5/18/2018	13,475,000	13,475,000	107,813	338,667	(230,854)
EXCHANGE TRADED FUNDS
Call
iShares MSCI Emerging Markets ETF	Morgan Stanley & Co.	47.00	2/16/2018	1,061	106,100	122,015	67,152	54,863
Put
Financial Select Sector SPDR Fund	Morgan Stanley & Co.	27.00	1/19/2018	629	62,900	6,919	35,892	(28,973)

The accompanying notes are an integral part of these financial statements.

88	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF PURCHASED OPTIONS at December 31, 2017 (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
iShares Russell 2000 ETF	Morgan Stanley & Co.	$151.00	1/19/2018	270	27,000	$36,450	$95,389	$(58,939)
Powershares QQQ Trust Series 1	Morgan Stanley & Co.	155.00	1/19/2018	87	8,700	14,181	16,207	(2,026)
SPDR S&P Retail ETF	Morgan Stanley & Co.	42.00	1/19/2018	829	82,900	9,948	129,565	(119,617)

Total						189,513	344,205	(154,692)

Total Purchased Options						$814,037	$1,816,595	$(1,002,558)

SCHEDULE OF WRITTEN OPTIONS at December 31, 2017

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Apple, Inc.	Morgan Stanley & Co.	$180.00	1/19/2018	(31)	(3,100)	$(744)	$(12,019)	$11,275
Broadsoft, Inc.	Goldman Sachs & Co.	55.00	2/16/2018	(203)	(20,300)	(5,075)	(4,377)	(698)
Centurylink, Inc.	Morgan Stanley & Co.	21.00	4/20/2018	(601)	(60,100)	(21,035)	(26,268)	5,233
Comcast Corp.	Morgan Stanley & Co.	41.25	1/19/2018	(323)	(32,300)	(12,597)	(13,568)	971
Lennar Corp.	Goldman Sachs & Co.	57.50	1/19/2018	(65)	(6,500)	(20,738)	(20,738)	—
Monsanto Co.	Goldman Sachs & Co.	115.00	1/19/2018	(31)	(3,100)	(8,928)	(19,001)	10,073
Nxp Semiconductors N.V.	Goldman Sachs & Co.	120.00	1/19/2018	(322)	(32,200)	(28,980)	(71,350)	42,370
Rent-A-Center, Inc.	Goldman Sachs & Co.	14.00	3/16/2018	(1,071)	(107,100)	(37,485)	(36,686)	(799)
Rush Enterprises, Inc.	JP Morgan Chase Bank N.A.	35.00	1/19/2018	(280)	(28,000)	(457,800)	(159,056)	(298,744)
Rush Enterprises, Inc.	JP Morgan Chase Bank N.A.	45.00	4/20/2018	(471)	(47,100)	(372,090)	(287,357)	(84,733)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	89

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at December 31, 2017 (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Time Warner, Inc.	Goldman Sachs & Co.	$90.00	1/5/2018	(38)	(3,800)	$(6,194)	$(6,048)	$(146)
Time Warner, Inc.	Goldman Sachs & Co.	90.00	1/12/2018	(38)	(3,800)	(6,821)	(6,238)	(583)
Time Warner, Inc.	Goldman Sachs & Co.	91.00	1/12/2018	(2)	(200)	(232)	(208)	(24)
Time Warner, Inc.	Goldman Sachs & Co.	90.00	1/19/2018	(240)	(24,000)	(49,920)	(40,480)	(9,440)
Time Warner, Inc.	Goldman Sachs & Co.	90.50	1/19/2018	(161)	(16,100)	(23,828)	(22,333)	(1,495)
Time Warner, Inc.	Goldman Sachs & Co.	91.00	1/19/2018	(131)	(13,100)	(17,030)	(14,666)	(2,364)
Time Warner, Inc.	Goldman Sachs & Co.	91.50	1/19/2018	(131)	(13,100)	(15,065)	(10,977)	(4,088)
Time Warner, Inc.	Goldman Sachs & Co.	92.00	1/19/2018	(76)	(7,600)	(7,068)	(5,309)	(1,759)
Time Warner, Inc.	Goldman Sachs & Co.	92.50	1/19/2018	(164)	(16,400)	(12,300)	(12,100)	(200)
Put
Jack In The Box, Inc.	Goldman Sachs & Co.	90.00	1/19/2018	(541)	(54,100)	(27,050)	(21,169)	(5,881)

Total						(1,130,980)	(789,948)	(341,032)

EXCHANGE TRADED FUNDS
Call
iShares MSCI Emerging Markets ETF	Morgan Stanley & Co.	49.00	2/16/2018	(1,061)	(106,100)	(32,891)	(11,892)	(20,999)
Put
iShares Russell 2000 ETF	Morgan Stanley & Co.	144.00	1/19/2018	(270)	(27,000)	(8,370)	(35,021)	26,651
SPDR S&P Retail ETF	Morgan Stanley & Co.	39.00	1/19/2018	(829)	(82,900)	(3,316)	(37,891)	34,575

Total						(44,577)	(84,804)	40,227

Total Written Options						$(1,175,557)	$(874,752)	$(300,805)

The accompanying notes are an integral part of these financial statements.

90	Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period* (7/1/17 to 12/31/17)	Expenses Ratio During Period* (7/1/17 to 12/31/17)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,123.10	$5.99	1.12%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$1,122.00	$7.33	1.37%
Litman Gregory Masters Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.55	$5.70	1.12%
Litman Gregory Masters Equity Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.29	$6.97	1.37%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$1,076.50	$4.92	0.94%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$1,075.30	$6.38	1.22%
Litman Gregory Masters International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.46	$4.79	0.94%
Litman Gregory Masters International Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,019.05	$6.21	1.22%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$1,105.90	$6.69	1.26%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.85	$6.41	1.26%
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,020.20	$8.45	1.66%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$1,018.90	$9.72	1.91%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,016.83	$8.44	1.66%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,015.57	$9.70	1.91%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

Expense Examples	91

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2017

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
ASSETS:
Investments in securities at cost	$198,814,704	$549,604,163	$28,807,878	$1,574,642,016
Repurchase agreements at cost	27,911,000	17,771,000	3,427,000	363,454,000

Total investments at cost	$226,725,704	$567,375,163	$32,234,878	$1,938,096,016

Investments in securities at value	$311,247,815	$665,217,590	$30,005,137	$1,672,311,296
Repurchase agreements at value	27,911,000	17,771,000	3,427,000	363,454,000

Total investments at value	$339,158,815	$682,988,590	$33,432,137	$2,035,765,296

Cash	9,394	3,312	3,038	—
Cash, denominated in foreign currency (cost of $0, $157,852, $0 and 13,080,907, respectively)	—	157,904	—	13,173,520
Deposits at brokers for securities sold short	—	—	—	90,342,443
Deposits at brokers for futures	—	—	—	425,000
Deposits at brokers for options	—	—	—	1,707,140
Deposits at brokers for swaps	—	—	—	10,541,589
Receivables:
Securities sold	1,723,472	1,401,824	80,073	127,187,176
Dividends and interest	129,320	539,455	2,647	9,281,314
Fund shares sold	371,924	626,187	6,436	11,236,081
Foreign tax reclaims	38,715	1,330,379	—	95,307
Variation margin - Centrally Cleared Swaps	—	—	—	198,859
Variation margin - Futures	—	—	—	145,089
Other Receivables	—	—	—	3,567,536
Line of credit interest	—	495	—	—
Net swap premiums paid	—	—	—	1,568,636
Unrealized gain on forward foreign currency exchange contracts	—	135,218	—	623,769
Unrealized gain on swaps	—	—	—	985,601
Prepaid expenses	23,305	32,748	9,352	66,975

Total Assets	341,454,945	687,216,112	33,533,683	2,306,911,331

LIABILITIES:
Written options (premium received, $0, $0, $0 and $874,752, respectively)	—	—	—	1,175,557
Securities sold short (proceeds, $0, $0, $0 and $103,309,555, respectively)	—	—	—	119,905,344
Deposits received from brokers for swaps	—	—	—	300,000
Payables:
Advisory fees	285,627	498,051	20,212	2,238,294
Securities purchased	1,334,882	1,169,776	14,498	137,455,701
Fund shares redeemed	170,969	324,359	67,667	1,950,999
Foreign taxes withheld	2,603	33,706	—	4,940
Professional fees	23,248	30,827	13,641	100,293
Custodian	—	—	—	6,352,627
Line of credit interest	—	—	—	5
Dividend and interest on swaps	—	—	—	17,444
Variation margin - Futures	—	—	—	505,872
Short dividend	—	—	—	147,719
Chief Compliance Officer fees	15,317	15,317	15,317	15,317
Unrealized loss on forward foreign currency exchange contracts	—	447,059	—	1,695,000
Unrealized loss on swaps	—	—	—	331,867
Distribution fees payable for investor class (see Note 4)	15	745	—	43,792
Accrued other expenses	85,992	256,334	7,322	607,308

Total Liabilities	1,918,653	2,776,174	138,657	272,848,079

Commitments and Contingencies (See Note 8)
NET ASSETS	$339,536,292	$684,439,938	$33,395,026	$2,034,063,252

The accompanying notes are an integral part of these financial statements.

92	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2017 – (Continued)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Institutional Class:
Net Assets	$339,474,037	$681,143,254	$33,395,026	$1,828,052,368
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	17,775,544	38,415,373	1,409,086	156,429,857
Net asset value, offering price and redemption price per share	$19.10	$17.73	$23.70	$11.69

Investor Class:
Net Assets	$62,255	$3,296,684	$—	$206,010,884
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	3,310	184,903	—	17,609,123
Net asset value, offering price and redemption price per share	$18.81	$17.83	$—	$11.70

COMPONENTS OF NET ASSETS
Paid-in capital	$213,463,900	$652,271,540	$32,186,016	$1,967,634,187
Undistributed net investment income (loss)	—	2,181,068	—	3,554,640
Accumulated net realized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	13,638,737	(85,359,066)	11,751	(15,777,443)
Net unrealized appreciation/depreciation on:
Investments, excluding purchased options	112,433,111	115,613,427	1,197,259	98,671,838
Purchased options	—	—	—	(1,002,558)
Short sales	—	—	—	(16,595,789)
Written options	—	—	—	(300,805)
Forward foreign currency exchange contracts	—	(311,841)	—	(1,071,231)
Foreign currency transactions	544	44,810	—	(159,949)
Futures	—	—	—	(588,452)
Swaps	—	—	—	(301,186)

Net assets	$339,536,292	$684,439,938	$33,395,026	$2,034,063,252

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	93

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2017

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $51,455, $1,262,991, $11,880 and $166,096, respectively)	$3,510,467	$12,300,067	$336,628	$11,410,938
Interest (net of interest taxes withheld of $0, $0, $0 and $1,448, respectively)	29,701	14,063	5,051	60,296,377
Non cash income	—	2,351,504 *	—	—

Total income	3,540,168	14,665,634	341,679	71,707,315

Expenses
Advisory fees	3,614,163	7,496,086	382,873	25,684,355
Transfer agent fees	152,745	320,568	37,631	1,038,530
Fund accounting fees	91,667	50,522	31,375	174,315
Administration fees	48,862	63,397	—	316,486
Professional fees	38,480	59,106	16,474	199,763
Trustee fees	73,070	91,270	58,201	147,334
Custody fees	43,642	344,812	6,594	566,550
Reports to shareholders	31,210	63,834	14,062	173,687
Registration expense	35,219	37,298	21,016	57,700
Miscellaneous	2,314	—	153	8,444
Insurance expense	10,086	25,967	1,115	47,557
Dividend & interest expense	7,963	17,247	299	3,608,320
Chief Compliance Officer fees	15,317	15,317	15,317	15,317
Distribution fees for investor class (see Note 4)	221	59,756	—	495,562

Total expenses	4,164,959	8,645,180	585,110	32,533,920
Less: fees waived (see Note 3)	(386,672)	(1,876,901)	(141,709)	(1,675,406)

Net expenses	3,778,287	6,768,279	443,401	30,858,514

Net investment income (loss)	(238,119)	7,897,355	(101,722)	40,848,801

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (net of capital gains tax of $0, $0, $0 and $0, respectively), excluding purchased options	36,241,963	66,695,801	7,876,841	67,562,936
Purchased options	—	—	—	(6,679,138)
Short sales	—	—	—	(30,160,364)
Written options	—	—	—	1,177,931
Forward foreign currency exchange contracts	—	(2,737,277)	—	(3,083,703)
Foreign currency transactions	2,980	(336,159)	—	347,002
Futures	—	—	—	(3,085,107)
Swap contracts	—	—	—	(2,369,593)

Net realized gain (loss)	36,244,943	63,622,365	7,876,841	23,709,964

Net change in unrealized appreciation/depreciation on:
Investments, excluding purchased options	27,232,139	75,223,821	(3,408,299)	30,527,156
Purchased options	—	—	—	(724,225)
Short sales	—	—	—	(13,255,438)
Written options	—	—	—	(294,125)
Forward foreign currency exchange contracts	—	(2,652,862)	—	(1,903,202)
Foreign currency transactions	2,341	189,014	—	(144,858)
Futures	—	—	—	(628,899)
Swap contracts	—	—	—	(438,365)

Net change in unrealized appreciation/depreciation	27,234,480	72,759,973	(3,408,299)	13,138,044

Net realized and unrealized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	63,479,423	136,382,338	4,468,542	36,848,008

Net increase in net assets resulting from operations	$63,241,304	$144,279,693	$4,366,820	$77,696,809

*	Represents non-cash distributions in connection with capital changes for certain investments held by the Fund recorded on ex-date and based on fair value.

The accompanying notes are an integral part of these financial statements.

94	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(238,119)	$2,428,114	$7,897,355	$14,258,791
Net realized gain (loss) on investments and foreign currency transactions	36,244,943	21,240,377	63,622,365	(78,173,449)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	27,234,480	11,321,994	72,759,973	(4,936,294)

Net increase (decrease) in net assets resulting from operations	63,241,304	34,990,485	144,279,693	(68,850,952)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(2,538,045)	(19,768,837)	(25,600,341)
Investor Class	—	(554)	(50,759)	(3,213,383)
From net realized gain
Institutional Class	(25,794,758)	(15,347,498)	—	—
Investor Class	(4,885)	(4,899)	—	—

Total distributions	(25,799,643)	(17,890,996)	(19,819,596)	(28,813,724)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	11,009,258	13,982,663	66,767,338	79,377,038
Investor Class	4,320	46,410	795,186	3,976,255
Reinvested distributions
Institutional Class	25,119,180	17,469,702	13,486,220	17,298,724
Investor Class	4,288	4,995	50,152	3,212,529
Payment for shares redeemed
Institutional Class	(47,589,555)	(56,231,712)	(138,835,615)	(415,702,993)
Investor Class	(57,592)	(78,086)	(88,512,879)	(150,610,422)

Net decrease in net assets from capital share transactions	(11,510,101)	(24,806,028)	(146,249,598)	(462,448,869)

Total increase (decrease) in net assets	25,931,560	(7,706,539)	(21,789,501)	(560,113,545)
NET ASSETS:
Beginning of year	313,604,732	321,311,271	706,229,439	1,266,342,984

End of year	$339,536,292	$313,604,732	$684,439,938	$706,229,439

Undistributed net investment income (loss)	$—	$—	$2,181,068	$17,478,194

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	590,485	873,408	3,951,512	5,259,120
Reinvested distributions	1,319,285	1,013,324	769,761	1,177,585
Redeemed	(2,554,033)	(3,437,386)	(8,383,125)	(27,647,286)

Net decrease from capital share transactions	(644,263)	(1,550,654)	(3,661,852)	(21,210,581)

Investor Class:
Sold	247	2,617	49,103	278,546
Reinvested distributions	229	293	2,846	219,886
Redeemed	(3,079)	(4,701)	(5,648,784)	(10,026,634)

Net decrease from capital share transactions	(2,603)	(1,791)	(5,596,835)	(9,528,202)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	95

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(101,722)	$(23,188)	$40,848,801	$37,512,837
Net realized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	7,876,841	(605,824)	23,709,964	(646,723)
Net change in unrealized appreciation/depreciation on investments, short sales, written options, foreign currency transactions, futures and swap contracts	(3,408,299)	6,831,439	13,138,044	54,220,355

Net increase in net assets resulting from operations	4,366,820	6,202,427	77,696,809	91,086,469

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(39,094,815)	(31,512,285)
Investor Class	—	—	(4,115,084)	(4,017,295)
From net realized gain

Total distributions	—	—	(43,209,899)	(35,529,580)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	1,120,505	1,062,942	707,983,865	548,997,732
Investor Class	—	—	93,171,278	66,673,654
Reinvested distributions
Institutional Class	—	—	32,462,169	27,086,368
Investor Class	—	—	4,095,541	3,988,728
Payment for shares redeemed
Institutional Class	(9,339,638)	(10,989,734)	(311,886,895)	(432,825,424)
Investor Class	—	—	(74,938,468)	(88,240,820)

Net increase (decrease) in net assets from capital share transactions	(8,219,133)	(9,926,792)	450,887,490	125,680,238

Total increase (decrease) in net assets	(3,852,313)	(3,724,365)	485,374,400	181,237,127
NET ASSETS:
Beginning of year	37,247,339	40,971,704	1,548,688,852	1,367,451,725

End of year	$33,395,026	$37,247,339	$2,034,063,252	$1,548,688,852

Undistributed net investment income (loss)	$—	$—	$3,554,640	$4,546,407

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	52,834	59,758	60,969,949	49,018,436
Reinvested distributions	—	—	2,798,378	2,431,395
Redeemed	(441,898)	(612,559)	(26,858,967)	(38,977,152)

Net increase (decrease) from capital share transactions	(389,064)	(552,801)	36,909,360	12,472,679

Investor Class:
Sold	—	—	8,016,588	5,954,681
Reinvested distributions	—	—	352,790	358,206
Redeemed	—	—	(6,440,435)	(7,954,817)

Net increase (decrease) from capital share transactions	—	—	1,928,943	(1,641,930)

The accompanying notes are an integral part of these financial statements.

96	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$17.02	$16.08	$18.01	$17.98	$13.88

Income from investment operations:
Net investment income (loss)	(0.01)[1]	0.13 [1]	0.07 [1]	(0.01)[1]	(0.04)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.61	1.81	(0.41)	2.02	4.88

Total income (loss) from investment operations	3.60	1.94	(0.34)	2.01	4.84

Less distributions:
From net investment income	—	(0.14)	(0.06)	—	—

From net realized gains	(1.52)	(0.86)	(1.53)	(1.98)	(0.74)

Total distributions	(1.52)	(1.00)	(1.59)	(1.98)	(0.74)

Redemption fee proceeds	—	—	—	— ^	— ^

Net asset value, end of year	$19.10	$17.02	$16.08	$18.01	$17.98

Total return	21.15%	11.98%	(1.87)%	11.07%	35.14%

Ratios/supplemental data:
Net assets, end of year (millions)	$339.5	$313.5	$321.2	$419.6	$420.2

Ratios of total expenses to average net assets:
Before fees waived	1.27%[2]	1.27%[2]	1.28%[2]	1.27%	1.30%

After fees waived	1.15%[2,3]	1.17%[2,3]	1.18%[2,3]	1.17%[3]	1.23%[3]

Ratio of net investment income (loss) to average net assets	(0.07)%[2]	0.78%[2]	0.37%[2]	(0.03)%	(0.27)%

Portfolio turnover rate	33.49%[4]	26.98%[4]	33.94%[4]	52.70%[4]	113.28%[4]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	97

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.82	$15.90	$17.83	$17.87	$13.79

Income from investment operations:
Net investment income (loss)	(0.06)[1]	0.08 [1]	0.02 [1]	(0.05)[1]	(0.11)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.57	1.80	(0.39)	1.99	4.93

Total income (loss) from investment operations	3.51	1.88	(0.37)	1.94	4.82

Less distributions:
From net investment income	—	(0.10)	(0.03)	—	—

From net realized gains	(1.52)	(0.86)	(1.53)	(1.98)	(0.74)

Total distributions	(1.52)	(0.96)	(1.56)	(1.98)	(0.74)

Redemption fee proceeds	—	—	—	—	—

Net asset value, end of year	$18.81	$16.82	$15.90	$17.83	$17.87

Total return	20.87%	11.72%	(2.08)%	10.75%	35.22%

Ratios/supplemental data:
Net assets, end of year (thousands)	$62.3	$99.5	$122.5	$76.7	$91.7

Ratios of total expenses to average net assets:
Before fees waived	1.52%[2]	1.51%[2]	1.53%[2]	1.52%	1.55%

After fees waived	1.40%[2,3]	1.42%[2,3]	1.43%[2,3]	1.42%[3]	1.48%[3]

Ratio of net investment income (loss) to average net assets	(0.31)%[2]	0.48%[2]	0.09%[2]	(0.28)%	(0.52)%

Portfolio turnover rate	33.49%[4]	26.98%[4]	33.94%[4]	52.70%[4]	113.28%[4]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

98	Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.77	$16.13	$17.36	$18.06	$15.02

Income from investment operations:
Net investment income	0.20 [1,2]	0.23 [1]	0.22 [1]	0.17 [1]	0.18

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.28	(0.98)	(1.18)	(0.66)	3.04

Total income (loss) from investment operations	3.48	(0.75)	(0.96)	(0.49)	3.22

Less distributions:
From net investment income	(0.52)	(0.61)	(0.27)	(0.21)	(0.18)

From net realized gains	—	—	—	—	—

Total distributions	(0.52)	(0.61)	(0.27)	(0.21)	(0.18)

Redemption fee proceeds	—	—	— ^	— ^	— ^

Net asset value, end of year	$17.73	$14.77	$16.13	$17.36	$18.06

Total return	23.61%	(4.61)%	(5.52)%	(2.72)%	21.47%

Ratios/supplemental data:
Net assets, end of year (millions)	$681.1	$621.3	$1,021.1	$1,175.7	$1,328.2

Ratios of total expenses to average net assets:
Before fees waived	1.26%[3]	1.28%[4]	1.24%[3]	1.24%	1.30%

After fees waived	0.98%[3,5]	1.00%[4,5]	0.99%[3,5]	1.03%[5]	1.11%[5]

Ratio of net investment income to average net assets	1.18%[2,3]	1.51%[4]	1.22%[3]	0.94%	1.02%

Portfolio turnover rate	41.90%[6]	43.84%[6]	51.68%[6]	70.08%[6]	112.35%[6]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[4]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[5]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[6]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	99

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.68	$16.02	$17.22	$17.92	$14.92

Income from investment operations:
Net investment income	0.09 [1,2]	0.21 [1]	0.17 [1]	0.12 [1]	0.12

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.34	(1.00)	(1.15)	(0.65)	3.03

Total income (loss) from investment operations	3.43	(0.79)	(0.98)	(0.53)	3.15

Less distributions:
From net investment income	(0.28)	(0.55)	(0.22)	(0.17)	(0.15)

From net realized gains	—	—	—	—	—

Total distributions	(0.28)	(0.55)	(0.22)	(0.17)	(0.15)

Redemption fee proceeds	—	—	—	—	— ^

Net asset value, end of year	$17.83	$14.68	$16.02	$17.22	$17.92

Total return	23.36%	(4.93)%	(5.69)%	(2.98)%	21.12%

Ratios/supplemental data:
Net assets, end of year (millions)	$3.3	$84.9	$245.2	$342.3	$345.4

Ratios of total expenses to average net assets:
Before fees waived	1.55%[3]	1.53%[4]	1.49%[3]	1.49%	1.55%

After fees waived	1.25%[3,5]	1.25%[4,5]	1.23%[3,5]	1.28%[5]	1.36%[5]

Ratio of net investment income to average net assets	0.53%[2,3]	1.40%[4]	0.94%[3]	0.66%	0.76%

Portfolio turnover rate	41.90%[6]	43.84%[6]	51.68%[6]	70.08%[6]	112.35%[6]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[4]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[5]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[6]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

100	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.71	$17.43	$20.09	$20.94	$15.30

Income from investment operations:
Net investment loss	(0.07)[1]	(0.01)[1]	(0.15)[1]	(0.13)[1]	(0.16)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	3.06	3.29	(2.51)	(0.72)	5.80

Total income (loss) from investment operations	2.99	3.28	(2.66)	(0.85)	5.64

Less distributions:
From net investment income	—	—	—	—	—

From net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Redemption fee proceeds	—	—	—	—	— ^

Net asset value, end of year	$23.70	$20.71	$17.43	$20.09	$20.94

Total return	14.44%	18.82%	(13.24)%	(4.06)%	36.86%

Ratios/supplemental data:
Net assets, end of year (millions)	$33.4	$37.2	$41.0	$73.2	$84.4

Ratios of total expenses to average net assets:
Before fees waived	1.74%[2]	1.66%[2]	1.69%[2]	1.54%	1.54%

After fees waived	1.32%[2,3]	1.24%[2,3]	1.59%[2,3]	1.44%[3]	1.47%[3]

Ratio of net investment loss to average net assets	(0.30)%[2]	(0.06)%[2]	(0.75)%[2]	(0.62)%	(0.83)%

Portfolio turnover rate	107.51%	51.32%	60.73%	104.22%	153.56%

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	101

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.45	$10.99	$11.44	$11.42	$11.01

Income from investment operations:
Net investment income	0.26 [1]	0.31 [1]	0.30 [1]	0.27 [1]	0.26

Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contract	0.25	0.44	(0.40)	0.14	0.43

Total income (loss) from investment operations	0.51	0.75	(0.10)	0.41	0.69

Less distributions:
From net investment income	(0.27)	(0.29)	(0.32)	(0.31)	(0.28)

From net realized gains	—	—	(0.03)	(0.08)	—

Total distributions	(0.27)	(0.29)	(0.35)	(0.39)	(0.28)

Redemption fee proceeds	—	—	—	— ^	— ^

Net asset value, end of year	$11.69	$11.45	$10.99	$11.44	$11.42

Total return	4.51%	6.87%	(0.77)%	3.58%	6.32%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,828.1	$1,368.9	$1,176.9	$855.2	$600.9

Ratios of total expenses to average net assets:
Before fees waived	1.75%[6]	1.83%[5]	1.94%[4]	1.87%[3]	1.82%[2]

After fees waived	1.66%[6,7]	1.75%[5,7]	1.85%[4,7]	1.74%[3,7]	1.66%[2,7]

Ratio of net investment income to average net assets	2.25%[6]	2.78%[5]	2.62%[4]	2.32%[3]	2.53%[2]

Portfolio turnover rate	169.34%[8]	142.24%[8]	145.97%[8]	156.88%[8]	179.19%[8]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.17% of average net assets.
[3]	Includes Interest & Dividend expense of 0.25% of average net assets.
[4]	Includes Interest & Dividend expense of 0.36% of average net assets.
[5]	Includes Interest & Dividend expense of 0.28% of average net assets.
[6]	Includes Interest & Dividend expense of 0.20% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

102	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.46	$11.00	$11.45	$11.43	$11.02

Income from investment operations:
Net investment income	0.23 [1]	0.28 [1]	0.28 [1]	0.24 [1]	0.24

Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.25	0.44	(0.40)	0.14	0.43

Total income (loss) from investment operations	0.48	0.72	(0.12)	0.38	0.67

Less distributions:
From net investment income	(0.24)	(0.26)	(0.30)	(0.28)	(0.26)

From net realized gains	—	—	(0.03)	(0.08)	—

Total distributions	(0.24)	(0.26)	(0.33)	(0.36)	(0.26)

Redemption fee proceeds	—	—	—	— ^	— ^

Net asset value, end of year	$11.70	$11.46	$11.00	$11.45	$11.43

Total return	4.14%	6.67%	(0.95)%	3.33%	6.07%

Ratios/supplemental data:
Net assets, end of year (millions)	$206.0	$179.8	$190.6	$166.7	$108.3

Ratios of total expenses to average net assets:
Before fees waived	2.00%[6]	2.08%[5]	2.18%[4]	2.12%[3]	2.07%[2]

After fees waived	1.90%[6,7]	2.00%[5,7]	2.03%[4,7]	1.99%[3,7]	1.91%[2,7]

Ratio of net investment income to average net assets	2.01%[6]	2.54%[5]	2.44%[4]	2.07%[3]	2.27%[2]

Portfolio turnover rate	169.34%[8]	142.24%[8]	145.97%[8]	156.88%[8]	179.19%[8]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.17% of average net assets.
[3]	Includes Interest & Dividend expense of 0.25% of average net assets.
[4]	Includes Interest & Dividend expense of 0.36% of average net assets.
[5]	Includes Interest & Dividend expense of 0.28% of average net assets.
[6]	Includes Interest & Dividend expense of 0.20% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	103

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of four separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”). Each Fund is diversified.

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers (each “Managers”). The Equity Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers. The International Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded smaller company portfolio managers. The Smaller Companies Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of five highly regarded portfolio managers. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A	Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies.

B	Security Valuation. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

104	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C	Senior Term Loans. The Alternative Strategies Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D	Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

E	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At December 31, 2017, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments.

F

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign

Notes to Financial Statements	105

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

G	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency transactions. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counterparties to these forward contracts are major U.S. financial institutions (see Note 7).

H	Financial Futures Contracts. The Alternative Strategies Fund invests in financial futures contracts primarily for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets (see Note 7).

I	Interest Rate Swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin.

J	Credit Default Swaps. During the year ended December 31, 2017, the Alternative Strategies Fund entered into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss (see Note 7). For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin.

106	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

K	Total Return Swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is a spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure—that is, both market and credit exposure—to the reference asset. The total return payer—often the owner of the reference obligation—gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset (see Note 7).

L	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Investment Manager believes there is an active secondary market to facilitate closing transactions (see Note 7).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Notes to Financial Statements	107

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund (see Note 7).

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

M	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

N	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2017, and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statments of Operations. During the year, the Funds did not incur any interest or penalties. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended December 31, 2017, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations.

Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

The Funds may have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as foreign tax reclaims receivable in the Statements of Assets and Liabilities. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

108	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

O	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

P	Restricted Cash. At December 31, 2017, the Alternative Strategies Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as Deposits at brokers and custodian for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

The Funds considers their investment in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Q	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2017, there were no restricted securities held in the Funds.

R	Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisor. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

S	Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—
Smaller Companies	1.14%	1.04%	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Notes to Financial Statements	109

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Through April 30, 2018, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.98% of the average daily net assets of the Equity Fund, 0.82% of the average daily net assets of the International Fund, 0.72% of the average daily net assets of the Smaller Companies Fund and 1.31% of the average daily net assets of the Alternative Strategies Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2017, the amount waived, contractual and voluntary, was $386,672, $1,876,901, $141,709 and $1,675,406 for Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2018, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 1.49% and 1.74%, respectively. The contractual agreement was not renewed for periods ending after April 30, 2018. For the year ended December 31, 2017, the amount waived contractually pursuant to an Expense Limitation Agreement that expired on April 30, 2017 was $280,708 for the International Fund. The Alternative Strategies Fund’s expense did not exceed the contractual expense cap for the year ended December 31, 2017. The Advisor may be reimbursed by the Funds no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause the Funds’ expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

DST Asset Manager Solutions, Inc. (“DST”) serves as the Funds’ Transfer Agent. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $61,268 for the year ended December 31, 2017 for the services of the CCO.

No Sub-Advisors used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the year ended December 31, 2017.

During the year ended December 31, 2017, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $90,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund and Alternative Strategies Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2017, the Equity, International and Alternative Strategies Funds’ Investor Classes incurred $221, $59,756 and $495,562, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2017, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity Fund	$101,787,689	$147,469,049
International Fund	277,841,218	451,501,761
Smaller Companies Fund	31,764,525	38,487,043
Alternative Strategies Fund	2,638,620,410	2,235,857,649

During the year ended December 31, 2017, there was one transaction made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof). The transaction, arranged by Passport Capital, LLC, on behalf of the Litman Gregory Masters Alternative Strategies Fund, was made on September 25, 2017 in connection with the Alternative Strategies Fund’s purchase of National Commerical Bank P-note. For the year ended December 31, 2017, such purchase transaction was $3,845,591.

110	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of December 31, 2017. These assets and liabilities are measured on a recurring basis.

Equity Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$311,247,815	$—	$—	$311,247,815

Total Equity	311,247,815	—	—	311,247,815

Short-Term Investments
Repurchase Agreements	—	27,911,000	—	27,911,000

Total Investments in Securities	$311,247,815	$27,911,000	$—	$339,158,815

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of December 31, 2017.

Notes to Financial Statements	111

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Australia	$—	$6,700,238	$—	$6,700,238
Belgium	—	25,479,353	—	25,479,353
Bermuda	23,287,986	—	—	23,287,986
Canada	3,253,898	—	—	3,253,898
China	20,188,798	—	—	20,188,798
Denmark	—	19,779,789	—	19,779,789
Finland	—	12,890,784	—	12,890,784
France	—	84,292,197	—	84,292,197
Germany	—	45,986,968	—	45,986,968
Greece	—	7,560,129	—	7,560,129
Hong Kong	—	43,768,410	—	43,768,410
Israel	—	12,224,572	—	12,224,572
Italy	—	9,114,218	—	9,114,218
Japan	—	56,145,241	—	56,145,241
Mexico	11,107,593	—	—	11,107,593
Monaco	6,057,551	—	—	6,057,551
Netherlands	—	67,222,076	—	67,222,076
Norway	—	10,064,706	—	10,064,706
South Korea	—	10,981,859	—	10,981,859
Spain	—	25,311,095	—	25,311,095
Switzerland	—	26,507,914	—	26,507,914
Taiwan	—	4,140,808	—	4,140,808
United Kingdom	13,828,483	93,785,068	—	107,613,551
United States	25,537,856	—	—	25,537,856

Total Equity	103,262,165	561,955,425	—	665,217,590

Short-Term Investments
United States	—	17,771,000	—	17,771,000

Total Short-Term Investments	—	17,771,000	—	17,771,000

Total Investments in Securities	$103,262,165	$579,726,425	$—	$682,988,590

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(311,841)	$—	$—	$(311,841)

*	Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

There was $528,229,760 transferred from Level 1 to Level 2 in the International Fund. Securities transferred were priced by a third party vendor and a fair valuation model was applied in accordance with the Trust’s valuation procedures.

112	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Smaller Companies Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$30,005,137	$—	$—	$30,005,137

Total Equity	30,005,137	—	—	30,005,137

Short-Term Investments
Repurchase Agreements	—	3,427,000	—	3,427,000

Total Investments in Securities	$30,005,137	$3,427,000	$—	$33,432,137

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of December 31, 2017.

Alternative Strategies Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$493,609,392	$9,106,428	$905,305	**	$503,621,125
Exchange-Traded Funds	4,714,438	—	—		4,714,438
Limited Partnerships	—	—	1,392,777	**	1,392,777
Preferred Stocks	1,458,160	—	1,683,512	**	3,141,672

Total Equity	499,781,990	9,106,428	3,981,594	**	512,870,012

Rights/Warrants	—	9,717	0		9,717
Short-Term Investments
Treasury Bills	—	64,025,591	—		64,025,591
Repurchase Agreements	—	363,454,000	—		363,454,000

Total Short-Term Investments	—	427,479,591	—		427,479,591

Fixed Income
Asset-Backed Securities	—	133,238,697	2,237,794	**	135,476,491
Bank Loans	—	37,242,238	—		37,242,238
Convertible Bonds	—	14,028,015	—		14,028,015
Corporate Bonds	—	451,142,097	1,609,785	**	452,751,882
Government Securities & Agency Issue	—	71,944,379	—		71,944,379
Mortgage-Backed Securities	—	371,322,473	1,500,000	(1)	372,822,473
Municipal Bonds	—	10,326,461	—		10,326,461

Total Fixed Income	—	1,089,244,360	5,347,579	**	1,094,591,939

Purchased Options	706,224	107,813	—		814,037

Total Investments in Securities in Assets	$500,488,214	$1,525,947,909	$9,329,173	**	$2,035,765,296

Short Sales
Common Stocks	(104,208,933)	—	0		(104,208,933)
Exchange-Traded Funds	(13,280,055)	—	—		(13,280,055)
Corporate Bonds	—	(2,416,356)	—		(2,416,356)

Total Short Sales	(117,488,988)	(2,416,356)	—		(119,905,344)

Total Investments in Securities in Liabilities	$(117,488,988)	$(2,416,356)	$0		$(119,905,344)

Notes to Financial Statements	113

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(1,071,231)	$—	$—	$(1,071,231)
Futures	(588,452)	—	—	(588,452)
Swaps - Total Return	—	(46,950)	—	(46,950)
Swaps - Interest Rate	—	182,916	—	182,916
Swaps - Credit Default	—	(437,152)	—	(437,152)
Written Options	(1,175,557)	—	—	(1,175,557)

(a)	See Fund’s Schedule of Investments for sector classifications.

*	Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities

There was $28 transferred from Level 2 to Level 3 in the Alternative Strategies Fund. Prices for the subject securities were not obtainable from an approved pricing vendor so the Pricing Committee, in conjunction with the sub-advisor that holds the securities valued the securities.

There was $221,040 transferred from Level 3 to Level 2 in the Alternative Strategies Fund. The securities had heretofore been priced by an approved vendor and then subjected to the application of a liquidity discount, which was removed during the year.

The amount of transfers in and out are reflected at the securities’ fair value at the beginning of the year, pursuant to the Funds’ policies.

Note 7 – Other Derivative Information

At December 31, 2017, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund
	Derivative Assets		Derivative Liabilities
Risk	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency	Unrealized gain on forward foreign currency exchange contracts	$135,218	Unrealized loss on forward foreign currency exchange contracts	$(447,059)

Alternative Strategies Fund
	Derivative Assets		Derivative Liabilities
Risk	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency	Unrealized gain on forward foreign currency exchange contracts	$623,769	Unrealized loss on forward foreign currency exchange contracts	$(1,695,000)
	Investments in securities(1)	107,813	Written options	—
Interest rate	Unrealized gain on swap contracts**	451,355	Unrealized loss on swap contracts**	(268,439)
	Unrealized gain on futures contracts*	74,878	Unrealized loss on futures contracts*	(599,748)
Credit	Unrealized gain on swap contracts**	7,347,854	Unrealized loss on swap contracts**	(7,785,006)

114	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Equity		Unrealized gain on swap contracts	$—	Unrealized loss on swap contracts	$(46,950)
		Unrealized gain on futures contracts*	—	Unrealized loss on futures contracts*	(63,582)
		Investments in securities(1)	706,224	Written options	(1,175,557)

	Total		$9,311,893		$(11,634,282)

* Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

** Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)  The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

For the year ended December 31, 2017, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund

	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency	Forward foreign currency exchange contracts	$(2,737,277)	$(2,652,862)	60,799,105	(a)

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2017.

Alternative Strategies Fund

	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$(3,083,703)	$(1,903,202)	172,680,203	(a)
		Purchased option contracts	(842,573)	(15,704)	18,071,000	(b)
Interest rate		Swap contracts	258,723	11,761	490,936,131	(b)(c)
		Future contracts	(120,090)	(511,587)	533,027,779	(b)
Credit		Swap contracts	(4,674,394)	331,795	563,595,979	(b)(c)
Equity		Swap contracts	2,046,078	(781,921)	3,125,991	(b)(c)
		Future contracts	(2,965,017)	(117,312)	14,850,609	(b)
		Purchased option contracts	(5,836,565)	(708,521)	13,776	(d)
		Written option contracts	1,177,931	(294,125)	9,375	(d)

	Total		$(14,039,610)	$(3,988,816)

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2017.

(b)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2017.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the year ended December 31, 2017.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Notes to Financial Statements	115

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

At December 31, 2017, Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund had investments in repurchase agreements with a gross value of $27,911,000, $17,771,000, $3,427,000 and $363,454,000, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

The following tables represent the Accounting Standards Update (“ASU”) 2013-01 disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of December 31, 2017:

International Fund

	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total	Futures	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust Company	$—	$—	$—	$135,218	$135,218	$—	$—	$(447,059)	$—	$(447,059)	$(311,841)	$—	$(311,841)

Alternative Strategies Fund

	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
BNP Paribas S.A.	$—	$—	$—	$—	$—	$—	$—	$(5,708)	$—	$(5,708)	$(5,708)	$—	$(5,708)
Bank of America N.A.	107,813	—	—	194,624	302,437	—	(181,043)	(297,090)	—	(478,133)	(175,696)	—	(175,696)
Barclays Bank Plc	—	—	—	—	—	—	(19,926)	—	—	(19,926)	(19,926)	19,926	—
Citibank N.A.	—	—	—	1,052	1,052	(454,303)	—	(1,129)	—	(455,432)	(454,380)	—	(454,380)
Credit Suisse International	—	—	—	—	—	—	—	(11,741)	—	(11,741)	(11,741)	—	(11,741)
Deutsche Bank AG	—	—	—	17,649	17,649	—	—	(267,682)	—	(267,682)	(250,033)	—	(250,033)
Goldman Sachs & Co.	340,976	—	—	8,043	349,019	—	—	(215,230)	(266,714)	(481,944)	(132,925)	132,925	—
HSBC Holdings Plc	—	—	—	4,693	4,693	—	—	(3,587)	—	(3,587)	1,106	—	1,106
JP Morgan Chase Bank N.A.	—	74,878	985,601	40,892	1,101,371	(209,027)	(107,786)	(177,999)	(829,890)	(1,324,702)	(223,331)	223,331	—
Morgan Stanley & Co.	365,248	—	—	351,318	716,566	—	—	(673,845)	(78,953)	(752,798)	(36,232)	36,232	—
Morgan Stanley Capital Services, Inc.	—	—	—	—	—	—	(23,112)	—	—	(23,112)	(23,112)	23,112	—
UBS AG	—	—	—	5,498	5,498	—	—	(40,989)	—	(40,989)	(35,491)	—	(35,491)

Total	$814,037	$74,878	$985,601	$623,769	$2,498,285	$(663,330)	$(331,867)	$(1,695,000)	$(1,175,557)	$(3,865,754)	$(1,367,469)	$435,526	$(931,943)

(1)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2)	Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Notes to Schedule of Investments. Only the variation margin is reported within the Statements of Assets and Liabilities.

Note 8 – Commitments and Contingencies

The Alternative Strategies Fund’s investment portfolio may contain debt investments that are in the form of unfunded loan commitments, which required the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

At December 31, 2017, unfunded loan commitment for the Alternative Strategies Fund was as follows:

Borrower	Unfunded Commitment
GACP II, LLC	$2,600,000

116	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 9 – Income Taxes and Distributions to Shareholders

As of December 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Tax cost of Investments	$226,688,017	$575,329,131	$32,223,127	$1,837,064,989
Gross Tax Unrealized Appreciation	115,833,582	132,579,957	3,244,886	138,763,064
Gross Tax Unrealized Depreciation	(3,362,784)	(24,920,499)	(2,035,876)	(63,104,527)

Net Tax unrealized appreciation (depreciation) on investments	112,470,798	107,659,458	1,209,010	75,658,537
Net Tax unrealized appreciation (depreciation) on forward foreign currency exchange contracts, foreign currency, swaps, futures and short sales	544	44,811	—	(159,949)

Net Tax unrealized appreciation (depreciation)	112,471,342	107,704,269	1,209,010	75,498,588

Undistributed Ordinary Income	1,366,942	2,787,822	—	3,364,911

Undistributed Long-Term Capital Gains	12,234,108	—	—	—

Capital Loss Carry Forward	—	(78,323,693)	—	(9,905,197)

Current Year Ordinary Late Year Losses	—	—	—	—

Post-October Capital Losses	—	—	—	—

Other Accumulated Losses	—	—	—	—

Total accumulated gain/(loss)	$126,072,392	$32,168,398	$1,209,010	$68,958,302

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales, forward foreign currency exchange contracts, futures contracts, swap contracts, passive foreign investment company adjustments, partnership basis adjustments, organizational expenses and constructive sales.

For the year ended December 31, 2017, capital loss carry over used in current year and carry forward losses expired for each Fund were as follows :

Fund	Capital Loss Carryover Utilized	Carry forward losses expired
Equity Fund	$—	$—
International Fund	64,351,164	89,568,027
Smaller Companies Fund	7,425,219	14,524,857
Alternative Strategies Fund	23,095,456	—

The capital loss carry forwards for each Fund were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Capital Loss Carryforwards
Perpetual Short-Term	$—	$(78,323,693)	$—	$(9,905,197)

Total	$—	$(78,323,693)	$—	$(9,905,197)

Notes to Financial Statements	117

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, the following table shows the reclassifications made:

Fund	Undistributed Net Investment Income/ (Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Equity Fund*	$238,119	$(1,784,816)	$1,546,697
International Fund*	(3,374,885)	92,942,912	(89,568,027)
Smaller Companies Fund*	101,722	14,539,078	(14,640,800)
Alternative Strategies Fund*	1,369,331	(1,369,274)	(57)

*	The permanent differences primarily relate to paydowns, partnerships, foreign currency gains/losses, net operating losses, equalization adjustments, swap dividend reclass, short dividend expense reclass, expiration of capital loss carryforwards, and passive foreign investment companies.

The tax composition of dividends (other than return of capital dividends), for the years ended December 31, 2017 and 2016 were as follows:

	2017		2016
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Equity Fund	$670,204	$25,129,439	$2,538,599	$15,352,397
International Fund	19,819,596	—	28,813,724	—
Smaller Companies Fund	—	—	—	—
Alternative Strategies Fund	43,209,899	—	35,529,580	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2017.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, late year losses, straddle loss deferral, passive foreign investment company adjustments, and partnership adjustments.

Note 10 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund and Smaller Companies Fund (the “Three Funds”) expiring on May 4, 2018. Borrowings under this agreement bear interest at the higher of the federal funds rate and one month LIBOR plus a spread of 1.00% per annum. There is no annual commitment fee on the uncommitted line of credit. The Trust also has a secured $100,000,000 line of credit for the Alternative Strategies Fund with the Custodian expiring on July 26, 2018. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the federal funds rate and one-month libor plus a spread of 1.25% per annum (spread increased to 1.25% from 1.10% effective July 27, 2017). As compensation for holding the lending commitment available, effective July 27, 2017, the Trust pays a commitment fee rate of 0.20% (prior to July 27, 2017, the Trust paid a tiered commitment fee of 0.15%/0.20% based on usage) on the unused portion of the commitment on the secured line, which is paid for by the Alternative Strategies Fund. The fee is payable quarterly in arrears.

Amounts outstanding to the Three Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $100,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

For the year ended December 31, 2017, the interest expense was $516 for International Fund. For the year ended December 31, 2017, there were no borrowings for the Equity Fund, Smaller Companies Fund and Alternative Strategies Fund, and there was no balance outstanding at the end of the period. There was no balance outstanding at December 31, 2017 for the International Fund. The average and maximum borrowing for the year ended December 31, 2017 for the International Fund for the period from January 10, 2017 to January 18, 2017 the line was drawn was $1,314,096, at an average borrowing rate of 1.7678%.

118	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 11 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•	Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Credit Risk. This is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes.

•	Cybersecurity Risk. Information and technology systems relied upon by the Funds, the Advisor, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative Strategies Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

Notes to Financial Statements	119

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

•	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Distressed Companies Risk. A Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Emerging Markets Risk. A Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Event-Driven Risk. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Funds to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in a Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in a Fund.

120	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Multi-Style Management Risk. Because portions of a Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Portfolio Turnover Risk. This is the risk that a Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of a Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•	Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Smaller Companies Risk. A Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Technology Investment Risk. A Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

Notes to Financial Statements	121

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

122	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

Board Consideration of and Continuation and Renewal of Investment Advisory Agreements

At an in-person meeting held on December 12, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved for an additional one-year term through December 31, 2018 (i) the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and Litman Gregory Fund Advisors, LLC (the “Advisor”) with respect to the Litman Gregory Masters Equity Fund (the “Equity Fund”), the Litman Gregory Masters International Fund (the “International Fund”), the Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) and the Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) (each of the Equity Fund, the International Fund, the Smaller Companies Fund and the Alternative Strategies Fund, a “Fund,” and collectively, the “Funds”), and (ii) the investment sub-advisory agreements (the “Investment Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreement, the “Advisory Agreements”) between the Advisor and (a) each of Davis Selected Advisers, L.P., Fiduciary Management, Inc., Harris Associates L.P. (“Harris”), Nuance Investments, LLC, Sands Capital Management, LLC, and Wells Capital Management Inc. (“Wells”) with respect to the Equity Fund; (b) each of Harris, Lazard Asset Management LLC, Northern Cross, LLC, Pictet Asset Management, Ltd., and Thornburg Investment Management, Inc. with respect to the International Fund; (c) each of Cove Street Capital, LLC and Wells with respect to the Smaller Companies Fund; and (d) each of DoubleLine Capital LP, First Pacific Advisors, LLC, Loomis, Sayles & Company, L.P., Passport Capital, LLC, and Water Island Capital, LLC with respect to the Alternative Strategies Fund (each of the foregoing sub-advisors, a “Sub-Advisor,” and collectively, the “Sub-Advisors”). The Board, including the Independent Trustees, also approved the continuation for an additional one-year term through April 30, 2019 of the Restated Contractual Advisory Fee Waiver Agreement between the Trust, on behalf of the Funds, and the Advisor (the “Fee Waiver Agreement,” and collectively with the Advisory Agreements, the “Agreements”).

Prior to the Meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. The materials provided by the Advisor were extensive, including advisory fee and expense comparisons, performance comparisons, Advisor profitability information, and a summary of compliance programs of the Sub-Advisors. In addition, the Independent Trustees discussed the approval or renewal of the Agreements with representatives of the Advisor and were advised by independent counsel on these and other relevant matters.

The Trustees, including the Independent Trustees, also noted that they had received extensive information about, and in-person presentations from, various members of senior management at the Advisor regarding the Funds throughout the year, including, without limitation, information on and/or discussion of the Funds’ and each Sub-Advisor’s investment results; portfolio composition; portfolio trading practices; shareholder services; advisory fees and expense comparisons; the Advisor’s financial condition and profitability; compliance monitoring by the Advisor; the personnel at the Advisor and the Sub-Advisors providing investment management, compliance and other services to the Funds; and the Advisor’s process for selecting Sub-Advisors for the Funds as well as the Advisor’s ongoing oversight of the Sub-Advisors.

The information provided to the Board at the Meeting, together with the information provided to the Board throughout the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board did not identify any single issue or particular datum point that, in isolation, would be a controlling factor in its decision to approve or renew the Agreements. Rather, the Board considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board).

1.    Nature, extent and quality of services

The Independent Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel involved in the day-to-day operations of the Funds; and the overall financial strength and stability of its organization. The Independent Trustees also considered that the Advisor provided personnel to serve as officers of the Trust, including the Trust’s Chief Compliance Officer (“CCO”), and that the services of the CCO were provided at a nominal cost to the Trust. The Independent Trustees discussed the high level of sub-advisor due diligence continually being undertaken by the Advisor. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and requests of the Board, as well as the preparation of high quality shareholder communications and the development of targeted marketing programs for the Funds. In addition, the Independent Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders. The Independent Trustees also noted that the members of senior management of the Advisor, including Mr. DeGroot and Mr. Welz, as well as the Independent Trustees themselves have made significant investments in the Funds.

The Independent Trustees also considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its adherence to and continual enhancement of those programs; its efforts to keep the Board informed; and

Other Information	123

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

its attention dedicated to matters that may involve potential conflicts of interest with a Fund. The Independent Trustees noted the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Sub-Advisors’ and other service providers’ compliance operations.

The Independent Trustees then reviewed various materials relating to the Sub-Advisors, including copies of each Investment Sub-Advisory Agreement; copies of the Form ADV for each Sub-Advisor; information on assets of the Funds managed and fees charged by each Sub-Advisor; a summary of the compliance programs of the Sub-Advisors; and an oral report by the CCO on each Sub-Advisor’s commitment to compliance. The Independent Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting and monitoring each Sub-Advisor and the value of goodwill between the Advisor and each Sub-Advisor.

The Independent Trustees concluded that the nature, overall quality, and extent of the services provided and to be provided by the Advisor and the Sub-Advisors are fully satisfactory.

2.    Investment results

The Independent Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. They also considered information regarding the selection, and discussed the appropriateness, of such peer funds and benchmark indices. The Independent Trustees considered the overall performance of the Funds as well as the performance of each Sub-Advisor within each Fund as compared to each Sub-Advisor’s own comparable mutual fund(s) or private fund(s) (if applicable). The Independent Trustees focused on longer-term performance, which they believe is more important than short, isolated periods for purposes of evaluating each Fund’s success in meeting its investment objective.

In particular, the Independent Trustees relied upon, among other information, the KFS Report. The Independent Trustees noted that KFS, and not the Advisor, selected the peer funds used in the KFS Report and that the Advisor had supplemented the KFS Report with additional performance comparisons.

For the Equity Fund, the Independent Trustees compared its investment results for its Institutional shares to a number of benchmarks, including (1) the Russell 3000 Index (the “Equity Market Benchmark”); (2) the Morningstar Large Blend Category (the “Equity Morningstar Category”); and (3) the KFS Peer Group for the Equity Fund (together with the Equity Morningstar Category, the “Equity Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Equity Fund outperformed the Equity Morningstar Category for the one-year, three-year, five-year, ten-year, fifteen-year and since inception periods ended September 30, 2017 and was essentially tied with the Equity Market Benchmark since inception. The Equity Fund underperformed the KFS Peer Group for the same time periods, except for the five-year period, during which it outperformed the KFS Peer Group. The Independent Trustees found that the performance of the Institutional shares of the Equity Fund exceeded the average return of the Equity Morningstar Category for the one-year, three-year, five-year, ten-year, fifteen-year and since inception periods ended September 30, 2017.

For the International Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the MSCI ACWI ex-U.S. Index (the “International Market Benchmark”); (2) the Morningstar Foreign Large Blend Category (the “International Morningstar Category”); and (3) the KFS Peer Group for the International Fund (together with the International Morningstar Category, the “International Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the International Fund underperformed the International Market Benchmark and the International Fund Benchmarks for the three-year and ten-year periods ended September 30, 2017. While the International Fund performed the same as the International Fund Benchmarks for the five-year period ended September 30, 2017, it outperformed the International Morningstar Category for the one-year and fifteen-year periods ended September 30, 2017. The International Equity Fund underperformed the KFS Peer Group for the three-year, five-year and ten-year periods ended September 30, 2017. The Independent Trustees found that the performance of the Institutional shares of the International Fund fell below the average return for the International Morningstar Category for the three-year, five-year and ten-year periods ended September 30, 2017, but exceeded that average for the one-year and fifteen-year periods.

For the Smaller Companies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Russell 2000 Index (the “Smaller Companies Market Benchmark”); (2) the Morningstar Small Blend Category (the “Smaller Companies Morningstar Category”); and (3) the KFS Peer Group for the Smaller Companies Fund (together with the Smaller Companies Morningstar Category, the “Smaller Companies Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Smaller Companies Fund underperformed the Smaller Companies Fund Benchmarks and the Smaller Companies Market Benchmark for the one-year, three-year, five-year and ten-year periods ended September 30, 2017. The Independent Trustees found that the performance of the Institutional shares of the Smaller Companies Fund fell below the average return for the Smaller Companies Morningstar Category for the one-year, three-year, five-year and ten-year periods ended September 30, 2017.

124	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

For the Alternative Strategies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Barclays U.S. Aggregate Bond Index (the “Alternative Strategies Market Benchmark”); (2) the Morningstar Multi-Alternative Category (the “Alternative Strategies Morningstar Category”); and (3) the KFS Peer Group for the Alternative Strategies Fund (together with the Alternative Strategies Morningstar Category, the “Alternative Strategies Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Alternative Strategies Fund outperformed the Alternative Strategies Fund Benchmarks for the one-year, three-year and five-year periods ended September 30, 2017 and outperformed the Alternative Strategies Market Benchmark for the one-year, five-year and since inception periods ended September 30, 2017. The Independent Trustees found that the performance of the Institutional shares of the Alternative Strategies Fund exceeded the average return of the Alternative Strategies Morningstar Category for the one-year, three-year, five-year and since inception periods ended September 30, 2017.

The Independent Trustees noted that the performance of the Sub-Advisors varies over time and noted and acknowledged the Advisor’s detailed monitoring of the Sub-Advisors’ investment results, and interactions with Sub-Advisors, particularly those Sub-Advisors that were experiencing periods of underperformance. The Independent Trustees noted and considered the comments by the Advisor with respect to underperforming Sub-Advisors, discussions at Board meetings throughout the year regarding the potential sources of underperformance and actions taken by the Advisor in response to underperformance by certain Sub-Advisors. The Independent Trustees considered the Advisor’s process for terminating Sub-Advisors and noted the Advisor’s continued willingness to terminate Sub-Advisors if the Advisor determined that the termination would be in the best interest of a Fund and its shareholders. The Independent Trustees also noted and considered the Advisor’s ability to attract and retain world-class investment managers to serve as Sub-Advisors to the Funds, as well as the Advisor’s extensive screening process before hiring a Sub-Advisor.

The Trustees noted the difficulty of fairly benchmarking the Funds in terms of performance. Ultimately, the Independent Trustees concluded that they were satisfied with the Funds’ overall performance records and were satisfied with the Advisor’s explanation for the periods of underperformance. The Independent Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objective and strategies, and the performance and services of the Sub-Advisors supported the decision to renew the Advisory Agreements.

3.    Advisory fees and total expenses

The Independent Trustees reviewed the advisory fees and total expenses of each Fund and compared them with the advisory fees and total expenses of funds in the KFS Peer Group for each Fund. The Independent Trustees noted that the KFS Peer Group for each Fund was selected independently by KFS using a selection methodology designed to identify those funds most comparable to each Fund. The Independent Trustees further noted that in selecting the KFS Peer Group for each Fund, KFS considered various screening criteria, including, without limitation, fund type, category as determined by Morningstar, Inc., load/sales charge type, average net assets, and fund attributes. The Independent Trustees also noted that, to the extent possible without affecting KFS’ core peer fund selection methodologies, KFS had attempted to include funds that are considered by Morningstar to have a manager-of-managers structure in the KFS Peer Group for each Fund. The Independent Trustees then discussed various areas in which the Funds are different from the funds included in the KFS Peer Groups, such as distribution channels and investment strategies or approaches.

The Independent Trustees noted that according to the KFS Report, the total expenses of each Fund are higher than the average or the median of the total expenses of the funds in the KFS Peer Group for such Fund. The Independent Trustees observed that the Equity Fund’s total expense ratio exceeded both the Morningstar peer group and KFS Peer Group mostly because of its higher advisory fee. The Independent Trustees noted that the International Fund has an advisory fee that is slightly higher than the average and the median of its KFS Peer Group, while the Fund’s other operating expenses are slightly higher than the average other operating expenses for the KFS Peer Group and higher than the average other operating expenses for the Morningstar peer group. The Independent Trustees also noted that the International Fund’s total expense ratio was higher than the average expense ratio for the Morningstar peer group. The Independent Trustees also observed that, despite a fee waiver, the Smaller Companies Fund’s total expense ratio exceeded both the Morningstar peer group and KFS Peer Group mostly because of the Fund’s transfer agency and other expenses and smaller than average asset size. The Independent Trustees further noted that while the Alternative Strategies Fund has an advisory fee that is slightly higher than the average of the KFS Peer Group, it is lower than the average of the Morningstar peer group and its other expenses are higher than average compared to the funds in its Morningstar peer group and in line with the KFS Peer Group. The Independent Trustees agreed that the Funds’ use of the manager of managers structure is a primary contributor to the relatively high advisory fees, and noted that the higher advisory fees allow shareholders of the Funds to have access to Sub-Advisors to which they otherwise might not have access and that the higher fees are justified by the long-term performance results of certain Funds and potential performance results for underperforming Funds.

The Independent Trustees also noted the Advisor’s continued willingness to waive fees or reimburse operating expenses to maintain a competitive fee structure for each Fund and to pass through savings from fee breakpoints in any Sub-Advisor’s fee schedule to the applicable Fund’s shareholders. The Independent Trustees noted that the Fee Waiver Agreement, updated as of January 1, 2017, to reduce expenses by further increasing the amount of fee waivers for certain Funds under the Fee Waiver Agreement. With respect to

Other Information	125

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

the Alternative Strategies Fund, the Independent Trustees noted that the Advisor had been waiving a portion of the advisory fee payable by the Fund and/or reimbursing a portion of the Fund’s operating expenses each year since its inception in order to ensure that its operating expenses do not exceed the operating expense cap specified in the Alternative Strategies Fund Expenses Limitation Agreement. The Independent Trustees noted the Advisor’s determination to not renew the Fee Waiver Agreement after it expires on April 30, 2018, noting, among other things, that the Advisor has subsidized the Fund’s expenses for four years during which the last two years the Fund’s expenses have been lower than the expense cap and that the Fund’s assets continue to grow. The Independent Trustees further noted that the Advisor has waived its right to recoup any fees that is has subsidized.

The Independent Trustees noted the United States Supreme Court’s guidance in Jones v. Harris Associates on the relevance of comparisons of advisory fees charged by the Advisor to other similarly managed separate accounts such as pension funds or other institutional investors. The Advisor presented to the Independent Trustees the advisory fees the Advisor and its affiliates charge their separately managed accounts and private investment funds (collectively, the “Other Accounts”). The Advisor explained, to the Independent Trustees’ satisfaction, various factors that contribute to the different fee schedules between the Funds and the Other Accounts, including the fact that the products the Advisor and its affiliates offer for the Funds (i.e., concentrated sub-portfolios managed by a selection of Sub-Advisors) and the Other Accounts are significantly different; that the services the Advisor and its affiliates provide for the Funds (i.e., the assembly and monitoring of the Sub-Advisors) are not readily available on the market; that the Other Accounts have much higher minimum investment requirements as compared to those of the Funds; and that certain compliance obligations and liquidity requirements are only applicable to the Funds and not the Other Accounts.

The Independent Trustees noted that the sub-advisory fees payable to the Sub-Advisors are separately negotiated with the Advisor and are paid out of the advisory fees the Advisor receives from the Funds. The Independent Trustees also noted that the fees charged by the Sub-Advisors are discounted relative to the fees the Sub-Advisors charge to their own funds and separately managed accounts, and that the Advisor from time to time attempts to renegotiate lower fees with the Sub-Advisors. Given the existence of arm’s length bargaining between the Advisor and each Sub-Advisor, the Independent Trustees did not engage in an extensive discussion of sub-advisory fees and expenses.

Based on such review, the Independent Trustees concluded that the advisory fees and the total expenses of the Funds are reasonable in relation to the services the Funds receive from the Advisor and the Sub-Advisors.

4.    The Advisor’s financial information

The Independent Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Independent Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

The Advisor’s Costs and Profitability. The Independent Trustees noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisors. The Independent Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Sub-Advisors, the general cost of the services provided by the Advisor and the Advisor’s retained portion of the total advisory fee. The Independent Trustees took note of information provided on advisory fees waived by the Advisor, noting that the Advisor had waived substantial advisory fees otherwise payable under the Investment Advisory Agreement over the most recent year, and that the Advisor follows a policy of not charging advisory fees on unallocated cash.

The Independent Trustees also noted that the Advisor to date had not sought recoupment of any advisory fees waived under the Fee Waiver Agreement. The Independent Trustees also considered the Advisor’s continued willingness to invest in staff dedicated to the Funds, including new hires when needed. The Independent Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds and that the Advisor’s expected profits under the Advisory Agreement are in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds.

The Independent Trustees did not engage in an extended analysis of Sub-Advisor profitability given the arm’s length nature of the bargaining between the Advisor and each Sub-Advisor and the difficulty in interpreting profitability information with respect to each Sub-Advisor due to, among others, the use of disparate accounting conventions, disparate ownership structures, and the fact that each Sub-Advisor managed only a portion of each Fund. The Independent Trustees also reviewed information regarding the structure and manner in which the Advisor’s and the Sub-Advisors’ investment professionals are compensated and how the compensation structures are designed to attract and retain high caliber personnel and to promote the long-term performance of the Funds.

Economies of Scale. The Independent Trustees noted that the Advisor has continued to take steps to reduce expenses of the Funds, including agreeing to amendments to the breakpoints in its fee schedules to provide for higher fee waivers, negotiating favorable terms with service providers and providing certain support services to the Funds on a cost only basis, which represents a sharing of economies of scale. In addition, the Independent Trustees took note of the investments in the Funds made by the Other Accounts,

126	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

which help reduce costs for the Funds by increasing the asset base of the Funds. The Independent Trustees also took favorable note of the Advisor’s efforts to invest in its advisory organization to ensure strong research, analytic and marketing capabilities.

Ancillary Benefits. The Independent Trustees considered other actual and potential financial benefits to the Advisor, noting that the Advisor does not have any affiliates that materially benefit from the Advisor’s relationship to the Funds.

5.    Conclusions

Based on their review, including their non-exclusive consideration of each of the factors referred to above, the Independent Trustees as well as the Board concluded that the Agreements are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received or would receive reasonable value in return for the advisory fees and other amounts paid to the Advisor, and that the renewal or approval, as applicable, of the Agreements would be in the best interests of each Fund and its shareholders. Each of the factors discussed above supported such approval.

Other Information	127

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Litman Gregory Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, securities sold short, forward foreign currency exchange contracts, financial futures contracts, swaps, purchased options and written options of Litman Gregory Funds Trust comprising Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (the “Funds”) as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, issuer and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Our audit was conducted for the purpose of forming an opinion on each Fund’s financial statements and financial highlights as a whole. The information presented on pages 2 through 12, 15 through 22, 26 through 31, 33 through 46, and 122 through 137, which is the responsibility of the Funds’ management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide assurance on the information.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2018

128	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises.

FTSE Emerging Markets Index – ETF Tracker. The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Index Definitions	129

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Continued)

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The SPDR Financials Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

130	Litman Gregory Funds Trust

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.	The Basel Accords are three sets of banking regulations (Basel I, II and III) set by the Basel Committee on Bank Supervision (BCBS), which provides recommendations on banking regulations in regards to capital risk, market risk and operational risk.

5.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

6.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

7.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

8.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

9.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

10.	Capex (capital expenditures) are expenditures creating future benefits.

11.	Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

12.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

13.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

14.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

15.	The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

16.	Correlation is a statistical measure of how two securities move in relation to each other.

17.	Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

18.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

19.	Diversification is the spreading of risk by putting assets in several categories of investments.

20.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

21.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

22.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

23.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

24.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

25.	EBIT is a company’s earnings before interest and taxes, and measures the profit a company generates from its operations, making it synonymous with “operating profit”.

Industry Terms and Definitions	131

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

26.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

27.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

28.	Enterprise value is a measure of a company’s total value, calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

29.	Enterprise value/adjusted target operating profit (or Enterprise Value/adjusted target EBIT) is a financial ratio that compares the total valuation of the company with its profitability, adjusting for various special circumstances.

30.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

31.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

32.	Forex (FX) is the market in which currencies are traded.

33.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

34.	Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

35.	The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

36.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

37.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

38.	Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

39.	An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

40.	Internal Rate of Return (IRR) is the discount rate often used in capital budgeting that makes the net present value of all cash flows from a particular project equal to zero.

41.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

42.	Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

43.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

44.	A Leveraged Buyout (LBO) is the acquisition of another company using a significant amount of borrowed money to meet the cost of acquisition.

45.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

46.	Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

47.

Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage

132	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

48.	The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

49.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

50.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

51.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

52.	Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

53.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

54.	Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

55.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

56.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

57.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

58.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

59.	Price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

60.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

61.	Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

62.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

63.	Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

64.	Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

65.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

66.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

67.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

Industry Terms and Definitions	133

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

68.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

69.	Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

70.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

71.	Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

72.	A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

73.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

74.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

75.	Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

76.	Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

77.	Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

78.	Tangible Book Value Per Share – TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

79.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

80.	Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

81.	Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

82.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

83.	Yield to Worst is the lowest potential yield that can be received on a callable bond without the issuer actually defaulting.

84.	Z Bonds, or Z Tranches, are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

134	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TAX INFORMATION – (Unaudited)

For the fiscal year ended December 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Litman Gregory Masters Equity Fund	100.00%
Litman Gregory Masters International Fund	92.35
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	14.64

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2017 was as follows:

Litman Gregory Masters Equity Fund	100.00%
Litman Gregory Masters International Fund	4.16
Litman Gregory Masters Smaller Companies Fund	0.00
Litman Gregory Masters Alternative Strategies Fund	9.89

Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2017.

Litman Gregory Masters Equity Fund	$26,676,139
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	N/A

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2017, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Litman Gregory Masters Equity Fund	N/A
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	83.45%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Litman Gregory Masters Equity Fund	0.00%
Litman Gregory Masters International Fund	0.00%
Litman Gregory Masters Smaller Companies Fund	0.00%
Litman Gregory Masters Alternative Strategies Fund	0.00%

For the year ended December 31, 2017, the Litman Gregory Masters International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
$1,244,956	$0.0306	94.81%

Tax Information	135

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council, Policy Committee Chair and Executive Committee member, Independent Directors Council (education for investment company independent directors) since 2014; Director, Northern California Society of Botanical Artists (botanical art) since 2014; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	4	Forward Funds (17 portfolios) Salient MS Trust (4 portfolios)
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	4	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	4	SA Funds – Investment Trust (10 portfolios)

136	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy DeGroot** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	4	None
Taylor M. Welz** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1959)	Trustee	Open-ended term; served since inception	CPA/PFS, CFP; President, Chief Compliance Officer & Sole Owner, Welz Financial Services, Inc. (investment advisory services and retirement planning) since 2007; and Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	4	None
Stephen Savage 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Chief Executive Officer of the Advisor since 2015; Managing Partner of the Advisor since 2010; Partner of the Advisor from 2003 to 2010.	N/A	None
John Coughlan 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee and Rajat Jain, each a Portfolio Manager and Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Trustee and Officer Information	137

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

138	Litman Gregory Funds Trust

Advisor:

Litman Gregory Fund Advisors, LLC

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O DST Asset Manager Solutions, Inc.

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, DST Asset Manager Solutions, Inc., at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.

The registrant has not made any amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees (the “board”) has determined that Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and Mr. Shefrin has been deemed to be “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Cohen & Company, Ltd.	Cohen & Company, Ltd.
	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$140,725	$126,725
Audit-Related Services	$0	$0
Tax Fees	$20,600	$19,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Cohen & Company, Ltd.	Cohen & Company, Ltd.
	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Services	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	$3,350	$2,500
Registrant’s Investment Adviser	None	None

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6.	Investments.

(a)        The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board since the registrant last provided disclosure in response to this Item 10.

Item 11.	Controls and Procedures.

(a)        The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)    Not applicable because the Code of Ethics is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(a)(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3)    Not applicable to open-end investment companies.

(b)        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President and Chief Executive Officer

Date:	March 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President and Chief Executive Officer

Date:	March 5, 2018

By:	/s/ John Coughlan
John Coughlan
Treasurer and Principal Financial Officer

Date:	March 5, 2018